                                                  SBL FUND

================================================================================
                                             SEMI-ANNUAL REPORT
                                             JUNE 30, 1998

                                             -  Series A
                                                (Growth Series)
                                             -  Series B
                                                (Growth-Income Series)
                                             -  Series C
                                                (Money Market Series)
                                             -  Series D
                                                (Worldwide Equity
                                                Series)
                                             -  Series E
                                                (High Grade Income
                                                Series)
                                             -  Series J
                                                (Emerging Growth
                                                Series)
                                             -  Series K
                                                (Global Aggressive
                                                Bond Series)
                                             -  Series M
                                                (Specialized Asset
                                                Allocation Series)
                                             -  Series N
                                                (Managed Asset
                                                Allocation Series)
                                             -  Series O
                                                (Equity Income Series)
                                             -  Series P
                                                (High Yield Series)
                                             -  Series S
                                                (Social Awareness Series)
                                             -  Series V
                                                (Value Series)
                                             -  Series X
                                                (Small Cap Series)


                                         [LOGO] SECURITY DISTRIBUTORS, INC.
                                                A Member of The Security Benefit
                                                Group of Companies

PRESIDENT'S LETTER
August 15, 1998



[ A PHOTO ]

John Cleland
 President


TO OUR CONTRACTHOLDERS:

The past six months have been especially rewarding for investors in large-cap equities, as evidenced by the 14.14% return for the Dow Jones Industrial Average and 17.71% increase in the S&P 500 Stock Index. The returns in mid-cap and small cap stocks and in fixed income instruments have also been positive, although closer to historical norms. The S&P Midcap 400 Index rose 8.01% and the Russell 2000, representing small stocks, was up 5.27%. The bellwether thirty-year U.S. Treasury Bond generated a total return of 7.1% over the period, rewarding fixed income investors as well.

TWO FACTORS HELPING MARKET PERFORMANCE
Two principal dynamics have been at work in the financial markets throughout the first half of 1998, pushing up stock and bond prices and reinforcing the high levels of consumer confidence. The first of these is the continued absence of any inflationary pressures and the accompanying positive impact that absence has had on the Federal Reserve Open Market Committee as policymakers deliberate the future direction of interest rates. The second is the continuation of incredible money flows into the financial markets.

The ongoing financial crisis in Pacific Rim countries has played a major role in the low inflation rate in the U.S. As many of these countries try to export their way out of their problems, the cheap imports flooding U.S. markets keep prices on U.S.-manufactured goods from rising. If U.S. goods are to sell, they must remain price-competitive. Additionally, increased productivity on the part of U.S. manufacturers is helping to offset the potentially inflationary pressures of rising nominal wages.

SUPPLY AND DEMAND AT WORK
One of the oldest economic laws in existence, the law of supply and demand, is supporting equity markets now. The universe of equity shares outstanding is shrinking because of continuing strong merger and acquisition activity and through buybacks by corporations of their own stock. Despite a record number of initial public offerings, the overall number of shares of stock available to the public continues to decline.

Keep in mind, however, that the "raging bull" markets we have been experiencing for over three years can't continue forever. Although we remain positive in our market outlook, we advise our shareholders to ratchet down their expections to more normal historical levels of return. We believe it is highly unlikely that we will experience another six months of 20%-plus annualized growth.

SYSTEMATIC INVESTING A WISE PLAN
A sound investment strategy in periods such as these, in which volatility and the potential for market corrections rule, is to dollar-cost average. Investing on a regular, systematic basis helps to even out the effects of market fluctuations and increases the likelihood of meeting long-term investment goals.*

As always, we appreciate your continuing investments in Security products. We invite your questions and comments at any time.

Sincerely,


/s/ John Cleland

John Cleland, President
Security Funds

*Dollar cost averaging does not assure profits or protect against loss in a declining market.



--------------------------------------------------------------------------------
                                       1

SERIES A (GROWTH SERIES)
August 15, 1998



       [ A PHOTO ]

     Terry Milberger
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

Performance was strong in the Growth Series in the first half of 1998. The portfolio returned 18.06%, comparing favorably with the 17.71% return of the benchmark Standard and Poor's 500 Stock Index and with the Lipper peer group average return of 16.23%.(1) The six-month period strongly favored large-cap growth stocks, which make up the major portion of the portfolio.

CONTRIBUTORS TO STRONG PERFORMANCE
Although the technology sector underperformed the overall market, we were underweighted in technology issues and so were damaged less by their weakness. Two of the companies we did own, however, did very well. Cisco Systems, Inc. and Microsoft Corporation both increased over 60% in value during the period on strong earnings outlooks and new product development.

We sought strong exposure to the financial sector, believing that low interest rates would benefit companies in this area. Insurance companies generally presented better relative value than banks, since many bank stocks had run up dramatically in price in previous months. Our holdings in American General Corporation rose 32%, American International Group, Inc., was up 30%, and The Equitable Companies, Inc., performed best, rising over 46%.

The consumer cyclicals were a mixed group. The weakest was Sunbeam Corporation, which reported inventory problems and weak sales in their appliance business. The stock declined over 60%, culminating in the company's firing of its chief executive officer. In direct contrast, Chrysler Corporation in the automobile portion of the consumer cyclicals group rose over 64% in the first half after reporting better-than-expected earnings and the announcement of a buyout by Mercedes.

AVOIDING ECONOMICALLY SENSITIVE COMPANIES
Like many others, we have been expecting an economic slowdown for some time and consequently have sought out less economically sensitive companies. This strategy led us to the health care sector. Two of our holdings in this group have performed well not only because of their low economic sensitivity, but also due to good new product outlooks. Schering-Plough Corporation increased 50% in the past six months, and Bristol-Myers Squibb Company was up about 24% in the same period.




--------------------------------------------------------------------------------
                                       2

SERIES A (GROWTH SERIES)
August 15, 1998




We also benefited from an underweighting in the energy sector. This group has been a poor performer for some time as oil and gas prices continue to decline. Given the weak demand from Asian markets and the tendency of oil-producing companies to be unwilling to cut output, we will continue to stay away from these stocks.

STAYING THE COURSE FOR THE COMING MONTHS
At this point we see no reason to change investment strategy in the coming months. Although there is evidence of some slowing in the industrial sector of the economy, we still believe that overall there will be moderate growth. We expect to continue our strategy of avoiding economically sensitive companies and seeking those firms which exhibit high quality, above average earnings growth.



Terry Milberger
Senior Portfolio Manager



                  TOP 5 EQUITY HOLDINGS**
                 SERIES A - GROWTH SERIES

Microsoft Corporation...............................  1.9%
Tyco International, Ltd.............................  1.9%
Omnicom Group, Inc..................................  1.7%
Schering-Plough Corporation.........................  1.6%
Bristol-Myers Squibb Company........................  1.6%

** At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                 1 Year        5 Years     10 Years
Series A         30.12%        22.37%      17.80%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.








--------------------------------------------------------------------------------
                                       3

SERIES B (GROWTH-INCOME SERIES)
August 15, 1998




      [ A PHOTO ]

    Mike A. Petersen
Senior Portfolio Manager

TO OUR CONTRACTHOLDERS:

In a period which did not favor the traditional income-oriented holdings of growth and income portfolios, the Growth/Income Series returned 7.74% compared with the benchmark Standard & Poor's 500 Stock Index return of 17.71%.(1) It also lagged the Lipper peer group average return of 12.26%.

GOALS FOR PORTFOLIO STRUCTURE
We began the year with three overall goals for the Growth/Income Series. These included a targeted portfolio yield of 150% of that of the S&P 500 Index, earnings per share growth equal to or greater than those of the S&P 500, and a lower overall portfolio risk than the index. Because valuations of large-cap stocks had run up to unprecedented highs, the more attractive values and higher dividends were available in midcap issues. Historically, the growth potential of such midcap stocks has been similar to that of large cap issues. Although this strategy is sound for the longer term, as yet in 1998 the market movements have been concentrated in larger-cap companies.

STRONG PERFORMERS IN THE PORTFOLIO
Nonetheless, we have had some strong performers in the portfolio in the first half. The best known of all, Microsoft Corporation, rose nearly 61% over the six months. Health care company Humana, Inc., moved up 52% after announcement of a takeover by United HealthCare Corporation. Another well-known favorite, McDonald's Corporation, climbed 47% on improving store sales growth (particularly in their overseas operations) and after introducing a program to cut costs and simplify product lines.

The economic weakness in Asia damaged performance of Sawtek Inc., a company which manufactures components for cellular phones and the cellular infrastructure. Although we purchased the issue after its initial round of Asia-related price decline, a major customer canceled an order subsequent to our purchase, causing the price to drop further. We also experienced a sharp loss in our Sunbeam Corporation holding after the company reported inventory problems and weak sales in its appliance business.











--------------------------------------------------------------------------------
                                       4

SERIES B (GROWTH-INCOME SERIES)
August 15, 1998




PLANS FOR THE REST OF 1998
Going forward, we believe that the sizes of returns we have experienced in the broad markets will in all likelihood begin to slow. Many large cap growth companies have earnings multiples of thirty to sixty times; these companies would have to increase earnings at very high rates to maintain these levels. This will be harder to accomplish in light of the slowdown resulting from the Pacific Rim economic crisis.

Our emphasis on the importance of income as a portion of total return will be a plus in a slower growth, lower return environment. The attractiveness of income in a traditional growth and income portfolio could draw investors if the economy slows as we expect it to. In the months ahead we plan to actively seek those stocks that exhibit strong growth potential and pay higher than average dividends.



Michael A. Petersen
Senior Portfolio Manager




                 TOP 5 EQUITY HOLDINGS**
             SERIES B - GROWTH-INCOME SERIES

Texaco, Inc.........................................  1.7%
SBC Communications, Inc.............................  1.5%
PepsiCo, Inc........................................  1.5%
Amoco Corporation...................................  1.4%
Mobil Corporation...................................  1.4%

** At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                  1 Year        5 Years     10 Years
Series B          18.04%        16.19%      15.11%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.









--------------------------------------------------------------------------------
                                       5

SERIES C (MONEY MARKET SERIES)
August 15, 1998




TO OUR CONTRACTHOLDERS:

Short-term interest rates on U.S. Treasury Bills generally declined about 0.25% between the beginning of the year and the end of June, although the descent was not a smooth one. The Money Market Series has held its yield well despite the volatility, generating a 2.54% return for the six-month period.1 This is in line with the 2.54% average of its Lipper peer group.

CHARACTERISTICS OF THE PORTFOLIO
As usual, during the period we bought only investments which are rated in the top tier by the major rating agencies, or which are Federal government or government agency issues. We target an average maturity for the portfolio which is within approximately ten days of that of the benchmark Money Fund Report published by IBC Donoghue. At June 30, 1998, that benchmark maturity was 58 days, while the Series had an average of 47 days. We believe that the best strategy is not to try to outguess the markets by dramatically lengthening or shortening the average maturity. Instead, we maintain a "laddered" structure, with holdings maturing at regular intervals over the life of the portfolio. This allows us to adjust quickly should short-term interest rates change quickly.

ASSET SECTORS REPRESENTED IN THE PORTFOLIO
At June 30, 1998, the assets in the Money Market Series consisted of 83.8% commercial paper, 8.6% Small Business Administration issues, and 7.6% Federal agency securities. We have received approval from the Board of Directors of the SBL Fund to purchase securities known as "funding agreements" (also known as guaranteed investment contracts). These agreements are contracts which are issued by insurance companies, and are liabilities backed by the issuing company's general account assets. These contracts are ranked on the same level as insurance policies. The Series will only purchase funding agreements which are in the top tier of ratings by major rating agencies. The advantage to these agreements is that their yields generally will be from ten to thirteen basis points (0.10% to 0.13%) higher than those of commercial paper. We believe that their high quality and favorable yield will be advantageous for use in the portfolio.


            AVERAGE ANNUAL TOTAL RETURN
               AS OF JUNE 30, 1998(1)

                1 Year        5 Years     10 Years
Series C        5.17%         3.97%       5.08%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



OUTLOOK FOR THE SECOND HALF
We expect interest rates on short-term investments to remain close to their present levels for the coming months. We believe the Federal Reserve Open Market Committee will be reluctant to raise rates because of the still-weak Asian economies, but we feel that the U.S. economy remains too strong to allow rates to go down. As usual, we will continue to monitor market conditions carefully, and will remain ready to adjust portfolio holdings should economic conditions warrant.



Fixed Income Team







--------------------------------------------------------------------------------
                                       6

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1998

 [LOGO]      SUBADVISOR, LEXINGTON MANAGEMENT CORPORATION
             PORTFOLIO MANAGERS, RICHARD SALER AND ALAN WAPNICK


   [ A PHOTO ]           [ A PHOTO ]

  Richard Saler         Alan Wapnick
Portfolio Manager     Portfolio Manager



TO OUR CONTRACTHOLDERS:

The Worldwide Equity Series advanced an attractive 13.49% through the first half of 1998, although it underperformed the Lipper peer group average of 15.44%.(1) The benchmark Morgan Stanley World Index increased 15.92% in the same time period.

SECOND QUARTER DIFFICULTIES
The Series performed well in the first quarter of the year, but lost ground in the second quarter due to three primary factors. First, the portfolio is overweight versus the benchmark index in the United Kingdom, which declined 1.01% in the second quarter as earnings disappointments accelerated and inflation fears forced the Bank of England to raise base interest rates. Second, on a relative basis versus the benchmark the portfolio is underweight in U.S. stocks, which as measured by the Standard and Poor's 500 Stock Index rose 3.30% during the three months. Finally, large company stocks continued to outperform midsized and small company equities despite the better value offered by smaller stocks.

EFFECTS OF THE ASIAN CRISIS
Shock waves from Asia are still being felt around the world. The U.S. economy is beginning to show signs of slowing, particularly in the manufacturing sector. However, due to low unemployment, rising stock prices and low interest rates the American consumer remains strong. Corporate earnings growth has weakened and is now growing at a low rate. U.S. profits are likely to remain under pressure due to a strong dollar, rising wage pressures, and weakening demand overseas.

European economies have generally improved, although Europe remains a mixed bag. The U.K. appears headed for a recession. The yield curve there is inverted due to continued interest rate hikes by the Bank of England. A strong currency has damaged the manufacturing sector, which is now in recession. Recent retail sales reports suggest that consumer spending may be slowing as well.

On the European continent the news is somewhat better. Unemployment remains high but is finally showing signs of improving. Consumption has also picked up, perhaps due to rising stock prices and falling unemployment. The export sector, however, which has been the driver of most of the growth, may now be catching the Asian flu. Continental Europe is likely to have its growth recovery muted due to weakening demand elsewhere.

We expect that Asia will continue to be the primary trouble spot. Many Asian economies have seen demand collapse. Certainly Japan remains an important variable, but is currently suffering its worst recession since World War II. The economy is fundamentally sick due to the massive bad loans held by Japanese banks. Signs of greater political resolve to address the economic problems are emerging, but the problems will not be resolved overnight. World growth is decelerating and this trend is likely to continue, with interest rates staying low and corporate profits facing increasing pressure.






--------------------------------------------------------------------------------
                                       7

SERIES D (WORLDWIDE EQUITY SERIES)
August 15, 1998




THE PORTFOLIO FOCUS
Our stock selection process remains focused on companies which are able to meet investor earnings expectations. Defensive issues such as drugs and food will be less affected by global economic slowing than manufacturing-related stocks. Europe remains attractive due to corporate restructuring; however, given strong price moves and potentially slower economic activity the risk is rising. Because of our belief in a poor profit outlook for U.S. equities, we will maintain an underweight position there.

Finally, despite Japan's economic woes, the best values currently can be found in Japanese markets. Our focus in Japan remains on cash-rich companies which are trading at deep discounts to book value. Although the Japanese economy is unlikely to recover soon, current prices of some equities suggest much of the bad news is already discounted. Further positive political developments or news of serious corporate restructuring could provide substantial returns in selected cheap Japanese stocks.



Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.



                  TOP 5 EQUITY HOLDINGS**
            SERIES D - WORLDWIDE EQUITY SERIES

Wienerberger Baustoffindustrie AG..................   2.0%
Imax Corporation...................................   1.9%
Novartis AG........................................   1.8%
Elan Corporation PLC ADR...........................   1.8%
Yogen Fruz World-Wide, Inc.........................   1.6%

** At June 30, 1998



                AVERAGE ANNUAL TOTAL RETURN
                   AS OF JUNE 30, 1998(1)

                   1 Year         5 Years        10 Years
Series D           7.20%          12.84%         5.10%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       8

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1998



   [ A PHOTO ]
Steven M. Bowser
Portfolio Manager


TO OUR SHAREHOLDERS:

Interest rates during the first half of the year traded in a fairly narrow range, with the bellwether thirty-year Treasury bond beginning the year at 5.92% and ending June at 5.63%. Within the time period, however, volatility reigned as rates rose and fell frequently depending on whether the news story of the moment related to Asian-induced economic weakness or to consumer-led strength in our economy. The High Grade Income Series returned 3.83% for the six months, slightly underperforming the Lipper peer group average of 3.97%.(1) The benchmark Lehman Brothers Corporate Bond Index rose 4.15% over the same time period.

MORTGAGE-BACKED SECURITIES HOLDINGS INCREASED
In the second quarter we increased the percentage of mortgage-backed securities in the portfolio to 16%. These bonds generally will lose less of their value in periods of rising interest rates than Treasury or corporate issues, because in periods of higher rates fewer homeowners are inclined to refinance their mortgages. As the risk of prepayment on the securities falls, their prices become more stable. The mortgage-backed pools we select for the portfolio generally have been outstanding for five years or more (so-called "seasoned collateral" pools), which also tends to lower their prepayment speeds.

CORPORATE SECTOR PERFORMANCE
Performance of the investment grade corporate bonds, which make up over half of the portfolio, was mixed. Industrial issues performed well because of the strength in the U.S. economy. Our U.S. West bonds were added in this sector when the company tendered for the bonds at a premium over our cost as a part of reorganization of their corporate structure.

On the negative side, our gaming sector bonds issued by MGM Grand, Inc. and by Mirage Resorts, Inc., weakened because of the "Asian effect"--part of their revenue, especially in their casino operations, comes from guests from Asian countries. The Asian crisis also forced spreads on Yankee bonds to widen. We felt this primarily in our banks with Asian exposure, including ABN Amro Bank NV and Santander Financial Issuances, Ltd. A third, Banco Central Hispanoamericano, was also a negative as the emerging market countries felt the pain of the Asian situation. Overall, however, we believe all of these companies provide good long term potential for the portfolio.






--------------------------------------------------------------------------------
                                       9

SERIES E (HIGH GRADE INCOME SERIES)
August 15, 1998




During the period we added some railroad bonds, issued by such companies as Burlington Northern and Norfolk Southern. The railroad sector was beaten down by Union Pacific's operating problems, and many of these issues were unfairly undervalued in our estimation.

THE HIGH YIELD HOLDINGS
The high yield corporate bonds, at nearly 20% of portfolio assets, performed well in three of the six months, and were neutral in the remaining months. The additional yield provided by this sector makes it attractive for inclusion in the portfolio.

LOOKING AHEAD
With interest rates on U.S. Treasury notes and bonds being at historic low levels, we expect to look to other sectors such as corporate bonds and mortgage-backed securities for their additional incremental return. We continue to keep our average duration close to that of the benchmark index, refraining from making interest rate bets with our maturity structure at this time.



Steven M. Bowser
Portfolio Manager


                        ASSET MIX**
            SERIES E - HIGH GRADE INCOME SERIES


U.S. Government & Agencies.........................   4.5%
Mortgage Backed Securities.........................  16.0%
Corporate Bonds....................................  78.0%
Cash & Equivalents.................................   1.5%

** At June 30, 1998



                AVERAGE ANNUAL TOTAL RETURN
                   AS OF JUNE 30, 1998(1)

                    1 Year         5 Years       10 Years
Series E            11.19%         5.17%         8.13%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.





--------------------------------------------------------------------------------
                                       10

SERIES J (EMERGING GROWTH SERIES)
August 15, 1998



   [ A PHOTO ]
 James P. Schier
Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the first six months of 1998 the Emerging Growth Series rose 8.84%, outperforming its benchmark S&P 400 Midcap Index which returned 8.01% over the period.(1) The Series, however, underperformed its Lipper peer group average of 13.40%. Those funds in the peer group which included more large-cap companies led as stocks of the larger firms benefited from investors' search for liquidity.

SECTORS WITH FAVORABLE PERFORMANCE
One of our strongest performing sectors was technology, led by America Online, Inc. stock which rose over 135% in the first half of the year. This internet and interactive services company was a direct beneficiary of the "internet mania" which swept through the markets in recent months. Solid advances in our other computer services and software names were offset by negative performance among the semiconductors, which are more economically sensitive and also rely on Asian markets for growth.

Our health care holdings were also very favorable overall, although with mixed results within the sector. Mylan Laboratories, Inc., a manufacturer and marketer of generic drugs, rose about 45% on strong earnings reports. Unfortunately, part of this positive result in the portfolio was offset by declines in Dentsply International, Inc., and Dura Pharmaceuticals, Inc., as both companies reported disappointing earnings.

Positive performance also came from Quaker State Corporation in the energy sector, which rose 41% on news of a buyout by Pennzoil Company. Within the consumer staples group, three companies--Cardinal Health, Inc., The Cheesecake Factory Inc., and Dial Corporation--all rose over 40%.

WEAKER PERFORMING ISSUES
On the negative side of the performance coin, Callaway Golf Company, a leading manufacturer of golf clubs, dropped about 25% and hotel/casino operator Circus Circus Enterprises, Inc. lost nearly 17% as a result of disappointing earnings announcements. Other weak performers included SCI Systems, Inc., a contract manufacturer of personal computers, and Sealed Air Corporation, which manufactures and sells specialty packaging products. In the technology sector, Transcrypt International, Inc., (a manufacturer of information security products which prevent unauthorized access to sensitive data), lost over three-quarters of its value because of alleged improper accounting practices.







--------------------------------------------------------------------------------
                                       11

SERIES J (EMERGING GROWTH SERIES)
August 15, 1998




NO MAJOR CHANGES PLANNED
Looking forward, we expect to keep our sector weightings close to their current levels for the next few months. Midcap and small-cap stocks continue to offer very good risk/reward potential since their prices in general have not experienced the outsized runups seen in the large capitalization issues. Studies have shown that historically when the valuation spread between large-cap and smaller-cap issues is as wide as it is now, the smaller issues have about a 75% chance of outperforming over the following six months to one year.



James P. Schier
Portfolio Manager


                    TOP 5 INDUSTRIES**
            SERIES J - EMERGING GROWTH SERIES

Computer Software/Services.........................  13.0%
Pharmaceuticals....................................   8.7%
Communication Equipment............................   6.0%
Medical Products & Supplies........................   5.3%
Foods..............................................   4.6%

** At June 30, 1998



                AVERAGE ANNUAL TOTAL RETURN
                   AS OF JUNE 30, 1998(1)

                    1 Year       5 Years      Since
                                              Inception
                                              (10-1-92)
Series J            23.19%       13.79%       17.09%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       12

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
August 15, 1998

            [LOGO] SUBADVISORS, MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT CORPORATION
                    PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON



   [ A PHOTO ]

  Maria Ramirez
Portfolio Manager


TO OUR CONTRACTHOLDERS:

In general the first six months of 1998 produced mediocre returns for global bond funds. The Global Aggressive Bond Series returned 3.48%, comparing favorably with its Lipper peer group average of 2.31%.(1) However, the fund underperformed the benchmark Lehman Global Bond Index, which returned 3.54% over the period.

The difference in the relative performance of the Series and the peer group versus the index is telling. Both the Series and the majority of portfolios in the peer group have substantially more invested in emerging market debt than the index. With financial turmoil continuing in Asia and spreading to Russia, most emerging market debt (even that of fundamentally sound countries) performed poorly on a relative basis.

INTEREST RATES AROUND THE WORLD
Interest rates in developed countries continued their downward path, basically declining a quarter to half a percent in ten-year maturities. Ten year rates are now near historic lows in many developed countries and do not appear to have a lot of room to move down further from current levels. Some examples of ten year government bond levels at June 30, 1998 were:

United States 5.45%
Germany 4.78%
United Kingdom 5.86%
Japan 1.62%

Strong economic growth in many developed countries combined with declining levels of unemployed workers, especially in the bellwether U.S., is enough to keep many bond market participants nervous. However, the prevailing worldwide low level of inflation remains a constant and allays much of the fear of the need for higher interest rates.

EVENTS OF THE PAST SIX MONTHS
Looking back at our forecasts for the first half of 1998, we were correct on two of three calls. First, we predicted that the U.S. dollar's rise against non-Asian currencies was nearing an end. In fact, the dollar was basically unchanged against continental European currencies. Second, we expected inflation to continue at low levels due to the Asian crisis. This also proved correct and is evidenced by the drop in many commodity prices during the six months. Unfortunately, our third prediction has not yet happened except on a limited basis: we thought that the markets would begin to differentiate "good" emerging market countries and companies from the "bad" ones.






--------------------------------------------------------------------------------
                                       13

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)
August 15, 1998




COUNTRY FAVORITES FOR THE MONTHS AHEAD
We believe that the best value in global bonds remains in fundamentally sound emerging market countries and companies. Our favorite countries at this time are Poland, Greece, and Hungary. While we are somewhat disappointed with our first half performance, we believe that as emerging markets start to settle down our performance for the full year will be rewarding.



Maria Fiorini Ramirez
Portfolio Manager

Denis Jamison
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                     TOP 5 COUNTRIES*
         SERIES K - GLOBAL AGRESSIVE BOND SERIES

United States......................................  24.6%
Denmark............................................  11.5%
Greece.............................................   6.9%
Argentina..........................................   6.6%
Poland.............................................   6.5%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                  1 Year            Since Inception
                                        (6-1-95)
Series K          -1.2%                  9.80%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       14

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
August 15, 1998



[LOGO] MERIDIAN        MANAGED BY SECURITY MANAGEMENT COMPANY
       INVESTMENT      SUBADVISOR, MERIDIAN INVESTMENT MANAGEMENT CORPORATION
       MANAGEMENT



   [ A PHOTO ]               [ A PHOTO ]

 Patrick S. Boyle         Steven M. Bowser
Portfolio Manager         Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the first half of 1998, the Specialized Asset Allocation Series reaped the benefits of international investing. Year to date the portfolio has appreciated 10.97%, ahead of its Lipper peer group average return of 9.24%.(1)

EUROPEAN MARKETS SET THE PACE
European equity markets have led the global securities rally. Equities in Germany, Italy, and Belgium have far outpaced the returns of the U.S. stock market. For the first six months of 1998 these three European markets were all up in excess of 30%. Including Denmark, European markets have comprised approximately 25% of the portfolio. Italian equities, which have been a part of the allocation since May 1996, were sold during the second quarter just prior to a market correction. Profit taking in these stocks, which doubled in value since their initial purchase, was dictated by their lofty valuations.

Currency markets have been more neutral so far in 1998 than in the previous few years. This has been a positive for the foreign equity holdings in the portfolio, which were adversely affected by the strong dollar in 1996 and 1997.

U.S. STOCK APPRECIATION LED BY LARGE COMPANIES
For much of the last three and a half years, the U.S. market's advance has been led by a narrow group of large capitalization stocks as global investors sought the safety of highly liquid investments. As a result many of these large stocks now appear very expensive. Microsoft Corporation and Coca-Cola Company, with market capitalizations in excess of $200 billion, have price/earnings ratios above fifty. We find their recent outperformance temporary and believe value, and not liquidity, will drive investment performance in the long run. In times of market volatility we advocate asset allocation as the preferred alternative to buying expensive, liquid stocks.

SECTOR EMPHASIS
The Specialized Asset Allocation Series has emphasized three domestic sectors this year: technology, leisure, and health care. Technology stocks, leaders of the markets in the first quarter, were poor performers in the second quarter as fears of the Asian impact on U.S. technology company earnings hurt their share prices. The sell-off in these stocks, however, has once again created a very attractive buying opportunity.

According to our valuation measures, many of the industries we own within the technology sector are selling at twenty to thirty percent below their fair value. We expect these stocks to rebound and to contribute positively to performance in the remainder of 1998.







--------------------------------------------------------------------------------
                                       15

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)
August 15, 1998




A second area of emphasis in the domestic market has been the leisure sector. Entertainment stocks, including Time Warner, Inc. and Viacom, Inc., have been market leaders recently. Time Warner has been helped by the market's resurrected belief in cable related shares. Viacom, out of favor for much of the recent bull market, has posted a well documented turnaround, nearly doubling thus far in 1998. Restaurant stocks, the largest holding in the leisure sector, have benefited from a rebound at McDonald's Corporation and improving macroeconomic trends within the industry. In the health care sector we favor long term care stocks, which generally have excellent valuations and are participating in the market's advance.

CAUTIOUS OPTIMISM
Despite the extended global securities rally, we believe investment opportunities still exist and we remain cautiously optimistic for the remainder of 1998. With the bond market rally in the second quarter, lower interest rates have improved the potential for both domestic and foreign stock markets. Other asset categories, including U.S. bonds, provide additional return potential as well as the benefit of diversification.



Patrick S. Boyle
Portfolio Manager--Equity component
and Sector Allocation

Steven M. Bowser
Portfolio Manager--Fixed income portion


               MERIDIAN TARGET ALLOCATION*
      SERIES M - SPECIALIZED ASSET ALLOCATION SERIES

U.S. Equities......................................  31.0%
International Equities.............................  34.0%
U.S. Bonds.........................................  20.0%
International Bonds................................   0.0%
Gold...............................................   4.0%
Real Estate........................................   5.0%
Cash...............................................   6.0%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                    1 Year            Since Inception
                                          (6-1-95)
Series M            9.70%                  12.59%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       16

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1998



    T. ROWE PRICE     [LOGO]     SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
Invest With Confidence           PORTFOLIO MANAGER, NED NOTZON


   [ A PHOTO ]

Edmund M. Notzon
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Managed Asset Allocation Series had an excellent first half of 1998, increasing 11.25% in value and outperforming its peer group average of 9.61%.(1) Because of the defensive nature of the portfolio it lagged its benchmark, which is made up of 60% S&P 500 Stock Index and 40% Lehman Brothers Government/ Corporate Bond Index and returned 12.30% over the period.

SOLID GLOBAL MARKET RETURNS
After enjoying strong returns in the first three months of 1998, global markets faltered a bit in the second quarter but still managed to end the first half with solid returns. The domestic market soared in the first quarter and international markets began to rebound, but again the economic crisis in Asia spoiled the party. International markets suffered and domestic stocks stalled due to lower demand for American products. Still, the 17.7% gain of large-cap stocks in the first half, as measured by the S&P 500 Stock Index, was nothing short of blistering. International stocks as a group rose 15.92% in the half, as measured by the MSCI World Index in U.S. dollar terms.

PORTFOLIO STRATEGY
The sector exposures of the fund have changed slightly from year end. We maintained our defensive posture by underweighting stocks. The equity market is at the higher end of several valuation measures, and we expected the stock market to moderate and earnings growth to slow. We also expected the international exposure to add value to the fund, since many foreign securities are undervalued. We invested about 2% of the cash equivalents in the bond component and another 1% in the stock component. At the end of June, the portfolio's allocation was about 4% in cash equivalents, 40% in bonds, and 56% in stocks.

OUTLOOK FOR THE COMING MONTHS
The economy seems to be slowing a bit but remains healthy. The Federal Reserve is likely to keep rates unchanged, especially with the continuation of the Asian crisis. This environment is very favorable for the bond market. The U.S. equity market may stall a bit if the decrease in demand results in lower corporate earnings. We continue to expect the U.S. stock market to deliver positive returns, though not at the pace of the last few years.







--------------------------------------------------------------------------------
                                       17

SERIES N (MANAGED ASSET ALLOCATION SERIES)
August 15, 1998




Overseas, market returns have been highly volatile and region-specific. We still believe, however, that foreign markets provide a good opportunity to find undervalued securities. The diversified strategy available through the Managed Asset Allocation Series should continue to deliver attractive returns over the long term.



Edmund M. Notzon
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.



                  TOP 5 EQUITY SECTORS*
        SERIES N - MANAGED ASSET ALLOCATION SERIES

Financial..........................................   9.1%
Consumer Staples...................................   7.5%
Technology.........................................   7.5%
Health Care........................................   5.8%
Consumer Cyclicals.................................   4.9%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                    1 Year            Since Inception
                                          (6-1-95)
Series N            18.01%                 16.35%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






--------------------------------------------------------------------------------
                                       18

SERIES O (EQUITY INCOME SERIES)
August 15, 1998



    T. ROWE PRICE     [LOGO]     SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
Invest With Confidence           PORTFOLIO MANAGER, BRIAN C. ROGERS


   [ A PHOTO ]

 Brian C. Rogers
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The equity markets performed very well in the first half of 1998 as low inflation, a benign interest rate environment, and generally healthy corporate earnings provided fuel for the advance. As the first half progressed and signs of a deceleration in economic growth became visible, the environment grew increasingly challenging for value funds. The Equity Income Series rose 6.23% over the six months, compared with the Lipper peer group average of 10.64% and the S&P 500 Stock Index return of 17.71%.(1)

THE STRUGGLES OF EQUITY INCOME FUNDS
During the first half of the year, company size and the predictability of earnings growth emerged as critical requirements of investment success. Characteristics such as low stock valuations and above-average yield were viewed as something to avoid rather than to seek. As the above figures reflect, the Equity Income Series' results lagged the broad market because of its focus on precisely the type of investment approach that has recently been out of favor. Equity income funds in general struggled during the period, and we struggled more than most for reasons explained below. Given the conservative nature of the fund, it is difficult to keep up with the broad market in times of powerful market advances.

PORTFOLIO STRATEGY
In light of the portfolio's first half performance, it helps to review exactly how we invest and why. We follow a value approach, meaning that we invest in companies that our analysis suggests are undervalued on the basis of earnings, dividends, cash flow, asset value, or some combination of these measures. There is a contrarian element to this approach in that many companies carrying these measures of undervaluation are often out of favor for a variety of company- or industry-related reasons. We invest in them in the belief that the market's short-term sentiment is often too negative, and that investors will view our companies more favorably in the future. Generally, this is a relatively conservative style of equity investing with reasonable return potential and an emphasis on risk control.

Without doubt we have been out of sync with the market even though we did nothing differently in the last six months than we have been doing since the inception of the fund. We made our investment decisions for the same reasons we always have over the years. However, despite the consistency of our investment approach, several factors combined to hurt results so far in 1998. First, the fund had little exposure to the strong technology sector and too much exposure to the weaker energy and utility sectors. We deliberately avoided many of the fifty or so S&P 500 stocks that have accounted for so much of the broad market advance, since many had very high price/earnings ratios and low or nonexistent dividend yields. Some individual holdings impaired the first half return as well, including Union Pacific Corporation, with its well-publicized problems, and more cyclical stocks such as Dow Chemical Company and Norfolk Southern Corporation, all of which were among our largest positions.




--------------------------------------------------------------------------------
                                       19

SERIES O (EQUITY INCOME SERIES)
August 15, 1998




SUMMARY AND OUTLOOK
In short, some unfortunate short-term sector decisions, a handful of laggards among our major stocks, and our avoidance of many large-capitalization growth companies that do not meet our investment criteria restrained results during the first six months. Since our focus has always been on the long term, we remain confident that our investment approach will continue to reward shareholders over time.

At some point stock market returns should begin to moderate from their unsustainable levels. Investor expectations are currently very high, signs of speculative activity are rising, and investors appear more focused on return than on risk. Nevertheless, despite lofty valuations and the volatile twists and turns that are likely to occur along the way, we are confident that our investment approach will continue to reward investors over time.



Brian C. Rogers
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
             SERIES O - EQUITY INCOME SERIES

Mellon Bank Corporation.............................  1.8%
American Home Products Corporation..................  1.5%
Exxon Corporation...................................  1.4%
Alltel Corporation..................................  1.4%
Amoco Corporation...................................  1.3%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                   1 Year            Since Inception
                                         (6-1-95)
Series O           19.14%                 23.48%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       20

SERIES P (HIGH YIELD SERIES)
August 15, 1998




   [ A PHOTO ]

  David Eshnaur
Portfolio Manager


TO OUR SHAREHOLDERS:

High yield bonds were the best performing sector of the U.S. fixed income markets in the first half of 1998. The strong upward movement relative to other sectors was largely a result of an inflow of $11.5 billion in new cash. This is 27% more than in the same period last year, which was a record year. The high yield market has now topped the $400 billion level, 33% above the 1997 year end total.

PORTFOLIO PERFORMANCE
The High Yield Series performed in line with its peers, returning 4.57% over the six months versus the Lipper peer group average of 4.58%.(1) The benchmark Lehman Brothers High Yield Index rose 4.50% in the same period. We maintain an emphasis on higher quality BB and upper B rated issues in our portfolio. In periods of declining interest rates lower-quality issues often outperform, but when rates rise the higher-rated bonds are expected to hold their value better.

POSITIVE CONTRIBUTORS TO TOTAL RETURN
Our overweighting in sectors which performed well worked in our favor. In the capital goods sector our Plastic Containers, Inc., bonds rose in price when the company tendered for them as part of their overall refinancing process. Knoll, Inc., a manufacturer of office furniture, saw its bond prices climb as the company benefited from a strong business environment.

The cable industry also fared well in the first half. We hold bonds issued by Cablevision Systems, Comcast Corporation, Adelphia Communications Corporation, and Diamond Cable U.S. in this sector. These companies, many of which have heavy borrowings, gain when interest rates fall. Mergers and acquisitions such as the AT&T/Telecommunications, Inc. union also drive up the sector as a whole.


            AVERAGE ANNUAL TOTAL RETURN
                AS OF JUNE 30, 1998(1)

                1 Year            Since Inception
                                      (8-5-96)
Series P        11.64%                 13.04%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


WHAT WE DIDN'T OWN HELPED, TOO
The High Yield Series was helped overall by having only small positions in some sectors. Energy-related securities generally underperformed as oil prices continued to fall. Some telecommunications bonds lost value, along with their corresponding stock issues, as a result of the weak Asian economies. Many chemicals declined as well, in sympathy with the closely-related energy sector.

THE HIGH YIELD MARKET OUTLOOK
We believe that the high yield market will continue to be volatile, since it reacts to swings in both the bond and stock markets. Adding to the wide fluctuations in the high yield arena as a whole is the volatility in emerging markets-related issues, as world economies suffer the effects of the Asian crisis. Fortunately, our portfolio has no exposure to emerging markets at this time.

We plan to maintain our emphasis on the higher-quality issues. We note that defaults on high yield issues moved up to 0.85% of total market value in the first half, compared with 0.80% at the end of 1997. We believe the risk that this implies justifies our somewhat more conservative approach to high yield investing.



David Eshnaur
Portfolio Manager

--------------------------------------------------------------------------------
                                       21

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1998



   [ A PHOTO ]

Cindy L. Shields
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Social Awareness Series returned 15.79% in the first half of 1998, strongly outperforming its Lipper peer group average of 10.43%.(1) Large capitalization stocks dominated performance in the period, and with its large-cap orientation the benchmark Domini Social 400 Index rose an even greater 18.93%.

ADDING MID-CAP ISSUES TO THE PORTFOLIO
Because the large-cap sector of the stock market has outperformed for many months, we believe there are better values to be found in the mid-cap arena. In our view, the medium sized companies have potential for greater appreciation and accordingly we have been purchasing some midcap companies in recent months. Although they have lagged the overall market to date, we expect them to return to favor when investors realize that valuations in many large-cap companies have reached unreasonably high levels. The portfolio still maintains an average large-cap orientation, although less than that of the benchmark index. We note that in the Domini Social 400 Index, Microsoft Corporation makes up nearly 5% of the total and other large companies such as Coca-Cola Company, Merck & Conpany, Inc., Intel Corporation, IBM, and Procter & Gamble Company are also large positions.

CONTRIBUTORS TO TOTAL RETURN IN THE FIRST HALF
The strongest-performing sector in the portfolio in the first half of the year was technology, with performance led by Microsoft Corporation and Cisco Systems, Inc. Both of these companies returned over 60% for the period because of strong earnings outlooks and excellent prospects for new product development. Our holdings in Peoplesoft, Inc. and Tellabs, Inc., also did very well, each rising over 30%.

The second-best sector was consumer staples. McDonald's Corporation led in this area, climbing 45% on improving store sales growth (especially in overseas operations) and after introducing a program to cut costs and simplify product lines. Consumer staples sector performance was followed closely by health care. Schering-Plough Corporation was the leader, rising 48% on promising new products.

On the negative side, Corporate Express, a company which markets office goods and furniture to corporations and organizations, lost 34% after announcing early in the year that it expected profit growth to slow over the next two years. Developer and marketer of prescription pharmaceutical products Dura Pharmaceuticals, Inc. fell sharply in February when it announced that profits would be well below expectations this year because of disappointing antibiotic sales and higher costs.





--------------------------------------------------------------------------------
                                       22

SERIES S (SOCIAL AWARENESS SERIES)
August 15, 1998




A SOCIAL INVESTMENT NEWS UPDATE
As many socially-oriented investors are aware, last September the Securities and Exchange Commission (SEC) proposed new rules which would have made it much more difficult for shareholders to place resolutions on proxy ballots. A large coalition of over 400 socially concerned businesses, investment companies, religious organizations, and other groups united to protest these proposed rules. We are pleased to report that the two top advisers on shareholder issues appointed to make recommendations to the SEC on the proposals essentially sided with the coalition and recommended reverting to the existing rules. It is widely expected that the SEC will adopt these recommendations in the near future.



Cindy L. Shields
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
            SERIES S - SOCIAL AWARENESS SERIES

Microsoft Corporation...............................  3.6%
Coca-Cola Company...................................  3.1%
Merck & Company, Inc................................  2.6%
International Business
   Machines Corporation.............................  2.3%
Procter & Gamble Company............................  2.2%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                  1 Year     5 Year      Since Inception
                                            (10-1-92)
Series S          27.94%     17.86%           15.72%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       23

SERIES V (VALUE SERIES)
August 15, 1998




   [ A PHOTO ]

 James P. Schier
Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the first half of 1998 the Value Series continued the pattern of strong performance it has exhibited since its inception in May of last year. The total return for the past six months was 14.09% compared with the Lipper peer group of funds' average 12.26% return.(1) The benchmark S&P 500/Barra Value Index rose 12.13% over the same period.

STOCK SELECTION OUTSTANDING
The greatest factor contributing to strong performance was outstanding stock selection in the technology sector. Two stocks in the software and services areas of the sector, Antec Corporation and Computer Sciences Corporation, both increased approximately 50% in value during the six-month period. Antec, which provides equipment to the cable industry, rose on expectations that the business of one of its major customers, Telecommunications, Inc. (TCI), would accelerate. This perception was reinforced when AT&T announced a buyout of TCI. Computer Sciences was also a takeover story, receiving a bid from Computer Associates which it then successfully blocked. Its stock is now trading higher than the proposed takeover price.

Several other sectors in the portfolio outperformed their parallel sectors in the benchmark index. In health care, our position in Mylan Laboratories, Inc., rose about 45% on evidence of strong earnings for the generic drug manufacturer and marketer. Within the transportation sector Monaco Coach Corporation, a manufacturer of recreational vehicles and motor homes, climbed 66% on strong earnings reports as well.

Also helping the portfolio outperform the benchmark index was positive stock selection within the raw materials sector, a group which generally performed poorly over the six months. Our positions in Cleveland-Cliffs, Inc., a producer of iron ore in the U.S. and Canada, and in Engelhard Corporation, which provides products and services to the mining industry, beat the sector trends by increasing between 15% and 20% in value.

A FEW NEGATIVES
On the negative side, two stocks in the consumer cyclicals sector hurt performance. Callaway Golf Company, a leading manufacturer of golf clubs, dropped about 25% and hotel/casino operator Circus Circus Enterprises, Inc., lost nearly 17% after reporting disappointing earnings.








--------------------------------------------------------------------------------
                                       24

SERIES V (VALUE SERIES)
August 15, 1998




BETTER VALUES IN MEDIUM AND SMALL COMPANIES
Overall market performance so far this year has been dominated by the large-cap companies. The S&P 500/Barra Value Index, as we mentioned earlier, rose 12.13% while the S&P 500 Stock Index rose 17.71%. The value of highly liquid large-cap growth names has been pushed to unprecedented levels. Medium- and small-cap companies have lagged; we believe that they represent better values for purchase now than their larger counterparts.

The markets continue to be worried about a possible economic slowdown, a concern which we share. For this reason we plan to focus on companies which are less economically sensitive as we move through the next few months.



James P. Schier
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
                 SERIES V - VALUE SERIES

Mylan Laboratories, Inc.............................  3.3%
Comverse Technology, Inc............................  3.1%
Hasbro, Inc.........................................  2.9%
Angelica Corporation................................  2.7%
Pinkerton's, Inc....................................  2.7%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                   1 Year     Since Inception
                                  (5-1-97)
Series V           34.47%          41.38%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.







--------------------------------------------------------------------------------
                                       25

SERIES X (SMALL CAP SERIES)
August 15, 1998




   [ A PHOTO ]

 Ronald C. Ognar
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Small Cap Series returned 8.61% in the first half of 1998, outperforming its Lipper peer group average of 7.06%.(1) The Standard and Poor's Midcap 400 Index returned 8.01% over the six-month period, while our benchmark Russell 2000 Growth Index of small-cap growth stocks rose only 5.46%.

MARKET MOVEMENTS IN THE FIRST HALF
The year began with negative sentiment as the markets became pessimistic about the effects of the Asian slowdown on the domestic economy. When the results of fourth quarter earnings reports generally met expectations, buyers returned to the market and propelled the major indexes to new highs. Worries about profit margin squeezes abounded in an environment of tight labor markets and increased price competition from Asian imports. However, these concerns were offset by strong cash flows into equities and the absence of inflation at both the producer and consumer levels.

The rally lasted until mid-April, when investors began to worry about the Fed tightening and the Japanese recession. Investors shunned small- and mid-cap stocks and fled to the relative safety and liquidity of the blue-chip "mega-cap" stocks. Thus, the gap which began in 1995 between the performance of the largest-cap stocks and the rest of the market widened further.

Returns during the period were also remarkable in their wide disparity across the value-growth spectrum. Despite the already stretched valuations in the market, money flows strongly favored growth stocks for their ability to sustain earnings momentum in the face of a slowing economy. Higher market volatility was also evident, with swings of 1% or more on two-thirds of the trading days.

PORTFOLIO PERFORMANCE FOR THE SIX MONTHS
The Small Cap Series outperformed the benchmark Russell 2000 Growth Index both in the second quarter and for the first half of the year. The portfolio benefited from an emphasis on commercial service stocks, which make up a large portion of our capital equipment sector holdings. Specialty retailers gained on strong consumer spending due to low inflation and increased real wages. Software and data networking companies continued to advance as a result of the Internet explosion and the consolidation of the telecommunications hardware and networking industries. Food stocks also contributed to positive results. Poor performance came from energy holdings due to depressed oil prices, and from semiconductor and telecom service issues.









--------------------------------------------------------------------------------
                                       26

SERIES X (SMALL CAP SERIES)
August 15, 1998





Since January specialty retail holdings have been increased significantly to capture growth in this strong consumer environment. We believe technology is driving productivity enhancement and have increased holdings of software and telecommunications equipment stocks. Financial stocks were trimmed as the market digested the latest round of mega-mergers. Media stocks and underperforming real estate holdings were also reduced.

OUR OUTLOOK FOR THE MARKET
Over the long term we believe the bull market is sustainable, although earnings growth is decelerating. We continue to monitor the Asian situation for potential negative impact on our holdings. The drive for expanded computer capabilities and the Internet will likely cause technology and telecommunications companies to dominate over the next few years. As the baby boom generation nears retirement, we expect holdings in healthcare to outperform. We remain committed to finding the best capably managed long term small-cap growth companies selling at reasonable valuations.



Ronald C. Ognar
Portfolio Manager


                  TOP 5 EQUITY HOLDINGS*
               SERIES X - SMALL CAP SERIES

Romac International, Inc............................  2.8%
American Italian Pasta Company (Cl.A)...............  2.7%
Lamar Advertising Company...........................  2.6%
Metris Companies, Inc...............................  2.5%
International Telecommunication Data
   Systems, Inc.....................................  2.3%

* At June 30, 1998



               AVERAGE ANNUAL TOTAL RETURN
                  AS OF JUNE 30, 1998(1)

                     Since Inception
                        (10-15-97)
Series X                  4.05%*

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The return has not been annualized.






--------------------------------------------------------------------------------
                                       27

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES A (GROWTH)


                                            NUMBER       MARKET
COMMON STOCKS                             OF SHARES       VALUE
------------------------------------------------------------------
AUTOMOBILES - 1.0%
Chrysler Corporation....................   200,000    $ 11,275,000

BANKS - MAJOR REGIONAL - 3.9%
BankAmerica Corporation.................   100,000       8,643,750
Bank of New York Company, Inc...........   200,000      12,137,500
Northern Trust Corporation..............   200,000      15,250,000
Norwest Corporation.....................   240,000       8,970,000
                                                      ------------
                                                        45,001,250

BANKS - MONEY CENTER - 1.6%
Chase Manhattan Corporation.............   240,000      18,120,000

BEVERAGES - SOFT DRINK - 1.4%
Coca-Cola Enterprises, Inc..............   110,000       4,317,500
PepsiCo, Inc............................   300,000      12,356,250
                                                      ------------
                                                        16,673,750

BROADCAST MEDIA - 0.7%
Chancellor Media Corporation*...........   160,000       7,945,000

CHEMICALS - BASIC - 0.9%
Praxair, Inc............................   225,000      10,532,813

CHEMICALS - DIVERSIFED - 0.9%
B.F. Goodrich Company...................   200,000       9,925,000

CHEMICALS - SPECIALTY - 0.8%
Imperial Chemical Industries PLC ADR....   140,000       9,030,000

COMPUTER HARDWARE - 1.6%
Compaq Computer Corporation.............    90,000       2,553,750
International Business Machines
   Corporation..........................   100,000      11,481,250
Sun Microsystems, Inc.*.................    50,000       2,171,875
                                                      ------------
                                                        16,206,875

COMPUTERS - NETWORKING - 1.2%
Cisco Systems, Inc.*....................   150,000      13,809,375

COMPUTER SOFTWARE/SERVICES - 3.9%
BMC Software, Inc.*.....................   300,000      15,581,250
Computer Sciences Corporation*..........   120,000       7,680,000
Microsoft Corporation*..................   200,000      21,675,000
Wang Laboratories, Inc. Warrants........       639           5,591
                                                      ------------
                                                        44,941,841

ELECTRICAL EQUIPMENT - 3.3%
Emerson Electric Company................   180,000      10,856,250
General Electric Company................   200,000      18,200,000
Honeywell, Inc..........................   100,000       8,356,250
                                                      ------------
                                                        37,412,500

ENTERTAINMENT - 0.5%
Time Warner, Inc........................    65,000       5,553,437



                                            NUMBER       MARKET
COMMON STOCKS (CONTINUED)                 OF SHARES       VALUE
------------------------------------------------------------------
FINANCIAL - DIVERSE - 3.3%
American General Corporation............   125,000    $  8,898,438
Fannie Mae..............................   240,000      14,580,000
Federal Home Loan Mortgage
   Corporation..........................   300,000      14,118,750
                                                      ------------
                                                        37,597,188

FOODS - 3.1%
Bestfoods...............................   240,000      13,935,000
ConAgra, Inc............................   360,000      11,407,500
Ralston-Ralston Purina Group............    85,000       9,929,062
                                                      ------------
                                                        35,271,562

HEALTH CARE - DIVERSE - 2.9%
American Home Products
   Corporation..........................   300,000      15,525,000
Bristol-Myers Squibb Company............   160,000      18,390,000
                                                      ------------
                                                        33,915,000

HEALTH CARE - MANAGED CARE - 0.3%
MedPartners, Inc.*......................   400,000       3,200,000

HOUSEHOLD FURNISHINGS &
   APPLIANCES - 1.1%
Leggett & Platt, Inc....................   520,000      13,000,000

HOUSEHOLD PRODUCTS - 4.7%
Colgate-Palmolive Company...............   150,000      13,200,000
Dial Corporation........................   600,000      15,562,500
Fort James Corporation..................   250,000      11,125,000
Procter & Gamble Company, The...........   150,000      13,659,375
                                                      ------------
                                                        53,546,875

INSURANCE - LIFE/HEALTH - 1.6%
Equitable Companies, Inc................   160,000      11,990,000
Unum Corporation........................   115,000       6,382,500
                                                      ------------
                                                        18,372,500

INSURANCE - MULTILINE - 3.6%
American International Group, Inc.......   112,500      16,425,000
Hartford Financial Services Group, Inc..   100,000      11,437,500
Lincoln National Corporation............   150,000      13,706,250
                                                      ------------
                                                        41,568,750

INSURANCE - PROPERTY - 1.3%
Allstate Corporation....................   160,000      14,650,000

LEISURE TIME PRODUCTS - 1.0%
Hasbro, Inc.............................   300,000      11,793,750

LODGING - HOTELS - 1.5%
Carnival Corporation....................   440,000      17,435,000

MACHINERY - DIVERSE - 0.2%
Cooper Industries, Inc..................    40,000       2,197,500

MANUFACTURING - DIVERSIFIED - 7.2%
AlliedSignal, Inc.......................   320,000      14,200,000
Crane Company...........................   225,000      10,926,563
Textron, Inc............................   165,000      11,828,437

--------------------------------------------------------------------------------
                          28  See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES A (GROWTH) (CONTINUED)


                                                NUMBER       MARKET
COMMON STOCKS (CONTINUED)                     OF SHARES       VALUE
----------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED (CONTINUED)
Tyco International, Ltd......................  340,000     $21,420,000
U.S. Industries, Inc.........................  500,000      12,375,000
United Technologies Corporation..............  130,000      12,025,000
                                                         -------------
                                                            82,775,000
MEDICAL PRODUCTS & SUPPLIES - 4.8%
Baxter International, Inc....................  200,000      10,762,500
Becton, Dickinson & Company..................  200,000      15,525,000
Boston Scientific Corporation*...............  100,000       7,162,500
Medtronic, Inc...............................  200,000      12,750,000
Stryker Corporation..........................  250,000       9,593,750
                                                         -------------
                                                            55,793,750
NATURAL GAS - 1.0%
Coastal Corporation..........................  170,000      11,868,125

OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Schlumberger, Ltd............................   75,000       5,123,438

OIL & GAS - EXPLORATION & PRODUCTION - 1.8%
Burlington Resources, Inc....................  300,000      12,918,750
Enron Corporation............................   70,000       3,784,375
YPF Sociedad Anonima ADR.....................  150,000       4,509,375
                                                         -------------
                                                            21,212,500
OIL & GAS - REFINING & MARKETING - 0.8%
Williams Companies, Inc......................  260,000       8,775,000

OIL - INTERNATIONAL - 4.2%
Chevron Corporation..........................   90,000       7,475,625
Mobil Corporation............................  160,000      12,260,000
Royal Dutch Petroleum Company................  200,000      10,962,500
Texaco, Inc..................................  200,000      11,937,500
USX-Marathon Group...........................  175,000       6,004,687
                                                         -------------
                                                            48,640,312
PAPER & FOREST PRODUCTS - 0.6%
Bowater, Inc.................................  140,000       6,615,000

PERSONAL CARE - 1.0%
Gillette Company.............................  200,000      11,337,500

PHARMACEUTICALS - 5.2%
Elan Corporation PLC ADR*....................  200,000      12,862,500
Forest Laboratories, Inc.*...................  180,000       6,435,000
Schering-Plough Corporation..................  205,000      18,783,125
SmithKline Beecham PLC ADR...................  200,000      12,100,000
Watson Pharmaceuticals, Inc.*................  200,000       9,337,500
                                                         -------------
                                                            59,518,125
PHOTOGRAPHY/IMAGING - 1.1%
Xerox Corporation............................  125,000      12,703,125

PUBLISHING - 1.0%
McGraw-Hill Companies, Inc...................  140,000      11,418,750

PUBLISHING - NEWSPAPER - 2.1%
Gannett Company, Inc.........................  180,000      12,791,250
Tribune Company..............................  170,000      11,698,125
                                                         -------------
                                                            24,489,375



                                                NUMBER       MARKET
COMMON STOCKS (CONTINUED)                     OF SHARES       VALUE
----------------------------------------------------------------------
RAILROADS - 0.7%
Canadian Pacific, Ltd........................  300,000  $    8,512,500

RETAIL - APPAREL - 1.1%
TJX Companies, Inc...........................  540,000      13,027,500

RETAIL - BUILDING SUPPLIES - 1.0%
Sherwin-Williams Company.....................  350,000      11,593,750

RETAIL DEPARTMENT STORES - 2.3%
Federated Department Stores, Inc.*...........  200,000      10,762,500
Proffitt's, Inc.*............................  400,000      16,150,000
                                                         -------------
                                                            26,912,500
RETAIL - DRUG STORES - 2.4%
Rite Aid Corporation.........................  400,000      15,025,000
Walgreen Company.............................  320,000      13,220,000
                                                         -------------
                                                            28,245,000
RETAIL - FOOD CHAINS - 1.9%
Kroger Company*..............................  200,000       8,575,000
Safeway, Inc.*...............................  340,000      13,833,750
                                                         -------------
                                                            22,408,750

RETAIL - GENERAL MERCHANDISE - 0.7%
Dayton Hudson Corporation....................  160,000       7,760,000

RETAIL - SPECIALTY - 2.4%
Payless ShoeSource, Inc.*....................  225,000      16,579,688
Staples, Inc.*...............................  400,000      11,575,000
                                                         -------------
                                                            28,154,688

SERVICES - ADVERTISING/MARKETING - 1.6%
Omnicom Group, Inc...........................  380,000      18,952,500

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Viad Corporation.............................  380,000      10,545,000

TELECOMMUNICATIONS - LONG DISTANCE - 2.8%
AT&T Corporation.............................   60,000       3,427,500
GTE Corporation..............................   80,000       4,450,000
Sprint Corporation...........................  175,000      12,337,500
WorldCom, Inc.*..............................  250,000      12,109,375
                                                         -------------
                                                            32,324,375
WASTE MANAGEMENT - 0.7%
U.S.A. Waste Service, Inc.*..................  160,000       7,900,000
                                                         -------------

   Total common stocks - 96.0%........................   1,105,581,529
   Cash and other assets,
   less liabilities - 4.0%............................      45,508,458
                                                         -------------
   Total net assets - 100.0%..........................  $1,151,089,987
                                                         =============

--------------------------------------------------------------------------------
                          29  See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)
SERIES B (GROWTH-INCOME)

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER            MARKET
PREFERRED STOCKS                                   OF SHARES           VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABLE - 0.2%
Primedia, Inc. .............................            30,000       $ 3,165,000

CORPORATE BONDS
AEROSPACE - 0.2%
Sequa Corporation, 9.375% - 2003 ...........       $ 3,000,000         3,123,750

BANKING - 0.1%
Homeside, Inc., 11.25% - 2003 ..............       $ 1,335,000         1,581,975

BROKERAGE - 0.3%
S I Financing, Inc., 9.50% - 2026(1)........           134,000         3,609,625

CHEMICALS - 0.1%
Envirodyne Industries, Inc.,
   12.00% - 2000 ...........................       $   600,000           637,500

FINANCIAL COMPANIES - 0.1%
Dollar Financial Group, Inc.,
    10.875% - 2006 .........................       $ 1,550,000         1,670,125

FOODS - 0.4%
Carrols Corporation, 11.50% - 2003 .........       $ 3,050,000         3,198,688
Foodmaker Corporation,
   9.75% - 2003 ............................       $ 2,000,000         2,105,000
                                                                     -----------
                                                                       5,303,688

MEDIA - CABLE - 0.3%
CF Cable TV, Inc., 11.625% - 2005 ..........       $ 1,390,000         1,577,650
Rogers Cablesystems Ltd.,
   9.625% - 2002 ...........................       $ 1,500,000         1,601,250
                                                                     -----------
                                                                       3,178,900
MEDIA - NONCABLE - 0.2%
Golden Books Publishing, Inc.,
   7.65% - 2002 ............................       $ 3,500,000         2,730,000

METALS - 0.1%
Wheeling-Pittsburgh Corporation
   9.25% - 2007 ............................       $ 1,000,000         1,025,000

TOBACCO - 0.0%
Standard Commercial Tobacco,
   8.875% - 2005 ...........................       $   350,000           350,000
                                                                     -----------
   Total corporate bonds - 1.8% ....................................  23,210,563


                                                        NUMBER          MARKET
COMMON STOCKS                                          OF SHARES        VALUE
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.9%
Archer-Daniels-Midland Company .............           600,000       $11,625,000

ALUMINUM - 0.8%
Aluminum Company of America ................           160,000        10,550,000

AUTO PARTS & EQUIPMENT - 1.1%
Genuine Parts Company ......................           250,000         8,640,625
TRW, Inc. ..................................            94,000         5,134,750
                                                                     -----------
                                                                      13,775,375
AUTOMOBILES - 0.9%
General Motors Corporation .................           163,000        10,890,438

BANKS - MAJOR REGIONAL - 2.4%
Banc One Corporation .......................           143,000         7,981,187
J.P. Morgan & Company, Inc. ................           125,000        14,640,625
Wells Fargo & Company ......................            20,000         7,380,000
                                                                     -----------
                                                                      30,001,812
BEVERAGES - ALCOHOLIC - 0.9%
Anheuser-Busch Companies, Inc. .............           250,000        11,796,875

BEVERAGES - SOFT DRINK - 1.5%
PepsiCo, Inc. ..............................           450,000        18,534,375

CHEMICALS - BASIC - 0.9%
Praxair, Inc. ..............................           240,000        11,235,000

COMMUNICATION EQUIPMENT - 1.0%
Motorola, Inc. .............................           250,000        13,140,625

COMPUTER HARDWARE - 0.5%
Sequent Computer Systems, Inc.* ............           500,000         6,031,250

COMPUTER SOFTWARE/SERVICES - 0.4%
Microsoft Corporation* .....................            50,000         5,418,750

CONTAINERS & PACKAGING - 1.2%
Crown Cork & Seal Company, Inc. ............           225,000        10,687,500
Union Camp Corporation .....................           100,000         4,962,500
                                                                     -----------
                                                                      15,650,000
ELECTRIC COMPANIES - 7.0%
Allegheny Energy, Inc. .....................           171,000         5,151,375
American Electric Power
   Company, Inc. ...........................           250,000        11,343,750
Baltimore Gas & Electric Company ...........           250,000         7,765,625
Carolina Power & Light Company .............            68,000         2,949,500
Dominion Resources, Inc. ...................            64,500         2,628,375
GPU, Inc. ..................................            64,100         2,423,781
Kansas City Power & Light Company ..........           223,000         6,467,000
LG&E Energy Corporation ....................           100,000         2,706,250
MidAmerican Energy Holdings
   Company .................................           131,600         2,845,850
Northern States Power Company ..............            92,200         2,639,225
Peco Energy Company ........................           340,000         9,923,750

--------------------------------------------------------------------------------

                           30 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)
SERIES B (GROWTH-INCOME)(CONTINUED)

                                                        NUMBER          MARKET
COMMON STOCKS(CONTINUED)                               OF SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRIC COMPANIES (CONTINUED)
Potomac Electric Power Company ...............          250,000      $ 6,265,625
Public Service Enterprise Group, Inc. ........          170,000        5,854,375
Southern Company .............................          310,000        8,583,125
Texas Utilities Company ......................          275,000       11,446,875
                                                                     -----------
                                                                       88,994,481
ELECTRICAL EQUIPMENT - 2.8%
AMP, Inc. ....................................          250,000        8,593,750
Emerson Electric Company .....................          220,000       13,268,750
General Electric Company .....................           70,000        6,370,000
Hubbell, Inc. (Cl.B) .........................          180,000        7,492,500
                                                                     -----------
                                                                      35,725,000
ELECTRONICS - DEFENSE - 1.0%
Raytheon Company (Cl.A) ......................            9,565          551,183
Raytheon Company (Cl.B) ......................          200,000       11,825,000
                                                                     -----------
                                                                      12,376,183
ELECTRONICS - DISTRIBUTION - 0.7%
W.W. Grainger, Inc. ..........................          188,800        9,404,600

ELECTRONICS - INSTRUMENTATION - 0.5%
Sawtek, Inc.* ................................          400,000        5,900,000

ELECTRONICS - SEMICONDUCTORS - 0.4%
Intel Corporation ............................           70,000        5,188,750

FINANCIAL - DIVERSE - 0.5%
Federal Home Loan Mortgage
   Corporation ...............................          100,000        6,075,000

FOODS - 3.6%
Bestfoods, Inc. ..............................          100,000        5,806,250
Chiquita Brands International, Inc. ..........          500,000        7,031,250
ConAgra, Inc. ................................          400,000       12,675,000
General Mills, Inc. ..........................          160,000       10,940,000
Tyson Foods, Inc. (Cl.A) .....................          400,000        8,675,000
                                                                     -----------
                                                                      45,127,500
FOOTWEAR - 0.2%
Nike, Inc. (Cl.B) ............................           50,000        2,434,375

GAMING & LOTTERY - 0.7%
Circus Circus Enterprises, Inc.* .............          500,000        8,468,750

GOLD & PRECIOUS METALS MINING - 1.5%
Barrick Gold Corporation .....................          600,000       11,512,500
Newmont Mining Corporation ...................          308,600        7,290,675
                                                                     -----------
                                                                      18,803,175

HEALTH CARE - LONG TERM CARE - 0.2%
Integrated Health Services, Inc. .............           67,800        2,542,500

HEALTH CARE - MANAGED CARE - 1.9%
Humana, Inc.* ................................          150,000        4,678,125
Oxford Health Plans, Inc.* ...................          500,000        7,656,250
United Healthcare Corporation ................          190,000       12,065,000
                                                                     -----------
                                                                      24,399,375

--------------------------------------------------------------------------------


                                                        NUMBER          MARKET
COMMON STOCKS(CONTINUED)                               OF SHARES        VALUE
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.9%
Sunbeam Corporation ..........................          500,000      $ 5,187,500
Whirlpool Corporation ........................           88,000        6,050,000
                                                                     -----------
                                                                      11,237,500
HOUSEHOLD PRODUCTS - 0.8%
Kimberly-Clark Corporation ...................          230,000       10,551,250

INSURANCE - LIFE/HEALTH - 0.6%
Aetna, Inc. ..................................          100,000        7,612,500

INSURANCE - PROPERTY - 2.7%
Chubb Corporation ............................          125,000       10,046,875
Safeco Corporation ...........................          250,000       11,359,375
St. Paul Companies, Inc. .....................          310,000       13,039,375
                                                                     -----------
                                                                      34,445,625
LEISURE TIME PRODUCTS - 0.7%
Callaway Golf Company ........................          450,000        8,859,375

MACHINERY - DIVERSE - 0.4%
Cincinnati Milacron, Inc. ....................          200,000        4,862,500

MANUFACTURING - DIVERSIFIED - 1.7%
AlliedSignal, Inc. ...........................          150,000        6,656,250
Tenneco, Inc. ................................          400,000       15,225,000
                                                                     -----------
                                                                      21,881,250

MEDICAL PRODUCTS & SUPPLIES - 2.6%
Baxter International, Inc. ...................          300,000       16,143,750
Dentsply International, Inc. .................          100,000        2,500,000
St. Jude Medical, Inc.* ......................          300,000       11,043,750
Stryker Corporation ..........................           70,000        2,686,250
                                                                     -----------
                                                                      32,373,750
NATURAL GAS - 2.7%
Consolidated Natural Gas Company .............          200,000       11,775,000
Equitable Resources, Inc. ....................          300,000        9,150,000
People's Energy Corporation ..................          350,000       13,518,750
                                                                     -----------
                                                                      34,443,750
OFFICE EQUIPMENT & SUPPLIES - 0.6%
Corporate Express, Inc.* .....................          560,000        7,105,000

OIL - DOMESTIC - 0.6%
Unocal Corporation ...........................          200,000        7,150,000

OIL - INTERNATIONAL - 6.5%
Amoco Corporation ............................          430,000       17,898,750
Chevron Corporation ..........................          180,000       14,951,250
Mobil Corporation ............................          230,000       17,623,750
Royal Dutch Petroleum Company ................          200,000       10,962,500
Texaco, Inc. .................................          350,000       20,890,625
                                                                     -----------
                                                                      82,326,875
OIL & GAS DRILLING & EQUIPMENT - 1.1%
Halliburton Company ..........................          160,000        7,130,000
Schlumberger, Ltd. ...........................          100,000        6,831,250
                                                                     -----------
                                                                      13,961,250

--------------------------------------------------------------------------------

                           31 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES B (GROWTH-INCOME)(CONTINUED)


                                                        NUMBER          MARKET
COMMON STOCKS(CONTINUED)                               OF SHARES        VALUE
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION - 4.0%
Burlington Resources, Inc. ...................          150,000      $ 6,459,375
Enron Oil & Gas Company ......................          500,000       10,125,000
Forcenergy, Inc. .............................          250,000        4,453,125
Kerr-McGee Corporation .......................          175,000       10,128,125
MCN Energy Group, Inc. .......................          300,000        7,462,500
Phillips Petroleum Company ...................          250,000       12,046,875
                                                                     -----------
                                                                      50,675,000
OIL & GAS REFINING & MARKETING - 0.8%
Ashland, Inc. ................................          200,000       10,325,000

PAPER & FOREST PRODUCTS - 2.9%
Champion International Corporation ...........          150,000        7,378,125
International Paper Company ..................          325,000       13,975,000
Louisiana-Pacific Corporation ................          500,000        9,125,000
Rayonier, Inc. ...............................          130,000        5,980,000
                                                                     -----------
                                                                      36,458,125
PHARMACEUTICALS - 1.3%
Mylan Laboratories, Inc. .....................          100,000        3,006,250
Pharmacia & Upjohn, Inc. .....................          100,000        4,612,500
Teva Pharmaceutical
   Industries, Ltd., ADR .....................          250,000        8,796,875
                                                                     -----------
                                                                      16,415,625
PHOTOGRAPHY / IMAGING - 0.9%
Eastman Kodak Company ........................          150,000       10,959,375

PUBLISHING - 1.4%
Dow Jones & Company, Inc. ....................          200,000       11,150,000
McGraw-Hill Companies, Inc. ..................           80,000        6,525,000
                                                                     -----------
                                                                      17,675,000
RAILROADS - 2.3%
Burlington Northern Santa Fe
   Corporation ...............................           90,000        8,836,875
Canadian Pacific, Ltd. .......................          300,000        8,512,500
Norfolk Southern Corporation .................          100,000        2,981,250
Union Pacific Corporation ....................          200,000        8,825,000
                                                                     -----------
                                                                      29,155,625
REAL ESTATE INVESTMENT TRUSTS - 3.4%
Camden Property Trust ........................          200,000        5,950,000
Health And Retirement Property Trust..........          300,000        5,643,750
Highwoods Properties, Inc. ...................          120,000        3,877,500
Hospitality Properties Trust .................          300,000        9,637,500
Liberty Property Trust .......................          310,000        7,924,375
Simon DeBartolo Group, Inc. ..................          137,800        4,478,500
United Dominion Realty Trust, Inc. ...........          400,000        5,550,000
                                                                     -----------
                                                                      43,061,625
RESTAURANTS - 2.0%
Landry's Seafood Restaurants, Inc.* ..........          375,000        6,785,156
McDonald's Corporation .......................          135,000        9,315,000
Wendy's International, Inc. ..................          400,000        9,400,000
                                                                     -----------
                                                                      25,500,156
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                     NUMBER            MARKET
COMMON STOCKS(CONTINUED)                           OF SHARES           VALUE
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 1.0%
Dillard's Inc. .............................           210,000    $    8,701,875
Federated Department Stores, Inc.* .........            70,000         3,766,875
                                                                  --------------
                                                                      12,468,750
RETAIL - FOOD CHAINS - 0.8%
Giant Food, Inc. (Cl.A) ....................           250,000        10,765,625
RETAIL SPECIALTY - 1.1%
Toys "R" Us, Inc.* .........................           330,000         7,775,625
Venator Group, Inc.* .......................           300,000         5,737,500
                                                                  --------------
                                                                      13,513,125
SERVICES - COMMERCIAL & CONSUMER - 0.8%
Angelica Corporation .......................            80,000         1,680,000
Laidlaw, Inc. ..............................           650,000         7,921,875
                                                                  --------------
                                                                       9,601,875
SERVICES - DATA PROCESSING - 1.7%
Electronic Data Systems Corporation ........           250,000        10,000,000
First Data Corporation .....................           350,000        11,659,375
                                                                  --------------
                                                                      21,659,375
TELECOMMUNICATIONS - 5.2%
AT&T Corporation ...........................           200,000        11,425,000
ALLTEL Corporation .........................           300,000        13,950,000
Bell Atlantic Corporation ..................           360,000        16,425,000
GTE Corporation ............................           100,000         5,562,500
SBC Communications, Inc. ...................           470,000        18,800,000
                                                                  --------------
                                                                      66,162,500
TOBACCO - 1.9%
Philip Morris Corporation ..................           400,000        15,750,000
UST, Inc. ..................................           300,000         8,100,000
                                                                  --------------
                                                                      23,850,000
TRUCKING - 0.4%
Werner Enterprises, Inc. ...................           275,000         5,242,188

WASTE MANAGEMENT - 0.8%
Browning-Ferris Industries .................           300,000        10,425,000
                                                                  --------------

   Total common stocks - 88.1% ................................    1,114,813,783
                                                                  --------------

COMMERCIAL PAPER

COMPUTER SYSTEMS - 0.1%
International Business Machines
   Corporation, 5.525% - 7-13-98 ...........    $    1,300,000         1,298,407

ELECTRIC UTILITIES - 0.0%
Florida Power Corporation,
   5.515% - 7-9-98 .........................    $      300,000           299,447
                                                                  --------------


   Total commercial paper - 0.1% ..............................        1,597,854
                                                                  --------------

   Total investments - 90.2% ..................................    1,142,787,200
   Cash and other assets,
      less liabilities - 9.8% .................................      124,030,958
                                                                  --------------
   Total net assets - 100.0% ..................................   $1,266,818,158
                                                                  ==============

--------------------------------------------------------------------------------

                           32 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES C (MONEY MARKET)

                                                      PRINCIPAL         MARKET
COMMERCIAL PAPER                                       AMOUNT           VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.6%
Rockwell International Corporation,
   5.50% - 7-31-98 ...........................      $ 1,100,000      $ 1,094,958

BROKERAGE - 5.7%
Bear Stearns, Inc.,
   5.50% - 9-10-98 ...........................        3,700,000        3,659,633
Merrill Lynch & Company, Inc.,                        7,000,000
   5.51% - 9-30-98 ...........................                           986,140
   5.51% - 10-30-98 ..........................                         2,954,736
   5.52% - 10-30-98 ..........................                         1,266,316
   5.52% - 11-20-98 ..........................                         1,663,382
                                                                     -----------
                                                                      10,530,207
BUSINESS SERVICES - 4.7%
General Electric Capital Corporation,                 8,732,000
   5.53% - 7-7-98 ............................                           532,509
   5.53% - 7-22-98 ...........................                           697,711
   5.54% - 7-30-98 ...........................                         2,289,735
   5.50% - 8-18-98 ...........................                         3,830,675
   5.50% - 9-2-98 ............................                           336,726
   5.51% - 9-18-98 ...........................                           987,970
                                                                     -----------
                                                                       8,675,326
COMPUTER SYSTEMS - 4.7%
International Business Machines
   Corporation,                                       8,741,000
   5.49% - 7-13-98 ...........................                         7,186,824
   5.50% - 7-21-98 ...........................                         1,536,291
                                                                     -----------
                                                                       8,723,115

ELECTRIC UTILITIES - 18.9%
Carolina Power & Light Company,                       7,250,000
   5.51% - 7-6-98 ............................                         1,998,420
   5.49% - 7-24-98 ...........................                         5,231,100
Duke Energy Corporation,
   5.50% - 7-30-98 ...........................        1,300,000        1,294,240
Florida Power Corporation,                            9,260,000
   5.50% - 7-9-98 ............................                         6,651,860
   5.50% - 7-17-98 ...........................                         1,197,066
   5.52% - 8-11-98 ...........................                         1,391,199
Georgia Power Company,
   5.52% - 7-20-98 ...........................        4,000,000        3,988,347
Idaho Power Company,
   5.51% - 7-2-98 ............................        1,085,000        1,084,834
New England Power Company,                            3,680,000
   5.53% - 7-10-98 ...........................                         2,196,959
   5.52% - 7-17-98 ...........................                         1,476,369
Progress Capital Holdings, Inc.,                      8,509,000
   5.52% - 7-7-98 ............................                         3,505,772
   5.52% - 7-16-98 ...........................                         1,795,849
   5.54% - 7-16-98 ...........................                         3,192,624
                                                                     -----------
                                                                      35,004,639

--------------------------------------------------------------------------------


                                                      PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------
ELECTRONICS - 6.0%
Avent, Inc.,                                        $7,645,000
   5.50% - 7-8-98 ..........................                          $  251,271
   5.54% - 7-8-98 ..........................                             393,013
   5.53% - 7-23-98 .........................                             996,621
   5.52% - 8-14-98 .........................                           4,767,263
   5.53% - 8-21-98 .........................                           1,190,592
Emerson Electric Company,
   5.50% - 7-29-98 .........................         3,500,000         3,485,028
                                                                      ----------
                                                                      11,083,788
HARDWARE & TOOLS - 9.5%
Sherwin-Williams Company (PP),                       9,050,000
   5.51% - 7-2-98 ..........................                             349,946
   5.51% - 7-6-98 ..........................                           5,095,971
   5.50% - 8-14-98 .........................                           3,575,448
Stanley Works,                                       8,505,000
   5.50% - 7-7-98 ..........................                           2,997,150
   5.50% - 7-28-98 .........................                           2,688,687
   5.51% - 8-13-98 .........................                           2,289,626
   5.50% - 8-20-98 .........................                             495,390
                                                                      ----------
                                                                      17,492,218
MANUFACTURING - 2.7%
Eaton Corporation (PP),
   5.51% - 7-8-98 ..........................         4,900,000         4,894,561
METALS & MINERALS - 3.3%
Aluminum Company of America,
   5.52% - 8-26-98 .........................         6,200,000         6,146,618
NATURAL GAS - 4.1%
Laclede Gas Company,
   5.55% - 7-22-98 .........................         1,000,000           996,763
Questar Corporation,                                 6,600,000
   5.55% - 7-14-98 .........................                           4,989,979
   5.60% - 7-21-98 .........................                           1,595,022
                                                                      ----------
                                                                       7,581,764
NUCLEAR - 4.7%
Bayshore Fuel Company,                               8,670,000
   5.50% - 7-17-98 .........................                           3,001,645
   5.54% - 7-21-98 .........................                           2,084,564
   5.52% - 8-12-98 .........................                           1,291,537
   5.51% - 8-27-98 .........................                           2,250,115
                                                                      ----------
                                                                       8,627,861
PETROLEUM - 0.5%
Atlantic Richfield Company,
   5.53% - 8-7-98 ..........................           950,000           944,601

PHOTOGRAPH/IMAGING - 5.3%
Eastman Kodak Company,                               9,750,000
   5.50% - 7-30-98 .........................                           3,832,752
   5.50% - 8-3-98 ..........................                           3,084,221
   5.51% - 8-3-98 ..........................                           1,392,929
   5.50% - 8-20-98 .........................                           1,389,304
                                                                      ----------
                                                                       9,699,206

--------------------------------------------------------------------------------
                           33 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES C (MONEY MARKET) (CONTINUED)

                                                      PRINCIPAL         MARKET
COMMERCIAL PAPER (CONTINUED)                           AMOUNT           VALUE
--------------------------------------------------------------------------------
RECREATION - 2.1%
Carnival Corporation,
   5.53% - 7-27-98 ...........................     $  3,850,000     $  3,834,624

RETAIL - GROCERY - 5.1%
Winn-Dixie Stores, Inc.,                              9,482,000
   5.52% - 7-14-98 ...........................                           798,360
   5.50% - 7-28-98 ...........................                         4,572,321
   5.51% - 7-28-98 ...........................                           936,500
   5.50% - 8-11-98 ...........................                         3,129,966
                                                                    ------------
                                                                       9,437,147
TELECOMMUNICATIONS - 2.2%
Bell Atlantic Network Funding
   Corporation, 5.52% - 7-10-98 ..............        4,000,000        3,994,480

TOYS & SPORTING GOODS - 3.7%
Toys "R" Us, Inc.,                                    6,800,000
   5.50% - 7-2-98 ............................                         3,999,389
   5.50% - 8-4-98 ............................                         2,785,244
                                                                    ------------
                                                                       6,784,633
                                                                    ------------

   Total commercial paper - 83.8% ............                       154,549,746



U.S. GOVERNMENT & AGENCIES

FEDERAL HOME LOAN MORTGAGES - 6.0%

Federal Home Loan Bank,                              11,000,000
   5.53% - 2-26-99 ...........................                         2,999,610
   5.625% - 3-12-99 ..........................                         1,999,180
   5.70% - 4-15-99 ...........................                         3,001,290
   5.76% - 5-6-99 ............................                         2,996,520
                                                                    ------------
                                                                      10,996,600
FEDERAL FARM CREDIT BANKS - 1.6%
Federal Farm Credit Bank,
   5.50% -9-1-98 .............................        3,000,000        2,999,550

SMALL BUSINESS ASSOCIATION POOLS - 8.6%
   #502406, 6.25% - 2006(2) ..................          394,584          394,584
   #502163, 6.50% - 2012(2) ..................          770,073          770,073
   #502353, 6.25% - 2018(2) ..................           99,172           99,172
   #503176, 6.125% - 2020(2) .................          682,825          686,239
   #503459, 6.00% - 2021(2) ..................        1,818,162        1,811,343
   #503283, 6.00% - 2021(2) ..................        1,817,410        1,809,744
   #503295, 6.00% - 2021(2) ..................        1,255,025        1,261,300
   #503303, 6.00% - 2021(2) ..................        1,370,337        1,377,188
   #503308, 6.00% - 2021(3) ..................        1,196,702        1,196,702
   #503343, 6.125% - 2021(2) .................        1,612,451        1,612,451
   #503347, 6.125% - 2021(2) .................        4,856,306        4,856,306
                                                                    ------------
                                                                      15,875,102

--------------------------------------------------------------------------------


                                                           NUMBER              MARKET
                                                           OF SHARES           VALUE
----------------------------------------------------------------------------------------

   Total U.S. government & agencies - 16.2% .........................      $  29,871,252
                                                                           -------------
   Total investments - 100.0% .......................................        184,420,998
   Liabilities, less cash and other assets - 0.00%...................            (49,425)
                                                                           -------------
   Total net assets - 100.0% ........................................      $ 184,371,573
                                                                           =============
SERIES D (WORLDWIDE EQUITY)

COMMON STOCKS
AUSTRALIa - 1.0%
Foster's Brewing Group, Ltd. ..........................       1,336,000    $   3,143,795

AUSTRIA - 3.1%
Boehler - Uddeholm AG .................................          53,060        3,505,575
Wienerberger Baustoffindustrie AG .....................          26,900        6,507,342
                                                                           -------------
                                                                              10,012,917
CANADA - 4.9%
Hudson's Bay Company ..................................          96,500        2,211,463
Imax Corporation ADR* .................................         268,300        6,120,594
Lowen Group, Inc., The ................................          92,500        2,497,500
Yogen Fruz World-Wide, Inc.* ..........................         599,250        5,338,287
                                                                           -------------
                                                                              16,167,844
FRANCE - 8.5%
Alcatel Alsthom .......................................          16,940        3,449,064
AXA-UAP ...............................................          23,200        2,609,316
Banque Nationale De Paris .............................          31,000        2,532,902
Bouygues Offshore S.A .................................          58,500        2,515,701
Elf Aquitaine S.A. ADR ................................          68,100        4,835,100
GrandVision S.A .......................................          80,800        2,686,193
Sidel S.A .............................................          53,160        3,868,721
Vivendi ...............................................          24,690        5,272,020
                                                                           -------------
                                                                              27,769,017
GERMANY - 4.1%
Allianz AG ............................................           7,020        2,314,029
Deutsche Bank AG ......................................          19,900        1,685,129
Hoechst AG ............................................          58,600        2,925,076
Rhoen-Klinikum AG .....................................          43,930        4,259,062
VEBA AG ...............................................          32,300        2,201,011
                                                                           -------------
                                                                              13,384,307
GREECE - 3.3%
Alpha Credit Bank .....................................          25,700        2,083,247
Athens Medical Care S.A ...............................          77,600        1,527,619
Commercial Bank of Greece S.A .........................          40,300        2,989,257
Hellenic Telecommunications
   Organization S.A ...................................         117,755        3,018,565

Michaniki S.A .........................................         210,690        1,107,874
                                                                           -------------
                                                                              10,726,562
----------------------------------------------------------------------------------------

                           34 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                NUMBER      MARKET
COMMON STOCKS (CONTINUED)                      OF SHARES    VALUE
--------------------------------------------------------------------------------
HONG KONG - 0.3%
JCG Holdings, Ltd. .......................     3,552,000  $   985,575

IRELAND - 3.3%
Allied Irish Banks PLC ...................       204,500    2,952,270
Elan Corporation PLC ADR .................        88,700    5,704,519
Ryanair Holdings PLC .....................       297,610    2,075,582
                                                          -----------
                                                           10,732,371
ISRAEL - 0.8%
Bank Hapoalim Ltd.* ......................       905,000    2,736,566

ITALY - 1.6%
Fiat Spa* ................................       823,000    2,048,761
Telecom Italia Spa .......................       434,900    3,201,410
                                                          -----------
                                                            5,250,171
JAPAN - 5.1%
Amway Japan, Ltd. ........................        99,100    1,049,660
Asahi Diamond Industry
   Company, Ltd. .........................       269,000    1,211,406
Benesse Corporation ......................        20,500      716,396
Bunka Shutter Company, Ltd. ..............       378,000    1,048,600
Doutor Coffee Company, Ltd. ..............        68,000    1,734,481
Mos Food Service, Inc. ...................       169,000    2,009,223
National House Industrial
   Company, Ltd. .........................       401,000    3,071,391
Paris Miki, Inc. .........................        39,600      519,592
Sakura Bank, Ltd., The ...................       509,000    1,320,316
Snow Brand Milk Products
   Company, Ltd. .........................       569,000    1,721,944
Tiemco, Ltd. .............................        27,900      261,339
York-Benimaru Company, Ltd. ..............       102,600    1,929,502
                                                          -----------
                                                           16,593,850
LUXEMBOURG - 0.7%
Espirito Santo Financial Group ADR .......        98,500    2,400,938

NORWAY - 2.3%
Saga Petroleum ASA "A" ...................       292,200    4,493,312
Storebrand ASA* ..........................       357,700    3,169,802
                                                          -----------
                                                            7,663,114
PHILIPPINES - 0.2%
C&P Homes, Inc. ..........................    11,450,150      576,625

SINGAPORE - 0.7%
Cerebos Pacific, Ltd. ....................       582,000      757,866
Keppek Fels, Ltd. ........................       398,000    1,189,655
Mandarin Oriental International, Ltd. ....       776,000      442,320
                                                          -----------
                                                            2,389,841
SWEDEN - 3.7%
Castellum AB* ............................       437,200    5,153,238
Skandinaviska Enskilda Banken ............       116,500    1,994,026
Swedish Match AB .........................     1,472,308    4,892,341
                                                          -----------
                                                           12,039,605
--------------------------------------------------------------------------------


                                                   NUMBER      MARKET
COMMON STOCKS(CONTINUED)                          OF SHARES     VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 5.6%
Nestle S.A ..................................        1,842   $ 3,941,909
Novartis AG .................................        3,500     5,824,060
Roche Holdings AB ...........................          265     2,602,285
Saurer AG ...................................        2,525     2,580,248
Schweizerische Lebensversicherungs-
   und Rentenstalt ..........................        3,830     3,242,143
                                                             -----------
                                                              18,190,645
UNITED KINGDOM - 15.5%
Aegis Group PLC .............................    2,763,000     4,448,714
British Steel PLC ...........................      637,000     1,408,256
Cadbury Schweppes PLC .......................      211,300     3,271,702
Capita Group PLC ............................      355,500     3,057,698
D.F.S. Furniture Company PLC ................      426,200     1,404,452
George Wimpey PLC ...........................    1,502,100     2,919,786
Glaxo Wellcome PLC ..........................       95,300     2,868,505
Harvey Nichols PLC ..........................      196,200       770,932
J.D. Wetherspoon PLC ........................      139,500       670,337
Oriflame International S.A ..................      105,000       779,607
PizzaExpress PLC ............................      106,400     1,521,418
Polypipe PLC ................................      945,000     2,325,681
Provident Financial PLC .....................      277,798     4,391,719
Regent Inns PLC .............................      517,600     1,666,778
Rio Tinto PLC ...............................      430,100     4,847,536
Royal Bank of Scotland Group PLC ............      148,000     2,565,686
SmithKline Beecham PLC ......................      429,900     5,232,618
Tomkins PLC .................................      568,000     3,099,005
Vodafone Group PLC ..........................      275,200     3,494,293
                                                             -----------
                                                              50,744,723
UNITED STATES - 24.6%
Ace Ltd. ....................................       51,000     1,989,000
B.J. Services Company* ......................       41,600     1,209,000
BMC Software, Inc.* .........................       29,900     1,552,931
Bristol-Myers Squibb Company ................       16,800     1,930,950
Cardinal Health, Inc. .......................       24,900     2,334,375
Caribiner International, Inc.* ..............       52,400       917,000
Comcast Corporation .........................       55,500     2,252,953
Computer Associates International, Inc. .....       25,600     1,422,400
Costco Companies, Inc.* .....................       22,200     1,399,988
Cymer, Inc.* ................................       81,900     1,320,637
Ecolab, Inc. ................................       58,300     1,807,300
EMC Corporation* ............................       52,000     2,330,250
Emerson Electric Company ....................       17,800     1,073,563
EXEL, Ltd. ..................................       17,000     1,322,812
Exxon Corporation ...........................       27,000     1,925,438
Federal National Mortgage
   Association ..............................       29,900     1,816,425
Federal-Mogul Corporation ...................       20,800     1,404,000
Fort James Corporation ......................       30,800     1,370,600
Gannett Company, Inc. .......................       21,800     1,549,162
Gap, Inc. ...................................       28,300     1,743,988

--------------------------------------------------------------------------------

                           35 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES D (WORLDWIDE EQUITY)(CONTINUED)

                                                        PRINCIPAL
                                                        AMOUNT OR
                                                         NUMBER         MARKET
COMMON STOCKS (CONTINUED)                               OF SHARES       VALUE
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Global Industries, Ltd.* ........................         74,600   $  1,258,875
HBO & Company ...................................         36,900      1,300,725
Home Depot, Inc. ................................         20,800      1,727,700
Ingersoll-Rand Company ..........................          8,100        356,906
Lucent Technologies, Inc. .......................         14,400      1,197,900
Marsh and McLennan Companies, Inc. ..............         33,750      2,039,766
Martin Marietta Materials, Inc. .................         29,100      1,309,500
Medtronic, Inc. .................................         24,600      1,568,250
Merrill Lynch & Company, Inc. ...................         14,700      1,356,075
NAC Re Corporation ..............................         32,400      1,729,350
NationsBank Corporation .........................         25,100      1,920,150
Network Associates, Inc.* .......................         27,900      1,335,712
PepsiCo, Inc. ...................................         32,000      1,318,000
Pfizer, Inc. ....................................         11,200      1,217,300
Philip Morris Companies, Inc. ...................         32,000      1,260,000
Pitney-Bowes, Inc. ..............................         29,400      1,414,875
Procter & Gamble Company, The ...................         17,200      1,566,275
Republic Services, Inc. .........................         35,500        852,000
Rubbermaid, Inc. ................................         41,000      1,360,688
Safeway, Inc.* ..................................         40,800      1,660,050
Sara Lee Corporation ............................         24,000      1,342,500
Sungard Data Systems, Inc.* .....................         43,600      1,673,150
Teva Pharmaceutical Industries, Ltd. ............        133,300      4,690,494
Texaco, Inc. ....................................         19,400      1,157,937
TJX Companies, Inc. .............................         55,600      1,341,350
Tyco International, Ltd. ........................         49,500      3,118,500
Unilever NV .....................................         20,900      1,649,794
Union Planters Corporation ......................         21,800      1,282,112
Walt Disney Company, The ........................         15,400      1,617,963
Williams Companies, Inc., The ...................         66,300      2,237,625
                                                                   ------------
                                                                     80,534,294
                                                                   ------------
   Total common stocks - 89.3% ..................................    292,042,760

PREFERRED STOCKS

GERMANY - 1.6%
Fielman AG ......................................         78,500      2,722,442
Sto Ag Vorzug ...................................          6,990      2,617,813
                                                                   ------------
   Total preferred stocks - 1.6% ................................     5,340,255

U.S. GOVERNMENT SECURITIES
U.S. Treasury Strip, 0.00% - 2023 ...............   $ 25,820,000      6,378,315
U.S. Treasury Strip, 0.00% - 2023 ...............   $ 70,000,000     17,048,500
                                                                   ------------
   Total U.S. governments - 7.2% ................................    23,426,815
                                                                   ------------

   Total investments - 98.1% ....................................    320,809,830


   Cash and other assets, less liabilities - 1.9% ...............     6,077,976
                                                                   ------------
   Total net assets - 100.0% ....................................  $326,887,806
                                                                   ============
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     At June 30, 1998, Series D's investment concentration by industry was as follows:
   Banking..........................................     8.4%
   Building Materials...............................     9.2%
   Chemicals........................................     1.1%
   Computer Software/Services.......................     3.5%
   Electric Equipment...............................     1.8%
   Entertainment....................................     4.8%
   Financial Services...............................     2.6%
   Foods/Beverages..................................    10.8%
   Government.......................................     7.3%
   Health Care/Drugs................................    12.0%
   Household Products...............................     2.9%
   Machinery........................................     2.1%
   Manufacturing....................................     4.9%
   Oil & Gas........................................     6.6%
   Retail...........................................     9.4%
   Telecommunications...............................     4.1%
   Transportation...................................     1.3%
   Utilities........................................     5.3%
   Cash, short-term instruments and other assets,
         less liabilities...........................     1.9%
                                                       ------
   Total net assets.................................   100.0%
                                                       ======

SERIES E (HIGH GRADE INCOME)

                                               PRINCIPAL     MARKET
CORPORATE BONDS                                 AMOUNT       VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 2.7%
Chrysler Corporation,
   7.45% - 2027 ....................          $2,375,000   $2,621,406
Ford Motor Company,
   7.25% - 2008 ....................          $1,000,000    1,075,000
                                                           ----------
                                                            3,696,406
BANKING - 3.6%
Bank of New York, Inc.,
   6.50% - 2003 ....................          $  325,000      329,875
Homeside, Inc., 11.25% - 2003 ......          $1,250,000    1,481,250
PNC Funding Corporation,
   7.75% - 2004 ....................          $  800,000      860,000
Washington Mutual Capital,
   8.375% - 2002(1).................          $2,000,000    2,242,500
                                                           ----------
                                                            4,913,625
BEVERAGE - 1.9%
Anheuser-Busch Companies, Inc.,
   7.10% - 2007 ....................          $2,425,000    2,543,219

--------------------------------------------------------------------------------

                           36 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES E(HIGH GRADE INCOME)(CONTINUED)

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER        MARKET
CORPORATE BONDS(CONTINUED)                         OF SHARES      VALUE
--------------------------------------------------------------------------------
BROKERAGE - 7.3%
Lehman Brothers, Inc., 7.25% - 2003 ..........   $ 2,000,000   $ 2,077,500
Merrill Lynch Company, Inc.,
   7.375% - 2006 .............................   $ 2,500,000     2,668,750
Morgan Stanley Group, Inc.,
   7.25% - 2004 ..............................   $ 2,500,000     2,550,000
SI Financing, Inc., 9.50% - 2026(1)...........       102,610     2,764,057
                                                               -----------
                                                                10,060,307
CAPITAL GOODS - BUILDING MACHINERY - 0.7%
AGCO Corporation, 8.5% - 2006 ................   $   500,000       514,375
Columbus McKinnon Corporation,
   8.5% - 2008 ...............................   $   500,000       492,500
                                                               -----------
                                                                 1,006,875
CAPITAL GOODS - BUILDING MATERIALS - 0.7%
International Comfort Products,
   8.625% - 2008 .............................   $   500,000       497,500
Titan Wheel International, Inc. ..............
   8.75% - 2007 ..............................   $   500,000       516,250
                                                               -----------
                                                                 1,013,750
CONSUMER CYCLICALS - OTHER - 0.4%
American ECO Corporation,
   9.625% - 2008 .............................   $   500,000       502,500
CONSUMER PRODUCTS - 0.4%
Chattem, Inc., 8.875% - 2008 .................   $   500,000       497,500
ENERGY - INDEPENDENT - 0.6%
Seagull Energy Corporation,
   8.625% - 2005 .............................   $   800,000       821,000
ENERGY - INTEGRATED - 0.8%
Union Pacific Resources,
   7.50% - 2026 ..............................   $ 1,000,000     1,041,250
ENERGY - OIL FIELD SERVICES - 1.7%
Transocean Offshore, Inc.,
   8.00% - 2027 ..............................   $ 2,000,000     2,310,000
ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
   8.875% - 2008 .............................   $   300,000       308,625

ENTERTAINMENT - 0.7%
Paramount Communications,
   7.5% - 2023 ...............................   $ 1,000,000       971,250
FINANCIAL COMPANIES - 4.3%
American RE Capital, 8.5% - 2025(1)...........        46,000     1,190,250
Associates Corporation, N.A.,
   7.55% - 2007 ..............................   $ 1,000,000     1,081,250
CB Richard Ellis Service,
   8.875% - 2006 .............................   $   500,000       493,750
Countrywide Capital Industries, Inc.,
   8.00% - 2026 ..............................   $ 1,000,000     1,063,750
General Electric Capital Corporation,
   8.625% - 2008 .............................   $ 1,750,000     2,073,750
                                                               -----------
                                                                 5,902,750

--------------------------------------------------------------------------------


                                             PRINCIPAL       MARKET
CORPORATE BONDS(CONTINUED)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
FINANCE - OTHER - 1.7%
B.F. Saul REIT, 9.75% - 2008 .............   $  250,000    $  246,875
EOP Operating LP, REIT,
   6.625% - 2005 .........................    2,050,000     2,057,688
                                                           ----------
                                                            2,304,563
FOOD - 5.3%
Archer-Daniels-Midland Company,
   8.875% - 2011 .........................    2,000,000     2,447,500
Cargill Corporation, 6.15% - 2008 ........    2,000,000     1,992,500
Carrols Corporation, Inc.,
   11.50% - 2003 .........................    1,750,000     1,835,313
Chiquita Brands International, Inc.,
   10.25% - 2006 .........................      500,000       542,500
Nash Finch Company, 8.50% - 2008 .........      500,000       496,250
                                                           ----------
                                                            7,314,063
GAMING - 2.7%
Boyd Gaming Corporation,
   9.50% - 2007 ..........................      500,000       522,500
Empress Entertainment, 8.125% - 2006 .....      500,000       501,250
MGM Grand, Inc., 6.95% - 2005 ............    1,400,000     1,391,250
Mirage Resorts, Inc., 6.625% - 2007 ......    1,250,000     1,240,625
                                                           ----------
                                                            3,655,625
HEALTHCARE - 0.4%
Tenet Healthcare Corporation,
   8.125% - 2008 .........................      500,000       502,500

HOME CONSTRUCTION - 0.4%
MDC Holdings, 8.375% - 2008 ..............      250,000       250,000
Toll Corporation, 7.75% - 2008 ...........      250,000       246,250
                                                           ----------
                                                              496,250
MEDIA - CABLE - 5.6%
Adelphia Communications, Inc.,
   8.375% - 2008 .........................      500,000       502,500
Century Communications
   Corporation, 8.375% - 2007 ............      125,000       128,750
Comcast Corporation, 9.125% - 2006 .......      500,000       536,250
CSC Holdings, Inc., 7.875% - 2018 ........      500,000       528,750
Jones Intercable, Inc., 7.625% - 2008 ....      500,000       507,500
Lenfest Communications, Inc.,
   10.50% - 2006 .........................      500,000       582,500
Rogers Cablesystems, 9.625% - 2002 .......      675,000       720,563
Rogers Communications, Inc.,
   9.125% - 2006 .........................      665,000       673,313
Time Warner Entertainment,
   10.15% - 2012 .........................    1,790,000     2,378,463
Westinghouse Electric Company,
   8.375% - 2002 .........................    1,050,000     1,094,625
                                                           ----------
                                                            7,653,214
MEDIA - NONCABLE - 1.7%
Big Flower Press Holdings, Inc.,
   8.875% - 2007 .........................      500,000       508,750
KIII Communications Corporation,
   10.25% - 2004 .........................      555,000       597,319

--------------------------------------------------------------------------------

                           37 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES E (HIGH GRADE INCOME)(CONTINUED)

                                               PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
MEDIA - NONCABlE (CONTINUED)
News American Holdings,
   6.625% - 2003 ...........................   $  475,000   $  517,750
Valassis Communications,
   9.55% - 2003 ............................      650,000      728,000
                                                            ----------
                                                             2,351,819
METALS - 0.9%
AK Steel, 10.75% - 2004 ....................      500,000      531,250
Ameristeel Corporation, 8.75% - 2008 .......      500,000      500,000
WHX Corporation, 8.5% - 2006 ...............      250,000      254,375
                                                            ----------
                                                             1,285,625
RETAILERS - 2.2%
Lowe's Companies, Inc.,
   6.70% - 2007 ............................    1,600,000    1,648,000
Sears Roebuck & Company,
   6.41% - 2001 ............................      350,000      352,625
Specialty Retailers, Inc., 8.50% - 2005 ....      250,000      257,500
Zale's Corporation, 8.50% - 2007 ...........      750,000      766,875
                                                            ----------
                                                             3,025,000
SERVICES - 0.6%
Loewen Group International, Inc.,
   8.25% - 2003 ............................      850,000      878,687

TECHNOLOGY - 0.7%
Dell Computer Corporation,
   6.55% - 2008 ............................    1,000,000    1,012,500

TELECOMMUNICATIONS - 3.6%
Centennial Cellular, 8.875% - 2001 .........      800,000      832,000
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 ............................      250,000      260,938
GTE Corporation, 6.46% - 2008 ..............    1,500,000    1,507,500
Mastec, Inc., 7.75% - 2008 .................      250,000      238,750
New Jersey Bell, 6.625% - 2008 .............    1,000,000    1,006,250
Southwestern Bell, 6.625% - 2007 ...........    1,000,000    1,033,750
                                                            ----------
                                                             4,879,188
TEXTILES - 0.2%
Westpoint Stevens, Inc.,
   7.875% - 2008 ...........................      300,000      299,250

TOBACCO - 0.7%
Dimon, Inc., 8.875% - 2006 .................      400,000      409,500
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 ..............      500,000      500,000
                                                            ----------
                                                               909,500

TRANSPORTATION - AIRLINES - 3.9%
Southwest Airlines Company,
   7.875% - 2007 ...........................    2,475,000    2,741,063
United Airlines, 11.21% - 2014 .............    1,825,000    2,582,375
                                                            ----------
                                                             5,323,438

--------------------------------------------------------------------------------


                                               PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                     AMOUNT        VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - RAILROADS - 2.9%
ROCS Series Burlington Northern
   Santa Fe 1998-1, 6.5% - 2017 ............   $  1,500,000   $  1,497,641
ROCS Series NSC, 6.375% - 2017 .............      2,466,794      2,439,613
                                                              ------------
                                                                 3,937,254
TRANSPORTATION - OTHER - 0.4%
Allied Holdings, Inc.,
   8.625% - 2007 ...........................        500,000        511,250

UTILITIES - ELECTRIC - 0.8%
Cal Energy Company, Inc.,
   9.50% -2006 .............................      1,000,000      1,081,250

UTILITIES - NATURAL GAS - 1.3%
Tennessee Gas Pipeline,
   7.50% - 2017 ............................      1,700,000      1,844,500
YANKEE - CORPORATE - 13.5%

ABN AMRO Bank NV,
   7.55% - 2006 ............................      1,475,000      1,598,531
   7.30% - 2026 ............................      1,500,000      1,571,250
Abbey National PLC, 6.69% - 2005 ...........      2,375,000      2,431,406
Argentaria Capital Funding,
   6.375% - 2026 ...........................      2,000,000      1,974,669
Bank of Austria AG, 7.25% - 2017 ...........        160,000        174,400
BCH Cayman Islands, 7.70% - 2006 ...........      2,500,000      2,675,000
Den Danske Bank, 7.40% - 2010 ..............      2,175,000      2,319,094
Panamerican Beverages, Inc.,
   8.125% - 2003 ...........................      2,050,000      2,132,000
Petroleum Geo-Services,
   7.50% - 2007 ............................      2,050,000      2,180,688
Santander Financial Issuances, Ltd.,
   7.00% - 2006 ............................      1,400,000      1,454,250
                                                              ------------
                                                                18,511,288
YANKEE - CANADIAN - 2.5%
Agrium, Inc., 7.00% - 2004 .................      1,000,000      1,017,500
Quebecor Printing Capital,
   7.25% - 2007 ............................      2,350,000      2,464,563
                                                              ------------
                                                                 3,482,063
                                                              ------------

Total corporate bonds -78.0% ...............                   106,847,884

MORTGAGE BACKED SECURITIES
--------------------------
U.S. GOVERNMENT AGENCIES - 6.2%
Federal Home Loan Mortgage Corporation,
   FHR 1339 C, 8.00% - 2006 CMO ............      1,000,000      1,048,430
   FHR 112 H, 8.80% - 2020 CMO .............        450,589        456,572
   FHR 1311 J, 7.50% - 2021 CMO ............      3,325,000      3,414,509
   FHR 1930 AB, 7.50% - 2023 CMO ...........      1,765,826      1,791,536
Federal National Mortgage Association,
   FNR 1994-79 B,
   7.00% - 2019 CMO ........................      1,700,000      1,727,557
                                                              ------------
                                                                 8,438,604

--------------------------------------------------------------------------------

                           38 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES E(HIGH GRADE INCOME)(CONTINUED)

                                                      PRINCIPAL
                                                      AMOUNT OR
MORTGAGE BACKED                                       NUMBER OF        MARKET
SECURITIES(CONTINUED)                                  SHARES          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 7.9%
Government National Mortgage Association,
   GNMA 39238, 9.50% - 2009 .....................   $    292,657   $    313,895
   GNMA II 181907, 9.50% - 2020 .................   $    232,493        248,048
   GNMA 305617, 9.00% - 2021 ....................   $    228,627        243,469
   GNMA 301465, 9.00% - 2021 ....................   $    189,463        201,787
   GNMA 313107, 7.00% - 2022 ....................   $  1,577,030      1,606,931
   GNMA 352022, 7.00% - 2023 ....................   $  1,743,418      1,770,354
   GNMA 369303, 7.00% - 2023 ....................   $  1,925,175      1,954,784
   GNMA II 2445, 8.00% - 2027 ...................   $  1,921,276      1,981,276
   GNR 1997-10B, 7.5% - 2019 ....................   $  2,500,000      2,544,600
                                                                   ------------
                                                                     10,865,144
NON-AGENCY SECURITIES - 1.9%
Chase Capital Mortgage Securities
   Company, 1997-1B,
   7.37% - 2007 CMO .............................   $  1,500,000      1,597,968
Securitized Multiple Assets Rated Trust,
   1998-1, 7.45% - 2006 .........................   $    927,086        928,534
                                                                   ------------
                                                                      2,526,502
                                                                   ------------
   Total mortgage backed securities - 16.0% ....................     21,830,250

GOVERNMENT SECURITIES
---------------------

U.S. GOVERNMENT SECURITIES - 4.5%
U.S. Treasury Note,
   5.75% - 2003 .................................   $  1,600,000      1,614,240
U.S. Treasury Bond,
   6.625% - 2027 ................................   $    500,000        564,535
U.S. Department of Housing and
   Urban Development Bond,
   6.93% - 2013 .................................   $  3,800,000      4,019,541
                                                                   ------------

   Total government securities - 4.5% ..........................      6,198,316
                                                                   ------------

   Total investments - 98.5% ...................................    134,876,450
   Cash and other assets, less liabilities - 1.5% ..............      2,119,065
                                                                   ------------
   Total net assets - 100.0% ...................................   $136,995,515
                                                                   ============


SERIES J (EMERGING GROWTH)

COMMON STOCKS
-------------

AIR FREIGHT - 1.7%
Expeditors International of
  Washington, Inc. ..............................         90,000   $  3,960,000

BANKS - MAJOR REGIONAL - 3.1%
Northern Trust Corporation ......................         60,000      4,575,000
State Street Corporation ........................         40,500      2,814,750
                                                                   ------------
                                                                      7,389,750

-------------------------------------------------------------------------------


SERIES J (EMERGING GROWTH)(CONTINUED)





                                                         NUMBER OF     MARKET
COMMON STOCKS(CONTINUED)                                  SHARES       VALUE
-------------------------------------------------------------------------------
BIOTECHNOLGY - 1.3%
Ligand Pharmaceuticals Inc. (Cl.B)*  ............        246,000    $ 3,167,250

CHEMICALS - BASIC - 1.1%
Praxair, Inc. ...................................         55,500      2,598,094

CHEMICALS - DIVERSIFIED - 0.6%
Engelhard Corporation ...........................         75,000      1,518,750

CHEMICALS - SPECIALTY - 2.5%
Bush Boake Allen, Inc.* .........................         81,000      2,374,312
M.A. Hanna Company ..............................         53,100        972,394
Sigma-Aldrich Corporation .......................         71,000      2,493,875
                                                                    -----------
                                                                      5,840,581
COMMUNICATION EQUIPMENT - 6.0%
Comverse Technology, Inc.* ......................        245,000     12,709,375
Transcrypt International, Inc.* .................        419,700      1,414,389
                                                                    -----------
                                                                     14,123,764
COMPUTER HARDWARE - 1.4%
CHS Electronics, Inc.* ..........................        184,000      3,289,000

COMPUTER SOFTWARE/SERVICES -13.0%
America OnLine,Inc.* ............................         60,600      6,423,600
American Management
   Systems, Inc.* ...............................        230,000      6,885,625
Computer Sciences Corporation ...................         58,000      3,712,000
Electronic Processing, Inc.* ....................         90,000      1,080,000
Electronics For Imaging, Inc.* ..................         95,000      2,006,875
Network Associates, Inc.* .......................         91,500      4,380,563
Rational Software Corporation* ..................        420,000      6,405,000
                                                                    -----------
                                                                     30,893,663
CONTAINERS & PACKAGING - 2.8%
Bemis Company, Inc. .............................         60,400      2,468,850
Crown Cork & Seal Company, Inc. .................         87,500      4,156,250
                                                                    -----------
                                                                      6,625,100

ELECTRICAL EQUIPMENT - 2.5%
Honeywell, Inc. ................................          32,000      2,674,000
Maxwell Technologies, Inc.* ....................         135,900      3,159,675
                                                                    -----------
 ................................................                      5,833,675
ELECTRONICS - INSTRUMENTATION - 3.1%
EG & G, Inc. ...................................         120,000      3,600,000
The Perkin-Elmer Corporation ...................          36,000      2,238,750
Sawtek, Inc.* ..................................         110,000      1,622,500
                                                                    -----------
 ................................................                      7,461,250

ENTERTAINMENT - 1.1%
Metromedia International Group, Inc.* ..........         220,000      2,626,250

FOODS - 4.6%
Chiquita Brands International, Inc. ............         350,000      4,921,875
Dean Foods Company .............................          80,000      4,395,000
Dole Food Company, Inc. ........................          33,200      1,649,625
                                                                    -----------
                                                                     10,966,500

-------------------------------------------------------------------------------

                           39 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES J(EMERGING GROWTH)(CONTINUED)


                                                     NUMBER         MARKET
COMMON STOCKS(CONTINUED)                            OF SHARES       VALUE
--------------------------------------------------------------------------------
GAMING & LOTTERY - 0.9%
Circus Circus Enterprises, Inc.* .............       125,400    $ 2,123,962

HEALTH CARE - LONG TERM CARE - 2.5%
Integrated Health Services, Inc. .............       159,000      5,962,500

HEALTH CARE - SPECIALIZED SERVICES - 0.9%
Quintiles Transnational Corporation* .........        43,800      2,154,413

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.1%
Leggett & Platt, Inc. ........................       102,600      2,565,000

HOUSEHOLD PRODUCTS - 0.6%
Dial Corporation .............................        50,000      1,296,875

INSURANCE - LIFE/HEALTH - 2.7%
AFLAC, Inc. ..................................       210,000      6,365,625

INVESTMENT BANK/BROKERAGE - 1.6%
Franklin Resources, Inc. .....................        70,000      3,780,000

LEISURE TIME PRODUCTS - 1.7%
Hasbro, Inc. .................................       104,000      4,088,500

MANUFACTURING - SPECIALIZED - 1.5%
Ionics, Inc.* ................................        56,000      2,065,000
Sealed Air Corporation* ......................        39,700      1,458,975
                                                                -----------
                                                                  3,523,975

MEDICAL PRODUCTS & SUPPLIES - 5.3%
ATL Ultrasound, Inc.* ........................        81,000      3,695,625
Dentsply International, Inc. .................        77,000      1,925,000
Depuy, Inc. ..................................       123,000      3,474,750
Sonosight, Inc.* .............................        27,000        197,438
Stryker Corporation ..........................        58,000      2,225,750
Sunrise Medical, Inc.* .......................        75,000      1,125,000
                                                                -----------
                                                                 12,643,563

OFFICE EQUIPMENT & SUPPLIES - 2.0%
Corporate Express, Inc.* .....................       380,000      4,821,250

OIL - INTERNATIONAL - 1.4%
Tesoro Petroleum Corporation* ................       206,000      3,270,250

OIL & GAS EXPLORATION & PRODUCTION - 3.6%
Apache Corporation ...........................       135,000      4,252,500
Forcenergy, Inc.* ............................       107,800      1,920,188
MCN Energy Group, Inc. .......................        93,000      2,313,375
                                                                -----------
                                                                  8,486,063
PHARMACEUTICALS - 8.7%
Dura Pharmaceuticals, Inc.* ..................        95,400      2,134,575
Mylan Laboratories, Inc. .....................       450,000     13,528,125
R.P. Scherer Corporation* ....................        26,000      2,304,250
Teva Pharmaceutical
   Industries, Ltd. ADR ......................        75,000      2,639,062
                                                                -----------
                                                                 20,606,012
PUBLISHING - NEWSPAPER - 2.1%
E.W. Scripps Company (Cl.A) ..................        91,000      4,987,937

--------------------------------------------------------------------------------


                                                             PRINCIPAL
                                                             AMOUNT OR
                                                               NUMBER        MARKET
COMMON STOCKS(CONTINUED)                                     OF SHARES       VALUE
--------------------------------------------------------------------------------------
RESTAURANTS - 1.0%
The Cheesecake Factory* ..............................        106,500   $  2,409,563

RETAIL - APPAREL - 0.7%
Stage Stores, Inc.* ..................................         34,000      1,538,500

RETAIL - DEPARTMENT STORES - 1.1%
Family Dollar Stores, Inc. ...........................         62,000      1,147,000
Saks Holdings, Inc.* .................................         55,000      1,519,375
                                                                        ------------
                                                                           2,666,375
RETAIL - FOOD CHAINS - 0.5%
American Stores Company ..............................         49,000      1,185,188

RETAIL - GENERAL MERCHANDISE - 3.2%
Consolidated Stores Corporation* .....................         95,000      3,443,750
Dollar Tree Stores, Inc.* ............................        101,250      4,113,281
                                                                        ------------
                                                                           7,557,031
RETAIL - SPECIALTY - 1.4%
Keystone Automotive Industries, Inc.* ................         20,000        462,500
Payless ShoeSource, Inc.* ............................         39,000      2,873,812
                                                                        ------------
                                                                           3,336,312
SERVICES - ADVERTISING/MARKETING - 3.3%
Acxiom Corporation* ..................................        145,000      3,615,937
Omnicom Group, Inc. ..................................         85,000      4,239,375
                                                                        ------------
                                                                           7,855,312

SERVICES - COMMERCIAL & CONSUMER - 1.5%
Angelica Corporation .................................         51,500      1,081,500
Pinkerton's, Inc.* ...................................        116,000      2,407,000
                                                                        ------------
                                                                           3,488,500
SERVICES - COMPUTER SYSTEMS - 0.7%
Sungard Data Systems, Inc.* ..........................         45,000      1,726,875

SERVICES - DATA PROCESSING - 1.5%
Paychex, Inc. ........................................         84,150      3,423,853
                                                                        ------------

   Total common stocks - 96.3% ......................................    228,157,061

   Cash and other assets, less liabilities - 3.7% ...................      8,748,928
                                                                        ------------
   Total net assets - 100.0% ........................................   $236,905,989
                                                                        ============

SERIES K (GLOBAL AGGRESSIVE BOND)

GOVERNMENT OBLIGATIONS
----------------------

ARGENTINA - 5.0%
Republic of Argentina,
   5.50% - 2023(5) ....................................   $  1,000,000   $    743,750

BRAZIL - 2.9%
Government of Brazil C,
   4.50% - 2014(6) ....................................   $    580,105        426,739

------------------------------------------------------------------------------------

                           40 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES K(GLOBAL AGGRESSIVE BOND)(CONTINUED)

                                                         PRINCIPAL
                                                         AMOUNT OR
GOVERNMENT                                                 NUMBER          MARKET
OBLIGATIONS(CONTINUED)                                   OF SHARES         VALUE
-----------------------------------------------------------------------------------
COSTA RICA - 2.7%
Banco Costa Rica, 6.25% - 2010 .................        $    459,015   $    401,638
DOMINICAN REPUBLIC - 4.4%
Central Bank of Dominican Republic,
   6.875% - 2024(7) ............................        $    850,000        654,500
ECUADOR - 2.3%
Republic of Ecuador,
   6.6875% - 2025(7) ...........................        $    500,000        344,185
GREECE - 6.9%
Hellenic Republic,
   11.00% - 2003(4).............................         310,000,000      1,030,413
HUNGARY - 5.5%
Government of Hungary,
   23.00% - 1999(4) ............................         130,000,000        621,716
Government of Hungary,
   21.00% - 1999(4) ............................          40,000,000        192,431
                                                                       ------------
 ................................................                            814,147
MEXICO - 2.8%
United Mexican States,
   6.25% - 2019 ................................        $    500,000        413,750
PHILIPPINES - 3.4%
Central Bank Philippines,
   6.00% - 2008 ................................        $    600,000        504,537
POLAND - 6.4%
Government of Poland,
   12.00% - 2003(4).............................           2,000,000        491,823
Government of Poland,
   16.00% - 1998(4) ............................           1,675,000        471,082
                                                                       ------------
 ................................................                            962,905
SOUTH AFRICA - 4.8%
Electricity Supply Commission,
   11.00% - 2008(4).............................           2,600,000        343,190
Republic of South Africa,
   12.00% - 2005(4).............................           2,500,000        369,957
                                                                       ------------
 ................................................                            713,147
                                                                       ------------

   Total government obligations - 47.1% ........                          7,009,711

CORPORATE BONDS
---------------

ARGENTINA - 1.6%
CIA Radiocomunic Moviles,
   9.25% - 2008 ................................        $    250,000        238,276

CANADA - 6.2%
CHC Helicopter, 11.50% - 2002 ..................        $    500,000        535,000
Roger's Communication, Inc.,
   10.50% - 2006(4).............................             500,000        380,482
                                                                       ------------
                                                                            915,482

--------------------------------------------------------------------------------

                                                      PRINCIPAL
                                                      AMOUNT OR
CORPORATE                                              NUMBER           MARKET
BONDS(CONTINUED)                                      OF SHARES          VALUE
------------------------------------------------------------------------------------
CZECH REPUBLIC - 2.6%
CEZ, a.s., 11.30% - 2005(4) .....................         13,000,000   $    383,799
DENMARK - 11.5%
Nykredit, 7.00% - 2026(4)........................          3,364,000        500,417
Realkredit Danmark, 7.00% - 2026(4)..............          3,367,000        501,842
Unikredit Realkredit, 7.00% - 2026(4)............          4,813,000        716,664
                                                                       ------------
                                                                          1,718,923
MEXICO - 2.0%
Cemex SA, 12.75% - 2006 .........................   $        250,000        294,377

UNITED STATES - 20.7%
Archibald Candy Corporation,
   10.25% - 2004(4)..............................            500,000        531,250
BA Mortgage Securities 1997-2 B4,
   7.25% - 2027 .................................   $        496,747        363,712
Chiquita Brands International, Inc.,
   10.25% - 2006 ................................   $        250,000        271,250
Citicorp Mortgage Securities, Inc.,
   7.25% - 2027 .................................   $        406,488        300,928
Clark Materials Handling,
   10.75% - 2006 ................................   $        500,000        540,000
Countrywide Home Loans,
   7.50% - 2027 .................................   $        627,690        589,481
PNC Mortgage Securities
   Corporation, 6.625% - 2028 ...................   $        415,276        295,624
Residential Asset Securization Trust,
   7.50% - 2011 .................................   $        225,830        184,123
                                                                       ------------
                                                                          3,076,368
                                                                       ------------
   Total corporate bonds - 44.6% ................                         6,627,225

SHORT-TERM INVESTMENTS
----------------------

TURKEY - 2.2%
Government of Turkey Treasury
   Bill, 0% - 9-2-98(4)..........................    100,000,000,000        331,604
UNITED STATES - 4.0%
U.S. Treasury Bill,
   0% - 11-12-98 ................................   $        400,000        392,492
U.S. Treasury Bill,
   0% - 11-27-98 ................................   $        200,000        195,844

                                                                       ------------
                                                                            588,336
                                                                       ------------
   Total short-term investments - 6.2% ..............................       919,940
                                                                       ------------
   Total investments - 97.9% ........................................    14,556,876
   Cash and other assets, less liabilities - 2.1% ...................       319,535
                                                                       ------------
   Total net assets - 100.0% ........................................  $ 14,876,411
                                                                       ============

-------------------------------------------------------------------------------------

                           41 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M)(SPECIALIZED ASSET ALLOCATION)

                                            PRINCIPAL     MARKET
CORPORATE BONDS                              AMOUNT       VALUE
--------------------------------------------------------------------------------
BANKING - 5.7%
Abbey National Place, 6.69% - 2005 .....   $  175,000   $  179,156
ABN Amro Bank, 7.55% - 2006 ............      100,000      108,375
Citicorp, 7.125% - 2003 ................    1,000,000    1,041,250
Bank of New York, Inc.,
   6.50% - 2003 ........................      185,000      187,775
Star Bank Cincinnati,
   6.375% - 2004 .......................    1,000,000    1,013,750
Washington Mutual Capital,
   8.375% - 2027(1).....................      175,000      196,219
                                                        ----------
                                                         2,726,525
BROKERAGE - 1.0%
Merrill Lynch & Company, Inc.,
   8.00% - 2007 ........................      225,000      250,594
SI Financing, 9.50% - 2026(1)...........        7,420      199,876
                                                        ----------
                                                           450,470
CONSUMER CYCLICAL - 2.0%
Lowe's Companies, Inc.,
   6.70% - 2007 ........................      125,000      128,750
MGM Grand, Inc., 6.95% - 2005 ..........      100,000       99,375
Mirage Resorts, Inc., 6.625% - 2005 ....      100,000       99,250
News American Holdings,
   8.625% - 2003 .......................      200,000      218,000
Rite Aid Corporation, 6.70% - 2001 .....      400,000      408,000
                                                        ----------
                                                           953,375
CONSUMER NONCYCLICAL - 0.7%
Archer-Daniels-Midland Company,
   8.875% - 2011 .......................      175,000      214,156
Cargill, Inc., 6.15% - 2008 ............      100,000       99,625
                                                        ----------
                                                           313,781
ENERGY - 0.2%
Occidental Petroleum Corporation,
   6.24% - 2000 ........................      110,000      110,413

INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007 ......      200,000      208,250

NATURAL GAS - 0.3%
MCN Investment Corporation,
   6.32% - 2003 ........................      125,000      124,844

REAL ESTATE INVESTMENT TRUST - 0.3%
EOP Operating LP, 6.625% - 2005 ........      150,000      150,562

TECHNOLOGY - 0.3%
Dell Computer Corporation,
   6.55% - 2008 ........................      150,000      151,875

TELECOMMUNICATIONS - 0.8%
GTE Corporation, 6.46% - 2008 ..........      200,000      201,000
SBC Communications Capital
   Corporation, 6.625% - 2007 ..........      175,000      180,906
                                                        ----------
                                                           381,906

--------------------------------------------------------------------------------


                                          PRINCIPAL
                                          AMOUNT OR
                                            NUMBER     MARKET
CORPORATE BONDS(CONTINUED)                OF SHARES    VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - 3.5%
Airborn Freight Corporation,
   7.35% - 2005 ........................  $  500,000  $  519,375
Hertz Corporation, 7.00% - 2004 ........   1,100,000   1,137,125
                                                      ----------
                                                       1,656,500
                                                      ----------
   Total corporate bonds - 15.2% ...................   7,228,501

COMMON STOCKS
-------------

ALUMINUM - 1.1%
Alcan Aluminum, Ltd. ...................       4,300     118,787
Alumax, Inc. ...........................       3,800     176,225
Aluminum Company of America ............       1,800     118,688
Reynolds Metals Company ................       2,100     117,469
                                                      ----------
                                                         531,169
BIOTECHNOLOGY - 1.4%
Amgen, Inc.* ...........................       2,800     183,050
Centocor, Inc.* ........................       3,300     119,625
Chiron Corporation* ....................       7,400     116,087
Genome Therapeutics Corporation* .......      16,800      75,600
Genzyme Corporation* ...................       2,600      66,463
Intercardia, Inc.* .....................       3,100      31,000
Millennium Pharmaceutical, Inc.* .......       3,400      48,025
NeXstar Pharmaceuticals, Inc.* .........       5,100      50,841
                                                      ----------
                                                         690,691
COMMUNICATION EQUIPMENT - 2.6%
ADC Telecommunications, Inc.* ..........       7,100     259,372
Allen Telecom, Inc.* ...................       6,600      76,725
Andrew Corporation* ....................       4,200      75,862
Lucent Technologies, Inc. ..............       2,800     232,925
Motorola, Inc. .........................       2,500     131,406
Northern Telecom, Ltd. .................       2,800     158,900
QUALCOMM, Inc.* ........................       2,300     129,231
Tellabs, Inc.* .........................       2,500     179,063
                                                      ----------
                                                       1,243,484
COMPUTERS - NETWORKING - 2.3%
Bay Networks, Inc.* ....................       9,400     303,150
Cabletron Systems, Inc.* ...............       9,800     131,688
Cisco Systems, Inc.* ...................       4,950     455,709
3Com Corporation* ......................       6,600     202,537
                                                      ----------
                                                       1,093,084
COMPUTERS - PERIPHERALS - 2.6%
EMC Corporation* .......................       6,000     268,875
Iomega Corporation* ....................      12,600      74,025
Lexmark International Group, Inc.* .....       4,900     298,900
Quantum Corporation* ...................       7,000     145,250
Read-Rite Corporation* .................       4,200      38,063
Seagate Technology, Inc.* ..............       5,400     128,587
Storage Technology Corporation* ........       6,600     286,275
                                                      ----------
                                                       1,239,975

--------------------------------------------------------------------------------

                           42 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M (SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                             NUMBER     MARKET
COMMON STOCKS (CONTINUED)                   OF SHARES   VALUE
--------------------------------------------------------------------------------
CONSUMER FINANCE - 1.7%
Capital One Financial Corporation ....        1,200   $  149,025
Contifinancial Corporation* ..........        4,200       97,125
Greentree Financial Corporation ......        5,800      248,312
Household International, Inc. ........        3,300      164,175
MBNA Corporation .....................        4,500      148,500
                                                      ----------
                                                         807,137
ENTERTAINMENT - 1.7%
Time Warner, Inc. ....................        4,000      341,750
Viacom, Inc.* ........................        6,000      351,000
The Walt Disney Company ..............        1,200      126,075
                                                      ----------
                                                         818,825
EQUIPMENT - SEMICONDUCTORS - 1.1%
Applied Materials, Inc.* .............        4,800      141,600
KLA-Tencor Corporation* ..............        4,100      113,519
Novellus Systems, Inc.* ..............        4,500      160,594
Teradyne, Inc.* ......................        4,000      107,000
                                                      ----------
                                                         522,713
FOOTWEAR - 1.3%
Nike, Inc. ...........................        3,600      175,275
Nine West Group, Inc.* ...............        5,400      144,788
Reebok International, Ltd.* ..........        5,700      157,819
Wolverine World Wide, Inc. ...........        5,900      127,956
                                                      ----------
                                                         605,838
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* .....        8,900      150,744
Harrah's Entertainment, Inc.* ........       13,300      309,225
International Game Technology ........       14,400      349,200
Mirage Resorts, Inc.* ................       10,900      232,306
                                                      ----------
                                                       1,041,475
GOLD - 3.9%
Barrick Gold Corporation .............       16,400      314,675
Battle Mountain Gold Company .........       55,600      330,125
Hecla Mining Company* ................       24,500      130,156
Homestake Mining Company .............       33,700      349,638
Newmont Mining Corporation ...........       12,300      290,587
Placer Dome, Inc. ....................       25,700      301,975
Stillwater Mining Company* ...........        4,900      132,913
                                                      ----------
                                                       1,850,069
LEISURE TIME PRODUCTS - 0.5%
Brunswick Corporation ................        6,400      158,400
Callaway Golf Company ................        5,300      104,344
                                                      ----------
                                                         262,744
LONG-TERM HEALTH CARE - 2.0%
Beverly Enterprises, Inc.* ...........        6,900       95,306
Genesis Health Ventures, Inc.* .......        6,400      160,000
HEALTHSOUTH Corporation* .............        9,675      258,202

--------------------------------------------------------------------------------



                                             NUMBER      MARKET
COMMON STOCKS (CONTINUED)                   OF SHARES    VALUE
--------------------------------------------------------------------------------
LONG-TERM HEALTH CARE (CONTINUED)
Health Care and Retirements
   Corporation* ......................        3,100   $  122,256
Integrated Health Services, Inc. .....        4,300      161,250
Mariner Health Group, Inc.* ..........        9,000      149,625
                                                      ----------
                                                         946,639
MANAGED HEALTH CARE - 1.6%
Express Scripts, Inc.* ...............        3,100      249,938
First Health Group Corporation* ......        6,200      176,700
Oxford Health Plans* .................        2,100       32,156
Pacificare Health Systems,Inc.* ......        1,600      141,400
United Healthcare Corporation ........        2,600      165,100
                                                      ----------
                                                         765,294
RESTAURANTS - 2.0%
Applebees International, Inc. ........        3,000       67,125
Brinker International, Inc.* .........        6,000      115,500
CKE Restaurants, Inc. ................        3,025      124,781
Cracker Barrel Old Country
   Store, Inc. .......................        5,000      158,750
McDonald's Corporation ...............        2,500      172,500
Outback Steakhouse, Inc.* ............        2,600      101,400
Ryan's Family Steak House, Inc.* .....       10,000      102,500
Wendy's International, Inc. ..........        5,000      117,500
                                                      ----------
                                                         960,056
RETAIL - SPECIALTY - 1.6%
AutoZone, Inc.* ......................        3,500      111,781
Claire's Stores, Inc. ................        4,100       84,050
OfficeMax, Inc.* .....................        7,200      118,800
The Pep Boys - Manny, Moe & Jack .....        3,800       71,963
Staples, Inc.* .......................        5,400      156,262
Toys "R" Us, Inc.* ...................        2,900       68,331
Viking Office Products, Inc.* ........        4,300      134,913
                                                      ----------
                                                         746,100
TELECOMMUNICATIONS - 1.0%
Ameritech Corporation ................        2,000       89,750
Bell Atlantic Corporation ............        2,008       91,615
Bellsouth Corporation ................        1,500      100,687
GTE Corporation ......................        1,600       89,000
SBC Communication, Inc. ..............        2,220       88,800
                                                      ----------
                                                         459,852
TRUCKING - 1.3%
Rollins Truck Leasing Corporation ....       14,250      179,016
Ryder System, Inc. ...................        4,000      126,250
USFreightways Corporation ............        4,800      157,650
Werner Enterprises, Inc. .............        8,250      157,265
                                                      ----------
                                                         620,181
                                                      ----------
   Total common stocks - 31.9% ....................   15,205,326

--------------------------------------------------------------------------------

                           43 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M(SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                              PRINCIPAL
                                              AMOUNT OF
                                               NUMBER        MARKET
U.S. GOVERNMENT AGENCIES                      OF SHARES      VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGES - 0.8%
   6.00% - 2006 ..........................   $   55,069   $   54,862
   7.00% - 2020 ..........................   $  250,000      251,085
   7.00% - 2021 ..........................   $   88,716       89,121
                                                          ----------
                                                             395,068
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION - 2.0%
   7.17% - 2007 ..........................   $  500,000      510,320
   6.50% - 2018 ..........................   $  140,000      139,423
   6.95% - 2020 ..........................   $  170,000      171,877
   7.50% - 2020 ..........................   $  147,823      150,695
                                                          ----------
                                                             972,315
U.S. TREASURY BONDS - 2.1%
   6.00% - 2026 ..........................   $  950,000      988,741

U.S. TREASURY NOTES - 0.3%
   6.875% - 1999 .........................   $   50,000       50,755
   6.50% - 2006 ..........................   $  100,000      106,100
                                                          ----------
                                                             156,855
                                                          ----------
   Total U.S. government & government
     agencies - 5.2% ..................................    2,512,979

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. .........        4,600      115,000
Avalon Bay Communities, Inc. .............        3,073      116,013
CBL & Associates Properties, Inc. ........        4,600      111,550
Duke Realty Investment, Inc. .............        5,700      135,019
Equity Residential Properties, Inc. ......        2,300      109,106
Federal Realty Investment Trust ..........        4,350      104,672
General Growth Property, Inc. ............        3,550      132,681
Glimcher Realty Trust ....................        5,550      107,878
Health Care Property Investors, Inc. .....        3,200      115,400
Kimco Realty Corporation .................        3,600      147,600
Merry Land & Investment Company ..........        5,200      109,525
New Plan Realty Trust ....................        5,100      124,950
Post Properties, Inc. ....................        2,850      109,725
Public Storage, Inc. .....................        3,800      106,400
Security Capital Pacific Trust ...........        5,100      114,750
Simon Debartolo Group, Inc. ..............        3,700      120,250
Spieker Properties, Inc. .................        3,200      124,000
United Dominion Realty Trust , Inc. ......        7,700      106,838
Washington Real Estate Investment
   Trust .................................        6,400      111,200
Weingarten Realty Investors ..............        2,700      112,894
                                                          ----------
Total real estate investment trusts - 4.9% ............    2,335,451

--------------------------------------------------------------------------------



                                               NUMBER      MARKET
FOREIGN STOCKS                                OF SHARES     VALUE
--------------------------------------------------------------------------------
BELGIUM - 5.7%
Bekaert SA ..............................           50   $   41,521
Cementbedrijven Cimenteries .............          600       67,240
Delhaize - Le Lion ......................        1,550      108,304
Electrabel ..............................        1,400      396,936
Fortis AG ...............................          850      217,012
Gevaert NV ..............................          900       59,500
Groupe Bruxelles Lambert ................          700      141,279
KBC Bancassurance Holding ...............        5,500      492,206
Petrofina SA ............................          850      348,932
Royale Belgium ..........................          650      247,178
Solvay SA ...............................        3,100      245,767
Tractebel Investment International ......        2,100      307,579
Union Miniere ...........................          500       30,906
                                                         ----------
                                                          2,704,360
DENMARK - 5.9%
A/S Dampskibssellskabet Svendborg .......           20      244,292
A/S Forsikringsselskabet Codan ..........          514       71,005
Aktieselskabet Potagua ..................        1,605       44,343
Bang & Olufsen Holding A/S ..............          927       66,724
BG Bank A/S .............................        1,515       93,832
Carlsberg A/S ...........................        2,240      162,861
Cheminova Holding A/S ...................        2,433       52,074
Danisco A/S .............................        2,768      185,955
Danske Traelast .........................          616       58,581
Den Danske Bank .........................        2,779      333,382
D/S Norden A/S ..........................          398       37,618
Finansierings Instituttet for
   Industri og Handvaerk A/S ............        2,146       54,609
Finansieringsselskabet Gefion A/S .......        2,728       50,776
FLS Industries A/S ......................        2,409       61,302
ISS International Service System A/S ....        1,682       97,833
J. Lauritzen Holdings A/S ...............        1,007       99,133
Jyske Bank A/S ..........................          692       81,628
Korn-OG Foderstof Kompangniet A/S .......        1,736       40,943
Novo Nordisk A/S ........................        2,989      412,035
Radiometer A/S ..........................        1,067       42,629
Ratin A/S ...............................          996      210,728
Sophus Berendsen A/S ....................          996       41,277
Sydbank A/S .............................        1,224       68,168
Tele Danmark A/S ........................        1,073      102,978
Topdanmark A/S ..........................          345       57,225
Tryg-Baltica Forsikring A/S .............        1,449       39,401
                                                         ----------
                                                          2,811,332

GERMANY - 10.7%
Allianz AG ..............................        2,140      705,416
BASF AG .................................        7,919      375,104
Bayer AG ................................        5,365      276,716
Bayerische Motoren Werke
   (BMW) AG .............................          300      302,654
Bayerische Motoren Werke
   (BMW) AG- Bonus ......................           60       59,666

--------------------------------------------------------------------------------

                           44 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES M(SPECIALIZED ASSET ALLOCATION)(CONTINUED)

                                              NUMBER      MARKET
FOREIGN STOCKS(CONTINUED)                    OF SHARES    VALUE
--------------------------------------------------------------------------------
GERMANY (CONTINUED)
Bayerische Motoren Werke
   (BMW) AG- Rights ...................          360   $   10,311
Continental AG ........................        1,198       37,300
Daimler-Benz AG .......................        2,850      279,468
Daimler-Benz AG-Rights ................        2,850        3,158
Degussa AG ............................          860       52,933
Deutsche Bank AG ......................        5,108      432,545
Deutsche Telekom AG ...................       18,700      504,528
Dresdner Bank AG ......................        4,589      247,369
Friedrich Grohe AG- Vorzugsak .........           43       14,651
Heidelberger Zement AG ................          518       49,073
Hochtief AG ...........................        1,070       51,276
Linde AG ..............................           86       60,270
Merck KGAA ............................        1,113       49,760
Muenchener Rueckversicherungs-
   Gesellschaft AG ....................          430      213,209
Preussag AG ...........................          428      152,702
SAP AG ................................          728      441,632
Siemens AG ............................        7,662      466,079
Veba AG ...............................        4,766      324,768
                                                       ----------
                                                        5,110,588
JAPAN - 11.7%
All Nippon Airways Company, Ltd.* .....       16,000       52,686
Asahi Glass Company, Ltd. .............       16,000       86,465
Bank of Tokyo-Mitsubishi, Ltd. ........       16,000      169,355
Bank of Yokohama, Ltd. ................        9,000       22,048
Bridgestone Corporation ...............        4,000       94,535
Canon, Inc. ...........................        4,000       90,788
Chubu Electric Power Company, Inc. ....        4,800       71,593
Daiei, Inc. ...........................        8,000       18,734
Dai Nippon Printing Company, Ltd. .....        5,000       79,800
East Japan Railway Company ............           10       46,979
Fanuc, Ltd. ...........................          900       31,127
Fuji Bank, Ltd. .......................       15,000       66,902
Fuji Photo Film Company ...............        2,000       69,604
Fujitsu, Ltd. .........................        9,000       94,679
Hitachi, Ltd. .........................       17,000      110,855
Honda Motor Company, Ltd. .............        5,000      177,973
Industrial Bank of Japan, Ltd. ........       13,000       81,493
Ito-Yokado Company, Ltd. ..............        1,000       47,051
Japan Airlines Company, Ltd.* .........       16,000       44,500
Kansai Electric Power Company .........        5,000       86,825
Kawasaki Heavy Industries .............       16,000       32,280
Kawasaki Steel Corporation ............       49,000       88,266
Kinki Nippon Railway Company, Ltd. ....       20,000       93,670
Kirin Brewery Company, Ltd. ...........       10,000       94,391
Komatsu, Ltd. .........................        8,000       38,851
Kyocera Corporation ...................        2,000       97,705
Marubeni Corporation ..................       24,000       47,901
Marui Company, Ltd. ...................        3,000       44,745
Matsushita Electric Industrial
   Company, Ltd. ......................       12,000      192,816

--------------------------------------------------------------------------------




                                                            PRINCIPAL
                                                            AMOUNT OR
                                                             NUMBER        MARKET
FOREIGN STOCKS(CONTINUED)                                   OF SHARES      VALUE
----------------------------------------------------------------------------------
JAPAN (CONTINUED)
Mitsubishi Corporation ...............................        21,000   $   130,129
Mitsubishi Estate Company, Ltd. ......................         8,000        70,325
Mitsubishi Heavy Industrial, Ltd. ....................        26,000        98,166
Mitsubishi Motors Corporation ........................        17,000        40,790
Mitsui Fudosan Company, Ltd. .........................         9,000        71,074
NEC Corporation ......................................        10,000        93,166
Nippondenso Company, Ltd. ............................         5,000        82,862
Nippon Oil Company, Ltd. .............................        16,000        51,648
Nippon Steel Corporation .............................        47,000        82,631
Nippon Telegraph &
   Telephone Corporation .............................            30       248,586
Nissan Motor Company, Ltd. ...........................        16,000        50,380
Normura Securities Company,Ltd .......................        12,000       139,640
Sankyo Company, Ltd. .................................         3,000        68,307
Secom Company, Ltd. ..................................         1,000        57,715
Seibu Railway, Ltd. ..................................         4,000       121,627
Sekisui House, Ltd. ..................................        18,000       139,424
Seven-Eleven Japan Company, Ltd. .....................         2,000       119,033
Sharp Corporation ....................................         8,000        64,791
Shin-Etsu Chemical Company ...........................         5,000        86,465
Sony Corporation .....................................         1,600       137,767
Sumitomo Bank, Ltd. ..................................        20,000       194,546
Sumitomo Chemical Company ............................        23,000        70,930
Taisho Pharmaceutical Company, Ltd. ..................         3,000        55,986
Takeda Chemical Industries ...........................         4,000       106,352
Tokai Bank, Ltd. .....................................         9,000        49,544
Tokio Marine & Fire Insurance Company ................        10,000       102,749
Tokyo Electric Power Company .........................        14,500       284,181
Tokyu Corporation ....................................        25,000        75,837
Toshiba Corporation ..................................        17,000        69,453
Toyoda Automatic Loom Works, Ltd. ....................         3,000        52,960
Toyota Motor Corporation .............................        10,000       258,674
                                                                       -----------
                                                                         5,550,355
                                                                       -----------
   Total foreign stocks - 34.0% ....................................    16,176,635

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 2.1%
Vista Federal Money
   Market Fund .......................................   $ 1,013,000     1,013,000

FEDERAL NATIONAL MORTGAGE ASSOCIATION
   DISCOUNT NOTES - 6.3%
   5.38% - 7-2-98 ....................................   $ 2,000,000     1,999,701
   5.43% - 7-15-98 ...................................   $ 1,000,000       997,888
                                                                       -----------
                                                                         2,997,589

   Total temporary cash investments - 8.4% .........................     4,010,589
                                                                       -----------
   Total investments - 99.6% .......................................    47,469,481
   Cash and other assets, less liabilities - 0.4% ..................       169,404
                                                                       -----------
   Total net assets - 100% .........................................   $47,638,885
                                                                       ===========

----------------------------------------------------------------------------------

                           45 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)

                                           PRINCIPAL    MARKET
CORPORATE BONDS                             AMOUNT      VALUE
--------------------------------------------------------------------------------
AUTOMOTIVE - 0.2%
Federal-Mogul Corporation,
   7.75% - 2006 ........................   $100,000   $101,125

BANKING - 1.1%
Bankers Trust - NY, 7.25% - 2003 .......    100,000    103,875
Banque Paribas - NY, 6.875% - 2009 .....    500,000    511,250
                                                      --------
                                                       615,125

BUILDING MATERIALS - 0.4%
ABC Supply Company (Series B)
   10.625% - 2007 ......................     50,000     51,688
Associated Materials, Inc.,
    9.25% - 2008 .......................     50,000     51,375
Synthetic Industries, 9.25% - 2007 .....     50,000     51,625
Werner Holdings Company, Inc.,
   10.00% - 2007 .......................     50,000     52,250
                                                      --------
                                                       206,938
CAPITAL GOODS - OTHER - 0.2%
International Wire Group,
   11.75% - 2005 .......................    100,000    110,000

CHEMICALS - 0.2%
Agricultural Minerals & Chemicals,
   10.75% - 2003 .......................     50,000     53,063
Furon Company, 8.125% - 2008 ...........     50,000     49,937
                                                      --------
                                                       103,000
CONSTRUCTION MATERIALS - 0.1%
Columbus McKinnon Corporation,
   8.50% - 2008 ........................     50,000     49,250

CONSUMER CYCLICAL - OTHER - 0.9%
EOP Operating, 6.75% - 2008 ............    500,000    505,000

CONSUMER NONCYCLICAL - OTHER - 0.2%
APCOA, Inc., 9.25% - 2008 ..............     50,000     49,875
Coinmach Corporation, (Series B),
   11.75% - 2005 .......................     50,000     55,750
                                                      --------
                                                       105,625
CONSUMER PRODUCTS - 0.8%
American Safety Razor Company,
   9.875% - 2005 .......................    100,000    107,625
Chattem, Inc., 12.75% - 2004 ...........     50,000     56,375
Doane Products Company,
   10.625% - 2006 ......................     50,000     53,875
Holmes Products Corporation,
   9.875% - 2007 .......................     50,000     51,625
Purina Mills, Inc., 9.00% - 2010 .......     75,000     77,063
Revlon Consumer Products Company,
   10.50% - 2003 .......................     50,000     50,125
Windy Hill Pet Food Company,
   9.75% - 2007 ........................     50,000     52,875
                                                      --------
                                                       449,563

--------------------------------------------------------------------------------



                                           PRINCIPAL    MARKET
CORPORATE BONDS (CONTINUED)                 AMOUNT      VALUE
--------------------------------------------------------------------------------
DEFENSE - 0.2%
Raytheon Company, 6.50% - 2005 .........   $100,000   $101,375

ENTERTAINMENT - 0.9%
AMC Entertainment, Inc.,
   9.50% - 2009 ........................     50,000     51,187
Bally Total Fitness Holding,
   9.875% - 2007 .......................    100,000    103,000
Empress Entertainment,
   8.125% - 2006 .......................    100,000    100,250
Six Flags Entertainment,
   8.875% - 2006 .......................     50,000     51,000
Six Flags Theme Parks,
   12.25% - 2005 .......................     75,000     84,469
Time Warner Entertainment,
   7.25% - 2008 ........................    100,000    106,750
                                                      --------
                                                       496,656
ENVIRONMENTAL - 0.1%
Allied Waste North America,
   10.25% - 2006 .......................     50,000     55,062

FINANCE - 1.4%
Intertek Finance PLC, 10.25% - 2006          50,000     53,000
Lehman Brothers, Inc., 7.25% - 2003         350,000    363,563
Ocwen Capital Trust,
   10.875% - 2027 ......................    100,000    109,000
Penske Truck Leasing, 6.65% - 2000          100,000    101,625
Salomon, Inc., 6.75% - 2003 ............    100,000    101,375
                                                      --------
                                                       728,563
FOOD - 0.5%
Archibald Candy Corporation,
   10.25% - 2004 .......................     50,000     53,125
Aurora Foods, Inc., 9.875% - 2007 ......     50,000     52,625
B&G Foods, Inc., 9.625% - 2007 .........     25,000     25,375
McDonald's Corporation,
   6.625% - 2005 .......................     50,000     51,875
Price/Costco, Inc., 7.125% - 2005 ......    100,000    106,000
                                                      --------
                                                       289,000
GAMING - 0.4%
Grand Casinos, 10.125% - 2003 ..........     50,000     54,563
Horseshoe Gaming LLC,
   9.375% - 2007 .......................    100,000    105,500
Rio Hotel & Casino, Inc.,
   10.625% - 2005 ......................     30,000     32,625
Rio Hotel & Casino, Inc.,
   9.50% - 2007 ........................     25,000     26,375
                                                      --------
                                                       219,063

HEALTHCARE - 0.1%
Owens & Minor, Inc.,
   10.875% - 2006 ......................     25,000     27,250
Quest Diagnostic, Inc.,
   10.75% - 2006 .......................     25,000     27,875
                                                      --------
                                                        55,125

--------------------------------------------------------------------------------

                           46 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                        PRINCIPAL  MARKET
CORPORATE BONDS(CONTINUED)               AMOUNT    VALUE
--------------------------------------------------------------------------------
INSURANCE - 0.2%
New York Life Insurance,
   7.50% - 2023 .....................   $100,000   $101,250

LODGING - 0.4%
Courtyard by Marriott,
   10.75% - 2008 ....................    100,000    110,125
Host Marriott Travel Plaza,
   9.50% - 2005 .....................    100,000    106,000
                                                   --------
                                                    216,125
MEDIA - CABLE - 0.7%
Comcast Cable Communications,
   8.125% - 2004 ....................    100,000    108,375
Frontiervision, 11.00% - 2006 .......     50,000     55,375
Fundy Cable, Ltd., 11.00% - 2005 ....     50,000     54,875
Marcus Cable Operating Company,
   0.00% - 2004 .....................     50,000     48,625
Northland Cable Television,
   10.25% - 2007 ....................    100,000    106,750
                                                   --------
                                                    374,000
MEDIA - NONCABLE - 0.4%
American Radio Systems,
   9.00% - 2006 .....................     50,000     53,125
Chancellor Media Corporation
   8.125% - 2007 ....................    100,000    101,375
Mediacom LLC, 8.50% - 2008 ..........     25,000     24,937
Sun Media Corporation,
   9.50% - 2007 .....................     32,000     33,920
                                                   --------
                                                    213,357
METALS - 0.3%
AEI Holdings, 10.00% - 2007 .........     50,000     49,375
Freeport McMoran Resources,
   7.00% - 2008 .....................     50,000     51,000
Maxxam Group, Inc.,
   11.25% - 2003 ....................     50,000     52,875
                                                   --------
                                                    153,250
OIL FIELD SERVICES - 0.1%
Pride Petroleum Services, Inc.,
   9.375% - 2007 ....................     50,000     52,687


OTHER 0.1%
Herff Jones, Inc., (Series B),
   11.00% - 2005 ....................     50,000     55,063
Paragon Corporate Holdings,
   9.625% - 2008 ....................     25,000     22,937
                                                   --------
                                                     78,000

--------------------------------------------------------------------------------


                                         PRINCIPAL     MARKET
CORPORATE BONDS(CONTINUED)                AMOUNT       VALUE
--------------------------------------------------------------------------------
PACKAGING - 0.4%
Bway Corporation, (Series B)
   10.25% - 2007 .....................   $   50,000   $   54,250
Container Corporation of America,
   10.75% - 2002 .....................      100,000      110,000
Plastic Containers, Inc.,
   10.00% - 2006 .....................       25,000       26,875
U.S. Can Corporation,
   10.125% - 2006 ....................       50,000       52,813
                                                      ----------
                                                         243,938
RETAILERS - 0.5%
Eye Care Center of America,
   9.125% - 2008 .....................       50,000       49,375
Finlay Fine Jewelry Corporation,
   8.375% - 2008 .....................      100,000      100,250
Safelite Glass Corporation,
   9.875% - 2006 .....................       49,693       52,550
Specialty Retailers, 8.50% - 2005 ....       50,000       51,500
                                                      ----------
                                                         253,675
SERVICES - 0.1%
Dyncorp, Inc., 9.50% - 2007 ..........       50,000       51,375

TECHNOLOGY - 0.4%
Celestica International,
   10.50% - 2006 .....................       50,000       55,125
Communications & Power Industry,
   12.00% - 2005 .....................      100,000      111,375
Fairchild Semiconductor,
   10.125% - 2007 ....................       50,000       51,500
                                                      ----------
                                                         218,000
TELECOMMUNICATIONS - 1.9%
Flag, Ltd., 8.25% - 2008 .............       25,000       25,219
Intermedia Communications
   (Series B), 8.50% - 2008 ..........       50,000       50,000
Lucent Technologies, Inc.,
   6.90% - 2001 ......................      100,000      102,750
Nextel Communications,
   0.00% - 2007 ......................       75,000       48,844
Price Communications,
   9.125% - 2006 .....................      100,000       99,750
Qwest Communications
   International, 0.00% - 2007 .......       50,000       37,562
Sprint Spectrum LP, 11.00% - 2006 ....      100,000      115,000
Worldcom, Inc., 7.75% - 2007 .........      500,000      541,875
                                                      ----------
                                                       1,021,000
TEXTILES - 0.2%
Dan River, Inc., 10.125% - 2003 ......       50,000       53,375
Westpoint Stevens, Inc.,
   7.875% - 2008 .....................       50,000       49,875
                                                      ----------
                                                         103,250

--------------------------------------------------------------------------------

                           47 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                      PRINCIPAL
                                      AMOUNT OR
                                        NUMBER       MARKET
CORPORATE BONDS (CONTINUED)           OF SHARES      VALUE
--------------------------------------------------------------------------------
TRANSPORTATION - OTHER - 0.2%
Sea Containers, Ltd.,
   12.50% - 2004 ..................   $   30,000   $   33,862
Stena AB, 10.50% - 2005 ...........   $   50,000       54,500
                                                   ----------
                                                       88,362
UTILITY - ELECTRIC - 1.6%
Energy Louisiana, Inc.,
   6.50% - 2008 ...................   $  500,000      502,500
Midwest Power System,
   7.125% - 2003 ..................   $  140,000      146,125
Niagra Mohawk Power,
   0.00% - 2010 ...................   $  200,000      138,750
Southern California Edison,
   6.50% - 2001 ...................   $   50,000       50,687
                                                   ----------
                                                      838,062
UTILITY - NATURAL GAS - 0.2%
Energy Corporation of America,
   9.50% - 2007 ...................   $  100,000       98,500
                                                   ----------

Total corporate bonds - 15.4% ..................    8,295,301

COMMON STOCKS
-------------

AEROSPACE/DEFENSE - 0.4%
Boeing Company ....................        2,814      125,399
Lockheed Martin Corporation .......          600       63,525
Northrop Grumman Corporation ......          300       30,937
                                                   ----------
                                                      219,861
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels Midland Company ....        2,401       46,519

AIRLINES - 0.3%
AMR Corporation* ..................          800       66,600
Delta Air Lines, Inc. .............          400       51,700
KLM Royal Dutch Air Lines
   NV ADR .........................          800       32,750
Southwest Airlines ................          700       20,738
                                                   ----------
                                                      171,788
ALUMINUM - 0.1%
Aluminum Company of America .......          800       52,750

AMERICAN GOLD - 0.1%
Barrick Gold Corporation ..........        1,600       30,700
Placer Dome, Inc. .................        1,500       17,625
                                                   ----------
                                                       48,325
AUTO PARTS & EQUIPMENT - 0.2%
Eaton Corporation .................          400       31,100
Genuine Parts Company .............        1,150       39,747
TRW, Inc. .........................          700       38,237
                                                   ----------
                                                      109,084

--------------------------------------------------------------------------------


                                            NUMBER         MARKET
COMMON STOCKS (CONTINUED)                  OF SHARES       VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
Chrysler Corporation ..............        1,700        $   95,838
Echlin, Inc. ......................          800            39,250
Ford Motor Company ................        3,700           218,300
General Motors Corporation ........        2,300           153,669
Honda Motor Company, Ltd. ADR .....          700            50,006
                                                        ----------
                                                           557,063
BANKS - MAJOR REGIONAL - 4.0%
BB&T Corporation ..................          500            33,812
Banc One Corporation ..............        1,760            98,230
Banco Frances Del Rio De
   La Plata ADR ...................          805            18,465
Bank of New York Company, Inc. ....          900            54,619
BankBoston Corporation ............          800            44,500
BankAmerica Corporation ...........        2,300           198,806
Bankers Trust Corporation .........          200            23,212
Citicorp ..........................        1,300           194,025
Comerica, Inc. ....................          650            43,062
Fifth Third Bancorp ...............        1,125            70,875
First Chicago NBD Corporation .....        1,000            88,625
First Union Corporation ...........        3,058           178,129
Fleet Financial Group, Inc. .......        1,100            91,850
Huntington Bancshares, Inc. .......          700            23,450
KeyCorp ...........................        1,800            64,125
Mellon Bank Corporation ...........          900            62,663
Mercantile Bancorporation .........          400            20,150
J.P. Morgan & Company, Inc. .......          600            70,275
National City Corporation .........          900            63,900
Nationsbank Corporation ...........        2,300           175,950
Northern Trust Corporation ........          600            45,750
Norwest Corporation ...............        2,700           100,913
PNCBank Corporation ...............        1,115            60,001
State Street Boston ...............          600            41,700
Suntrust Banks, Inc. ..............          900            73,181
U.S. Bancorp ......................        2,331           100,233
Wells Fargo & Company .............          300           110,700
                                                        ----------
                                                         2,151,201
BANKS - MONEY CENTER - 0.4%
Chase Manhattan Corporation .......        2,424           183,012
Summit Bancorp ....................          500            23,750
                                                        ----------
                                                           206,762
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. ....        1,200            56,625
Diageo PLC ADR ....................          777            37,442
LVMH Moet Hennessy Lou ADR ........        1,000            39,500
Seagram Company, Ltd. .............        1,000            40,937
                                                        ----------
                                                           174,504
BEVERAGES - SOFT DRINK - 1.5%
Coca-Cola Company .................        7,000           598,500
Pepsico, Inc. .....................        4,700           193,581
                                                        ----------
                                                           792,081

--------------------------------------------------------------------------------

                           48 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                                 NUMBER       MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES     VALUE
-----------------------------------------------------------------------------
BIOTECHNOLOGY - 0.1%
Amgen, Inc.* ................................       1,000  $   65,375

BROADCAST MEDIA - 0.5%
Clear Channel Communications, Inc.* .........         600      65,475
Comcast Corporation (Cl. A) .................       1,100      44,653
MediaOne Group, Inc.* .......................       1,800      79,088
Viacom, Inc. (Cl. B)* .......................       1,400      81,550
                                                           ----------
                                                              270,766
BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc. ............         300      20,212
Masco Corporation ...........................         700      42,350
                                                           ----------
                                                               62,562
CHEMICALS - BASIC - 1.1%
Air Products and Chemicals, Inc. ............       1,000      40,000
Akzo Nobel NV ADR ...........................       1,300     144,138
Dow Chemical Company ........................         800      77,350
(E.I.) du Pont de Nemours & Company .........       3,500     261,188
FMC Corporation* ............................         300      20,456
Great Lakes Chemical Company ................         700      27,606
Morton International, Inc. ..................         900      22,500
Solutia, Inc. ...............................         680      19,507
                                                           ----------
                                                              612,745
CHEMICALS - DIVERSIFIED - 0.2%
Monsanto Company ............................       2,200     122,925

CHEMICALS - SPECIALTY - 0.3%
Minnesota Mining & Manufacturing
   Company ..................................       1,300     106,844
Rohm & Haas Company .........................         400      41,575
                                                           ----------
                                                              148,419
COMMUNICATIONS EQUIPMENT - 1.1%
Lucent Technologies .........................       3,672     305,465
Motorola, Inc. ..............................       1,800      94,613
Oy Nokia AB Corporation ADR .................         600      43,537
Northern Telecom, Ltd. ......................       1,800     102,150
Tellabs, Inc.* ..............................         700      50,137
                                                           ----------
                                                              595,902
COMPUTER HARDWARE - 1.6%
Compaq Computer Company .....................       5,256     149,139
Dell Computer Corporation* ..................       2,400     222,750
Hewlett-Packard Company .....................       2,600     155,675
International Business Machines
   Corporation ..............................       2,600     298,513
Sun Microsystems, Inc.* .....................       1,400      60,812
                                                           ----------
                                                              886,889

-----------------------------------------------------------------------------

                                                  NUMBER      MARKET
COMMON STOCKS)(CONTINUED)                        OF SHARES    VALUE
-----------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 2.1%
Adobe Systems, Inc. .........................         700  $   29,706
Ceridian Corporation* .......................         600      35,250
Computer Associates International,
   Inc ......................................       1,700      94,456
HBO & Company ...............................       1,400      49,350
Microsoft Corporation* ......................       7,200     780,300
Novell, Inc.* ...............................       3,000      38,250
Oracle Corporation* .........................       2,850      70,003
Parametric Technology Company* ..............       1,200      32,550
                                                           ----------
 .............................................               1,129,865
COMPUTERS - NETWORKING - 0.6%
Bay Networks, Inc.* .........................       1,200      38,700
Cisco Systems, Inc.* ........................       2,800     257,775
3COM Corporation* ...........................       1,000      30,688
                                                           ----------
 .............................................                 327,163
COMPUTERS - PERIPHERALS - 0.2%
EMC Corporation* ............................       1,500      67,219
Seagate Technology* .........................       1,100      26,194
                                                           ----------
 .............................................                  93,413
CONSUMER FINANCE - 0.3%
Greentree Financial Corporation .............         600      25,688
Household International, Inc. ...............       1,500      74,625
MBNA Corporation ............................       1,500      49,500
                                                           ----------
 .............................................                 149,813
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc. .........................         500      20,437
Owens-Illinois, Inc.* .......................         900      40,275
                                                           ----------
 .............................................                  60,712
DISTRIBUTION - FOOD & HEALTH - 0.1%
Cardinal Health, Inc. .......................         500      46,875
Sysco Corporation ...........................       1,000      25,625
                                                           ----------
 .............................................                  72,500
ELECTRIC COMPANIES - 1.2%
American Electric Power
   Company, Inc. ............................         500      22,687
Baltimore Gas & Electric Company ............         800      24,850
Consolidated Edison, Inc. ...................         700      32,244
Dominion Resources, Inc. ....................       1,100      44,825
Duke Energy Corporation .....................       1,300      77,025
Edison International ........................       1,700      50,256
Empresa Nacional Electricidad
   Chile S.A. ADR ...........................         500       7,125
Empresa Nacional De Electricidad
   S.A. ADR .................................       2,400      51,900
Entergy Corporation .........................       1,100      31,625
FPL Group, Inc. .............................         900      56,700
FirstEnergy Corporation .....................         800      24,600
Niagra Mohawk Power Corporation* ............       2,400      35,850
-----------------------------------------------------------------------------

                           49 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N(MANAGED ASSET ALLOCATION)(CONTINUED)


                                              NUMBER       MARKET
COMMON STOCKS (CONTINUED)                    OF SHARES     VALUE
--------------------------------------------------------------------------------
ELECTRIC COMPANIES (CONTINUED)
P G & E Corporation .....................        1,600   $   50,500
Southern Company ........................        2,300       63,681
Texas Utilities Company .................        1,300       54,113
Unicom Corporation ......................        1,100       38,569
                                                         ----------
                                                            666,550
ELECTRICAL EQUIPMENT - 1.9%
Emerson Electric Company ................        1,500       90,469
General Electric Company ................        9,200      837,200
Honeywell, Inc. .........................          700       58,494
Rockwell International Corporation ......          900       43,256
                                                         ----------
                                                          1,029,419
ELECTRONIC EQUIPMENT - 0.3%
Hitachi, Ltd. ADR .......................          300       19,350
Philips Electronics NV ADR ..............        2,000      170,000
                                                         ----------
                                                            189,350
ELECTRONICS - DEFENSE - 0.1%
Raytheon Company (Cl. A) ................          421       24,260
Raytheon Company (Cl. B) ................          500       29,563
                                                         ----------
                                                             53,823
ELECTRONICS - SEMI-CONDUCTORS - 0.9%
Altera Corporation* .....................          600       17,738
Analog Devices, Inc.* ...................          667       16,383
Intel Corporation .......................        4,600      340,975
Texas Instruments, Inc. .................        1,300       75,806
Xilinx, Inc.* ...........................          400       13,600
                                                         ----------
                                                            464,502
ENTERTAINMENT - 0.7%
The Walt Disney Company .................        1,914      201,090
Time Warner, Inc. .......................        1,900      162,331
                                                         ----------
                                                            363,421
EQUIPMENT - SEMICONDUCTORS - 0.1%
Applied Materials, Inc.* ................        1,300       38,350

FINANCIAL - DIVERSE - 2.3%
American Express Company ................        1,400      159,600
American General Corporation ............          800       56,950
Associates First Capital Corporation ....          864       66,420
Banco Bilbao Viz ADR ....................        3,000      153,000
Fannie Mae ..............................        2,700      164,025
Federal Home Loan Mortgage
   Corporation ..........................        2,600      122,363
H & R Block, Inc. .......................          500       21,062
Merrill Lynch & Company, Inc. ...........        1,100      101,475
Morgan Stanley, Dean Witter
   and Company ..........................        1,630      148,941
SunAmerica, Inc. ........................          800       45,950
Travelers Group, Inc. ...................        3,347      202,912
                                                         ----------
                                                          1,242,698

--------------------------------------------------------------------------------

                                                NUMBER       MARKET
COMMON STOCKS)(CONTINUED)                      OF SHARES     VALUE
--------------------------------------------------------------------------------
FOODS - 1.2%
BestFoods ..............................         1,000   $   58,062
Conagra, Inc. ..........................         1,900       60,206
Earthgrains Company ....................            64        3,576
General Mills ..........................           700       47,862
Heinz (H.J.) Company ...................         1,100       61,738
Hershey Foods Corporation ..............           400       27,600
Kellogg Company ........................         1,500       56,344
Ralston - Ralston Purina Group .........           400       46,725
Sara Lee Corporation ...................         1,700       95,094
Unilever NY ADR ........................         2,000      157,875
William Wrigley, Jr. Company ...........           400       39,200
                                                         ----------
                                                            654,282
FOOTWEAR - 0.1%
Nike, Inc. (Cl. B) .....................           800       38,950

GAMING & LOTTERY - 0.1%
Mirage Resorts, Inc.* ..................         1,400       29,837

HARDWARE & TOOLS - 0.1%
Black & Decker Corporation .............           500       30,500

HEALTH CARE - DIVERSE - 1.8%
Abbott Laboratories ....................         4,200      171,675
American Home Products Corporation .....         3,600      186,300
Bristol-Myers Squibb Company ...........         2,800      321,825
Johnson & Johnson ......................         3,700      272,875
                                                         ----------
                                                            952,675
HEALTH CARE - LONG TERM CARE - 0.1%
HEALTHSOUTH Corporation* ...............         1,400       37,362

HEALTH CARE - MANAGED CARE - 0.1%
United Healthcare Corporation ..........           700       44,450

HEALTH CARE - PHARMACEUTICALS - 3.0%
Glaxo Wellcome Plc ADR .................           900       53,831
Eli Lilly & Company ....................         2,900      191,581
Merck & Company, Inc. ..................         3,500      468,125
Pfizer, Inc. ...........................         3,900      423,881
Pharmacia & Upjohn, Inc. ...............         1,900       87,638
Schering-Plough Corporation ............         2,400      219,900
Warner Lambert Company .................         2,200      152,625
                                                         ----------
                                                          1,597,581
HOMEBUILDING - 0.1%
PPG Industries, Inc. ...................           700       48,694

HOSPITAL MANAGEMENT - 0.1%
Columbia/HCA Healthcare
   Corporation .........................         2,400       69,900

HOUSEHOLD PRODUCTS - 1.2%
Clorox Company .........................           600       57,225
Colgate-Palmolive Company ..............         1,100       96,800
Fort James Corporation .................           900       40,050
Kimberly-Clark Corporation .............         1,900       87,162
Procter & Gamble Company, The ..........         3,900      355,144
                                                         ----------
                                                            636,381

--------------------------------------------------------------------------------

                           50 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)

                                                 NUMBER     MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES   VALUE
--------------------------------------------------------------------------------
INSURANCE - BROKERS - 0.1%
Conseco, Inc. ...............................       600   $ 28,050
MGIC Investment Corporation .................       300     17,119
Marsh & McLennan Companies, Inc. ............       600     36,262
                                                          --------
                                                            81,431
INSURANCE - LIFE/HEALTH - 0.2%
Aetna, Inc. .................................       544     41,412
Torchmark Corporation .......................       600     27,450
Unum Corporation ............................       800     44,400
                                                          --------
                                                           113,262
INSURANCE - MULTILINE - 1.0%
American International Group, Inc. ..........     1,900    277,400
Cigna Corporation ...........................       900     62,100
General Re Corporation ......................       300     76,050
Hartford Financial Services Group, Inc. .....       400     45,750
Lincoln National Corporation ................       500     45,688
Loews Corporation ...........................       400     34,850
                                                          --------
                                                           541,838
INSURANCE - PROPERTY - 0.5%
Allstate Corporation ........................     1,200    109,875
Chubb Corporation ...........................       800     64,300
Progressive Corporation .....................       400     56,400
Selective Insurance Group ...................       800     17,925
                                                          --------
                                                           248,500
INVESTMENT BANK/BROKERAGE - 0.1%
Franklin Resources, Inc. ....................       700     37,800
Schwab (Charles) Corporation ................     1,150     37,375
                                                          --------
                                                            75,175
IRON & STEEL - 0.0%
Nucor Corporation ...........................       500     23,000

LEISURE TIME PrODUCTS - 0.1%
Brunswick Corporation .......................       900     22,275
Mattel, Inc. ................................       600     25,387
                                                          --------
                                                            47,662
LODGING - HOTELS - 0.1%
Marriott International, Inc. (Cl.A) .........     1,000     32,375

MACHINERY - DIVERSE - 0.3%
Caterpillar, Inc. ...........................     1,300     68,738
Deere & Company .............................       800     42,300
Dover Corporation ...........................       900     30,825
Ingersoll-Rand Company ......................       500     22,031
                                                          --------
                                                           163,894
MANUFACTURING - DIVERSIFIED - 0.8%
AlliedSignal, Inc. ..........................     2,000     88,750
Corning, Inc. ...............................     1,000     34,750
Illinois Tool Works, Inc. ...................       800     53,350
Textron, Inc. ...............................       600     43,013
Tyco International, Ltd. ....................     1,900    119,700
United Technologies Corporation .............       900     83,250
                                                          --------
                                                           422,813

--------------------------------------------------------------------------------



                                                 NUMBER     MARKET
COMMON STOCKS (CONTINUED)                       OF SHARES   VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.4%
CBS Corporation .............................     2,000 $   63,500
Goodyear Tire & Rubber Company ..............       500     32,219
Pall Corporation ............................     1,300     26,650
Sealed Air Corporation* .....................       300     11,025
Thermo Electron Corporation* ................     1,200     41,025
Tomkins Plc ADR .............................     2,000     45,750
                                                        ----------
                                                           220,169
MEDICAL PRODUCTS & SUPPLIES - 0.6%
Baxter International, Inc. ..................     1,000     53,812
Becton, Dickinson & Company .................       700     54,338
Boston Scientific Corporation* ..............       800     57,300
Guidant Corporation .........................       800     57,050
Medtronic, Inc. .............................     1,600    102,000
                                                        ----------
                                                           324,500
MISCELLANEOUS BUSINESS SERVICES - 0.1%
Equifax, Inc. ...............................       800     29,050

NATURAL GAS - 0.1%
Sonat, Inc. .................................       800     30,900
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Ikon Office Solutions, Inc. .................     1,100     16,019
Pitney-Bowes, Inc. ..........................     1,200     57,750
                                                        ----------
                                                            73,769
OIL - DOMESTIC - 0.1%
Atlantic-Richfield Company ..................       600     46,875
Unocal Corporation ..........................       700     25,025
                                                        ----------
                                                            71,900
OIL - INTERNATIONAL - 3.0%
Amoco Corporation ...........................     3,300    137,362
British Petroleum PLC ADR ...................       600     52,950
Chevron Corporation .........................     2,100    174,431
Exxon Corporation ...........................     6,800    484,925
Mobil Corporation ...........................     2,100    160,913
Occidental Petroleum Corporation ............     1,700     45,900
Royal Dutch Petroleum Company
   NY Shares ................................     7,100    389,169
Texaco, Inc. ................................     1,700    101,469
USX Marathon Group ..........................     1,300     44,606
                                                        ----------
                                                         1,591,725
OIL & GAS - DRILLING & EQUIPMENT - 0.5%
B.J. Services Company* ......................     1,400     40,687
Halliburton Company .........................     1,100     49,019
Repsol S.A. ADR .............................       400     22,000
Schlumberger, Ltd. ..........................     1,500    102,469
Union Pacific Resources Group, Inc. .........     1,738     30,524
                                                        ----------
                                                           244,699

--------------------------------------------------------------------------------

                          51 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)


                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES     VALUE
-------------------------------------------------------------------------------
OIL & GAS - EXPLORATION & PRODUCTION - 0.6%
Amerada Hess Corporation .......................       1,000   $ 54,313
Anadarko Petroleum Corporation .................         100      6,719
Apache Corporation .............................         500     15,750
Burlington Resources, Inc. .....................         800     34,450
Enron Corporation ..............................       1,100     59,469
Ente Nazionale Idroncarburi S.p.a. ADR .........         400     26,000
Helmerich & Payne, Inc. ........................         400      8,900
Phillips Petroleum Company .....................         800     38,550
Shell Transport & Trading Company ..............         900     38,137
Total S.A. ADR .................................       1,000     65,375
                                                               --------
                                                                347,663
OIL & GAS - REFINING & MARKETING - 0.1%
The Williams Companies, Inc. ...................       1,600     54,000

PAPER & FOREST PRODUCTS - 0.2%
Georgia-Pacific Corporation
   (GP Group) ..................................         400     23,575
Georgia-Pacific Corporation
   (Timber Group) ..............................         400      9,200
International Paper Company ....................       1,400     60,200
Weyerhaeuser Company ...........................         400     18,475
                                                               --------
                                                                111,450
PERSONAL CARE - 0.5%
Avon Products, Inc. ............................         700     54,250
Gillette Company ...............................       3,000    170,063
International Flavors &
   Fragrances, Inc. ............................         800     34,750
                                                               --------
                                                                259,063
PHOTOGRAPHY/IMAGING - 0.3%
Eastman Kodak Company ..........................         900     65,756
Xerox Corporation ..............................         800     81,300
                                                               --------
                                                                147,056
PUBLISHING - 0.2%
R.R. Donnelley & Sons Company ..................         600     27,450
Dun & Bradstreet Corporation ...................         400     14,450
McGraw-Hill Companies, Inc. ....................         600     48,937
                                                               --------
                                                                 90,837
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc. ..........................       1,000     71,063
Tribune Company ................................         600     41,287
                                                               --------
                                                                112,350
RAILROADS - 0.2%
Burlington Northern Santa Fe
   Corporation .................................         400     39,275
CSX Corporation ................................         800     36,400
Norfolk Southern Corporation ...................       1,100     32,794
Union Pacific Corporation ......................         600     26,475
                                                               --------
                                                                134,944

--------------------------------------------------------------------------------


                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES     VALUE
-------------------------------------------------------------------------------
RESTAURANTS - 0.4%
Brinker International, Inc.* ...................       1,500   $ 28,875
Darden Restaurants, Inc. .......................       1,400     22,225
McDonald's Corporation .........................       1,900    131,100
Tricon Global Restaurants* .....................         740     23,449
                                                               --------
                                                                205,649
RETAIL - APPAREL - 0.2%
GAP, Inc. ......................................       1,050     64,706
Nordstrom, Inc. ................................         300     23,175
TJX Companies, Inc. ............................         800     19,300
                                                               --------
                                                                107,181
RETAIL - DEPARTMENT STORES - 0.3%
Federated Department Stores, Inc.* .............         800     43,050
May Department Stores Company ..................       1,100     72,050
J.C. Penney Company, Inc. ......................       1,000     72,313
                                                               --------
                                                                187,413
RETAIL - DRUG STORES - 0.2%
CVS Corporation ................................       1,200     46,725
Rite Aid Corporation ...........................         600     22,537
Walgreen Company ...............................       1,600     66,100
                                                               --------
                                                                135,362
RETAIL - FOOD CHAINS - 0.2%
Albertson's, Inc. ..............................         900     46,631
American Stores Company ........................         600     14,513
Kroger Company* ................................       1,000     42,875
                                                               --------
                                                                104,019
RETAIL - GENERAL MERCHANDISE - 1.1%
Costco Companies, Inc.* ........................       1,000     63,063
Dayton Hudson Corporation ......................       1,400     67,900
Sears Roebuck ..................................       1,200     73,275
Wal-Mart Stores, Inc. ..........................       6,100    370,575
                                                               --------
                                                                574,813

RETAIL - SPECIALTY - 0.6%
   Circuit City Stores -
   Circuit City Group ..........................         700     32,812
Home Depot, Inc. ...............................       2,300    191,044
Payless Shoesource, Inc.* ......................         144     10,611
Tandy Corporation ..............................         600     31,837
Toys "R" Us, Inc.* .............................       1,400     32,988
                                                               --------
                                                                299,292
SAVINGS & LOANS - 0.1%
Golden West Financial ..........................         300     31,894
Washington Mutual, Inc. ........................         900     39,094
                                                               --------
                                                                 70,988
SERVICES - ADVERTISING/MARKETING - 0.1%
Omnicom Group, Inc. ............................         700     34,912

--------------------------------------------------------------------------------

                           52 See accompanying notes.

STATEMENTS OF NET ASSETS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                    NUMBER        MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES      VALUE
-------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 0.3%
Cendant Corporation* ........................         2,591     $   54,087
Cognizant Corporation .......................           800         50,400
Service Corporation International ...........         1,300         55,738
Sodexho Marriott Services ...................            75          2,175
                                                                ----------
                                                                   162,400
SERVICES - DATA PROCESSING - 0.2%
Automatic Data Processing ...................         1,100         80,163
First Data Corporation ......................         1,300         43,306
                                                                ----------
                                                                   123,469
TELECOMMUNICATION - CELLULAR - 0.2%
Sprint Corporation ..........................         1,500        105,750

TELECOMMUNICATION - LONG DISTANCE - 0.5%
AT&T Corporation ............................         4,600        262,775

TELECOMMUNICATIONS - 3.1%
Airtouch Communications, Inc.* ..............         1,500         87,656
Alltel Corporation ..........................           800         37,200
Ameritech Corporation .......................         2,800        125,650
Bell Atlantic Corporation ...................         4,274        195,001
BellSouth Corporation .......................         2,900        194,663
British Telecom Plc ADR .....................           400         49,400
Ericsson (L.M.) Telecom Company
   ADR (Cl. B) ..............................         2,400         68,700
GTE Corporation .............................         2,800        155,750
Hong Kong Telecommunications, Ltd. ..........           800         15,100
MCI Communications Corporation ..............         2,200        127,875
SBC Communications, Inc. ....................         5,654        226,160
Telecom Braxileiras S.A. ADR ................           700         76,431
Telecom New Zealand ADR .....................           400         13,100
Telefonica De Espana ADR ....................           400         55,625
Vodafone Group Plc ADR ......................           500         63,031
Worldcom, Inc. ..............................         3,400        164,688
                                                                ----------
                                                                 1,656,030
TELEPHONE - 0.3%
Cia De Telecomunicaciones De
   Chile S.A. ADR ...........................           425          8,633
Telefonos De Mexico ADR .....................         1,800         86,512
US WEST, Inc. ...............................         1,449         68,110
                                                                ----------
                                                                   163,255
TEXTILES - APPAREL - 0.2%
Benetton Group S.p.a. ADR ...................         2,080         86,580
Springs Industries, Inc. (Cl. A) ............           300         13,837
                                                                ----------
                                                                   100,417
TOBACCO - 0.6%
Fortune Brands, Inc. ........................           900         34,594
Gallaher Group PLC ADR ......................           500         10,937
Philip Morris Companies, Inc. ...............         6,800        267,750
                                                                ----------
                                                                   313,281

--------------------------------------------------------------------------------


                                                        PRINCIPAL
                                                        AMOUNT OR
U.S. GOVERNMENT &                                         NUMBER       MARKET
GOVERNMENT AGENCY SECURITIES                            OF SHARES      VALUE
--------------------------------------------------------------------------------
WASTE MANAGEMENT - 0.1%
Browning-Ferris Industries ........................           374   $    12,996
Waste Management, Inc. ............................         1,396        48,860
                                                                    -----------
                                                                         61,856
                                                                    -----------
Total common stocks - 51.3% .....................................    27,580,599

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------

U.S. GOVERNMENT AGENCIES - 6.4%
Federal Home Loan Banks,
   5.55% - 7-1-98 .................................   $   693,000       693,000
Federal Home Loan Mortgage
   Corporation, 5.97% - 2001 ......................   $   600,000       600,090
Government National Mortgage Association,
   #67365, 11.50% - 2013 ..........................   $    28,661        32,187
   #353937, 6.00% - 2023 ..........................   $   298,194       292,737
   #410777, 7.00% - 2025 ..........................   $   115,269       117,094
   #780057, 7.50% - 2025 ..........................   $    68,983        71,070
   #2102, 8.00% - 2025 ............................   $    38,119        39,290
   #412429, 8.50% - 2025 ..........................   $    44,661        46,895
   #410891, 7.00% - 2026 ..........................   $   244,855       248,707
   #426384, 7.00% - 2026 ..........................   $   333,667       338,946
   #424476, 7.50% - 2026 ..........................   $   389,782       400,469
   #432891, 7.50% - 2026 ..........................   $    83,423        85,679
   #402684, 8.00% - 2026 ..........................   $   172,315       178,361
   #427029, 8.50% - 2026 ..........................   $   178,309       187,763
   #435589, 8.50% - 2026 ..........................   $    95,903       100,991
                                                                    -----------
                                                                      2,140,189
U.S. GOVERNMENT SECURITIES - 17.8%
U.S. Treasury Bonds,
   6.875% - 2025 ..................................   $    35,000        40,511
   6.75% - 2026 ...................................   $ 1,740,000     1,990,612
   6.625% - 2027 ..................................   $   550,000       620,989
                                                                    -----------
                                                                      2,652,112
U.S. Treasury Notes,
   6.00% - 1999 ...................................   $   175,000       175,835
   6.375% - 1999 ..................................   $   300,000       302,100
   5.625% - 2000 ..................................   $    75,000        75,138
   6.25% - 2000 ...................................   $   475,000       481,104
   5.625% - 2001 ..................................   $   700,000       702,233
   6.25% - 2002 ...................................   $   380,000       389,276
   5.50% - 2003 ...................................   $ 1,000,000       999,300
   5.875% - 2005 ..................................   $    75,000        76,359
   6.50% - 2005 ...................................   $   100,000       105,530
   5.625% - 2006 ..................................   $   100,000       100,330
   6.50% - 2006 ...................................   $   175,000       185,675
   6.25% - 2007 ...................................   $ 1,000,000     1,046,750
   6.125% - 2007 ..................................   $   900,000       936,018
   5.625% - 2008 ..................................   $ 1,300,000     1,317,251
                                                                    -----------
                                                                      6,892,899
                                                                    -----------
   Total U.S. government & government
     agency securities - 24.2% ..................................    12,978,290

--------------------------------------------------------------------------------

                           53 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                  PRINCIPAL
                                                  AMOUNT OR
                                                   NUMBER        MARKET
MISCELLANEOUS ASSETS                              OF SHARES      VALUE
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 0.4%
Advanta Home Equity Loan Trust
   (Cl. A2), 5.95% - 2009 ....................    $   180,159  $   177,198
Airplanes Pass-Through Trust
   (Cl. D), 10.875% - 2019 ...................    $    50,000       56,477
                                                               -----------
                                                                   233,675
REAL ESTATE INVESTMENT TRUSTS - 0.0%
Starwood Hotels & Resorts ....................            367       17,731
                                                               -----------
   Total miscellaneous assets - 0.4% ........................      251,406

FOREIGN CORPORATE BONDS
-----------------------

JAPAN - 0.5%
European Investment Bank,
   3.00% - 2006(4)............................      7,000,000       56,238
European Investment Bank,
   4.625% - 2003(4) ..........................     17,000,000      142,397
Interamerican Development Bank,
   6.00% - 2001(4) ...........................      5,000,000       42,106
KFW International Finance,
   6.00% - 1999(4) ...........................      3,000,000       23,264
                                                               -----------
   Total foreign bonds - 0.5% ...............................      264,005

FOREIGN GOVERNMENT ISSUES
-------------------------

CANADA - 0.2%
Government Bond,
   8.50% - 2002 ..............................         60,000       45,130
   6.50% - 2004 ..............................         60,000       43,170
                                                               -----------
                                                                    88,300
FRANCE - 0.2%
O.A.T. Government Bond,
   8.50% - 2002(4) ...........................        430,000       83,048
   5.50% - 2007(4) ...........................        214,000       37,250
                                                               -----------
                                                                   120,298
GERMANY - 0.4%
Bundersrepub Deutschland,
   8.375% - 2001(4) ..........................        130,000       80,102
   7.375% - 2005(4) ..........................        125,000       79,798
Deutschland Republic Government
   Bond, 6.00% - 20074 .......................         62,000       37,381
                                                               -----------
                                                                   197,281
UNITED KINGDOM - 0.1%
Treasury Bond, 8.00% - 2003 ..................         29,000       51,728
Treasury Bond, 7.50% - 2006 ..................         12,000       22,005
                                                               -----------
                                                                    73,733
                                                               -----------
   Total foreign government issues - 0.9% ...................      479,612

--------------------------------------------------------------------------------





                                          NUMBER     MARKET
FOREIGN STOCKS                           OF SHARES   VALUE
-------------------------------------------------------------------------------
AUSTRALIA - 0.0%
Rio Tinto, Ltd. ......................      1,000  $ 11,890

BELGIUM - 0.2%
Electrabel ...........................         50    14,176
KBC Bancassurance Holdings ...........      1,000    89,492
                                                   --------
                                                    103,668
DENMARK - 0.1%
Danisco A/S ..........................      1,000    67,180

FRANCE - 0.6%
Axa ..................................        500    56,235
Eridania Beghin-Say S.A ..............        200    44,161
L'Air Liquide ........................        236    39,075
Pinault-Printemps-Redoute S.A ........        100    83,691
Societe Generale De Paris ............        308    64,035
Societe Technip ......................        400    48,892
                                                   --------
                                                    336,089
GERMANY - 0.7%
Altana AG ............................        300    22,853
Bank of Berlin .......................      2,000    41,883
Bayer AG .............................      2,000   103,156
Ckag Colonia Konzern AG ..............        300    37,146
Deutsche Bank AG .....................        500    42,340
M.A.N. AG ............................        200    77,782
Siemens AG ...........................        400    24,332
Veba AG ..............................        600    40,886
                                                   --------
                                                    390,378
HONG KONG - 0.2%
Cheung Kong Holdings .................      5,000    24,585
Hong Kong Electric Holdings, Ltd. ....      9,000    27,876
Hutchinson Whampoa, Ltd. .............     14,000    73,898
                                                   --------
                                                    126,359
ITALY - 0.2%
Banco Commerciale Italiane ...........     13,000    77,742
Telecom Italia S.p.a .................      5,555    40,892
                                                   --------
                                                    118,634
JAPAN - 0.7%
Bridgestone Corporation ..............      3,000    70,901
Canon, Inc. ..........................      1,000    22,697
Dai Nippon Printing, Ltd. ............      2,000    31,920
Kao Corporation ......................      4,000    61,678
Kuraray Company, Ltd. ................      3,000    25,485
Marui Company, Ltd. ..................      2,000    29,830
Mitsubishi Electric Corporation ......      4,000     9,194
Mitsubishi Heavy Industries, Ltd. ....      4,000    15,103
Ricoh Corporation, Ltd. ..............      4,000    42,108
Sharp Corporation ....................      2,000    16,198
Takeda Chemical Industries ...........      2,000    53,176
                                                   --------
                                                    378,290

-------------------------------------------------------------------------------

                           54 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)

                                                            PRINCIPAL
                                                            AMOUNT OR
                                                              NUMBER     MARKET
FOREIGN STOCKS (CONTINUED)                                  OF SHARES     VALUE
----------------------------------------------------------------------------------
MALAYSIA - 0.0%
Malayan Cement Berhad ................................        12,500   $     4,069
Sime Darby Berhad ....................................         8,000         5,517
                                                                       -----------
                                                                             9,586
NETHERLANDS - 0.3%
CSM NV ...............................................           600        28,817
Ing Groep NV .........................................         1,500        98,219
Oce NV ...............................................         1,200        51,086
                                                                       -----------
                                                                           178,122
NEW ZEALAND - 0.1%
Lion Nathan, Ltd. ....................................        10,000        22,217

SINGAPORE - 0.0%
Cycle & Carriage, Ltd. ...............................         3,000         7,316

SOUTH AFRICA - 0.1%
Anglo American Platinum ..............................         2,000        21,901

SWEDEN - 0.1%
Astra AB -B ..........................................         3,200        63,800

SWITZERLAND - 0.7%
ABB AG-Bearer ........................................            20        29,536
Nestle S.A ...........................................            20        42,800
Novartis AG ..........................................            26        43,264
Sig Schweizland ......................................           120        97,705
UBS-Bearer (Union Bank of
   Switzerland) ......................................           400       148,733
                                                                       -----------
                                                                           362,038
UNITED KINGDOM - 0.9%
Abbey National PLC ...................................         3,600        64,150
BAA PLC ..............................................         2,300        24,887
Barclays PLC .........................................         3,000        86,645
Blue Circle Industries PLC ...........................         3,845        21,620
GKN PLC ..............................................         4,000        50,656
HSBC Holdings PLC ....................................         3,000        76,134
Lonrho PLC ...........................................         5,500        25,878
Lonrho Africa PLC* ...................................         3,700         4,537
Tesco PLC ............................................        10,000        97,524
                                                                       -----------
                                                                           452,031
                                                                       -----------
   Total foreign stocks - 4.9% .....................................     2,649,499

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 1.9%
Vista Treasury International Money
   Market Fund .......................................   $   991,815       991,815
                                                                       -----------

   Total investments - 99.5% .......................................    53,490,527
   Cash and other assets, less liabilities - 0.5% ..................       244,855
                                                                       -----------
   Total net assets - 100.0% .......................................   $53,735,382
                                                                       ===========

----------------------------------------------------------------------------------


SERIES O (EQUITY INCOME)

                                                               NUMBER       MARKET
COMMON STOCKS                                                 OF SHARES     VALUE
------------------------------------------------------------------------------------
ALUMINUM - 0.5%
Reynolds Metals Company ................................        15,600   $   872,625

AMERICAN GOLD - 0.5%
Newmont Mining Corporation .............................        38,800       916,650

AUTO PARTS & EQUIPMENT - 1.4%
Genuine Parts Company ..................................        42,100     1,455,081
TRW, Inc. ..............................................        23,000     1,256,375
                                                                         -----------
                                                                           2,711,456
AUTOMOBILES - 0.8%
General Motors Corporation .............................        23,800     1,590,137

BANKS - MAJOR REGIONAL - 8.2%
Banc One Corporation ...................................        29,567     1,650,208
BankBoston Corporation .................................        19,400     1,079,125
Bankers Trust Corporation ..............................        11,700     1,357,932
First Union Corporation ................................        23,280     1,356,060
Fleet Financial Group, Inc. ............................        17,300     1,444,550
Mellon Bank Corporation ................................        49,400     3,439,475
Mercantile Bankshares Corporation ......................        18,100       630,106
J.P. Morgan & Company, Inc. ............................        18,000     2,108,250
National City Corporation ..............................        14,200     1,008,200
PNC Bank Corporation ...................................        14,500       780,281
Wells Fargo & Company ..................................         3,300     1,217,700
                                                                         -----------
                                                                          16,071,887
BANKS - MONEY CENTER - 0.8%
Chase Manhattan Corporation ............................        20,816     1,571,608

BEVERAGES - ALCOHOLIC - 1.7%
Anheuser-Busch Companies, Inc. .........................        42,700     2,014,906
Brown-Forman Corporation (Cl. B) .......................        19,000     1,220,750
                                                                         -----------
                                                                           3,235,656
BIOTECHNOLOGY - 0.3%
Amgen, Inc.* ...........................................         8,800       575,300

BUILDING MATERIALS - 0.4%
Armstrong World Industries, Inc. .......................        12,400       835,450

CHEMICALS - BASIC - 3.5%
Dow Chemical Company ...................................        26,600     2,571,888
(E.I.) du Pont de Nemours & Company.....................        25,600     1,910,400
Great Lakes Chemical Company ...........................        31,300     1,234,394
Olin Corporation .......................................        27,800     1,158,912
                                                                         -----------
                                                                           6,875,594
CHEMICALS - DIVERSIFIED - 0.9%
Hercules, Inc. .........................................        36,800     1,513,400
Octel Corporation* .....................................         7,825       155,522
                                                                         -----------
                                                                           1,668,922

-------------------------------------------------------------------------------------


                           55 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES O (EQUITY INCOME) (CONTINUED)

                                                      NUMBER          MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES         VALUE
-------------------------------------------------------------------------------
CHEMICALS - SPECIALTY - 2.9%
Eastman Chemical Company .....................        7,100      $   441,975
Imperial Chemical Industries
   PLC ADR ...................................       14,600          941,700
Lubrizol Corporation .........................       17,700          535,425
Minnesota Mining & Manufacturing
   Company ...................................       19,700        1,619,094
Nalco Chemical Company .......................       27,300          958,912
Witco Corporation ............................       37,300        1,091,025
                                                                 -----------
 ..............................................                     5,588,131
COMPUTER HARDWARE - 0.4%
Hewlett-Packard Company ......................       14,100          844,237

CONTAINERS & PACKAGING - 0.7%
Union Camp Corporation .......................       27,700        1,374,612

ELECTRIC COMPANIES - 7.0%
Baltimore Gas & Electric Company .............       18,400          571,550
Central & Southwest Corporation ..............       18,200          489,125
DQE, Inc. ....................................       24,600          885,600
Dominion Resources, Inc. .....................       24,400          994,300
Duke Energy Corporation ......................       29,500        1,747,875
Entergy Corporation ..........................       23,200          667,000
FirstEnergy Corporation ......................       44,757        1,376,278
GPU, Inc. ....................................       16,900          639,031
Houston Industries, Inc. .....................       38,900        1,201,037
Peco Energy Corporation ......................       34,500        1,006,969
Pacificorp ...................................       33,800          764,725
Southern Company .............................       51,000        1,412,062
Teco Energy, Inc. ............................       23,600          632,775
Unicom Corporation ...........................       41,000        1,437,563
                                                                 -----------
 ..............................................                    13,825,890
ELECTRICAL EQUIPMENT - 2.6%
Amp, Inc. ....................................       36,100        1,240,938
Cooper Industries, Inc. ......................       17,888          982,722
General Electric Company .....................       22,100        2,011,100
Hubbell, Inc. (Cl. B) ........................       18,400          765,900
                                                                 -----------
 ..............................................                     5,000,660
FINANCIAL - DIVERSE - 3.7%
American General Corporation .................       25,700        1,829,519
Fannie Mae ...................................       28,900        1,755,675
H & R Block, Inc. ............................       28,900        1,217,413
Transamerica Corporation .....................        9,900        1,139,737
Travelers Group, Inc. ........................       22,600        1,370,125
                                                                 -----------
 ..............................................                     7,312,469
FOODS - 3.8%
General Mills, Inc. ..........................       29,200        1,996,550
Heinz (H.J.) Company .........................       22,350        1,254,394
Kellogg Company ..............................       20,500          770,031
McCormick & Company, Inc.
   (Non-Voting) ..............................       44,200        1,578,769
Quaker Oats Company ..........................       26,600        1,461,338
Sara Lee Corporation .........................        7,000          391,562
                                                                 -----------
                                                                   7,452,644

--------------------------------------------------------------------------------


                                                     NUMBER          MARKET
COMMON STOCKS(CONTINUED)                            OF SHARES        VALUE
-------------------------------------------------------------------------------
HEALTH CARE - DIVERSE - 2.4%
Abbott Laboratories ..........................       29,200       $1,193,550
American Home Products Corporation ...........       56,400        2,918,700
Johnson & Johnson ............................        8,000          590,000
                                                                  ----------
                                                                   4,702,250
HEALTH CARE - PHARMACEUTICALS - 1.2%
Pharmacia & Upjohn, Inc. .....................       51,795        2,389,044

HOMEBUILDING - 0.7%
PPG Industries, Inc. .........................       20,700        1,439,944

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.7%
Whirlpool Corporation ........................       20,800        1,430,000

HOUSEHOLD PRODUCTS - 1.2%
Kimberly-Clark Corporation ...................       32,600        1,495,525
Tupperware Corporation .......................       27,900          784,688
                                                                  ----------
                                                                   2,280,213
INSURANCE - BROKERS - 0.3%
Hilb, Rogal & Hamilton Company ...............          700           10,937
Willis Corroon Group PLC ADR .................       49,500          621,844
                                                                  ----------
                                                                     632,781
INSURANCE - MULTILINE - 0.5%
Lincoln National Corporation .................       11,200        1,023,400

INSURANCE - PROPERTY - 2.7%
Exel Limited .................................       16,200        1,260,562
Safeco Corporation ...........................       36,800        1,672,100
St. Paul Companies, Inc. .....................       55,304        2,326,225
                                                                  ----------
                                                                   5,258,887
IRON & STEEL - 0.3%
USX - U.S. Steel Group, Inc. .................       19,300          636,900

LODGING - HOTELS - 0.4%
Hilton Hotels Corporation ....................       26,400          752,400

MACHINERY - DIVERSE - 0.3%
GATX Corporation .............................       15,200          666,900
MANUFACTURING - SPECIALIZED - 0.5%

Pall Corporation .............................       50,900        1,043,450
MANUFACTURING - DIVERSIFIED - 0.5%

AlliedSignal, Inc. ...........................       24,000        1,065,000
MEDICAL PRODUCTS & SUPPLIES - 1.8%
Bausch & Lomb, Inc. ..........................       20,300        1,017,538
Baxter International, Inc. ...................       12,000          645,750
United States Surgical Corporation ...........       42,400        1,934,500
                                                                  ----------
                                                                   3,597,788
METALS & MINING - 0.2%
Inco, Ltd. ...................................       32,000          436,000


MISCELLANEOUS - 0.4%
Phelps Dodge Corporation .....................       14,300          817,781

--------------------------------------------------------------------------------

                           56 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES O (EQUITY INCOME)(CONTINUED)

                                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES     VALUE
--------------------------------------------------------------------------------
OIL - DOMESTIC - 1.6%
Atlantic-Richfield Company .........................        32,900   $ 2,570,313
Unocal Corporation .................................        16,200       579,150
                                                                     -----------
                                                                       3,149,463
OIL - INTERNATIONAL - 8.5%
Amoco Corporation ..................................        63,200     2,630,700
British Petroleum PLC ADR ..........................        14,100     1,244,325
Chevron Corporation ................................        29,400     2,442,038
Exxon Corporation ..................................        39,800     2,838,238
Mobil Corporation ..................................        25,900     1,984,587
Occidental Petroleum Corporation ...................        41,300     1,115,100
Royal Dutch Petroleum
   Company NY Shares ...............................        24,300     1,331,944
Texaco, Inc. .......................................        36,400     2,172,625
USX Marathon Group .................................        26,600       912,712
                                                                     -----------
                                                                      16,672,269
OIL & GAS - EXPLORATION & PRODUCTION - 1.2%
Amerada Hess Corporation ...........................        27,300     1,482,731
Phillips Petroleum Company .........................        16,600       799,913
                                                                     -----------
                                                                       2,282,644
PAPER & FOREST PRODUCTS - 1.3%
Consolidated Papers, Inc. ..........................        33,800       921,050
Georgia-Pacific Corporation
   (GP Group) ......................................         9,700       571,694
Georgia-Pacific Corporation
   (Timber Group) ..................................         7,200       165,600
International Paper Company ........................        22,100       950,300
                                                                     -----------
                                                                       2,608,644
PERSONAL CARE - 0.9%
International Flavors & Fragrances, Inc. ...........        42,600     1,850,437

PHOTOGRAPHY/IMAGING - 1.0%
Eastman Kodak Company ..............................        26,600     1,943,462

PUBLISHING - 3.2%
R.R. Donnelley & Sons Company ......................        32,500     1,486,875
Dow Jones & Company, Inc. ..........................        22,100     1,232,075
Dun & Bradstreet Corporation .......................        31,500     1,137,938
Knight-Ridder, Inc. ................................        29,000     1,596,813
Readers Digest Association, Inc. (Cl. A) ...........        31,500       854,437
                                                                     -----------
                                                                       6,308,138
RAILROADS - 2.6%
Burlington Northern Santa Fe
   Corporation .....................................        10,300     1,011,331
Norfolk Southern Corporation .......................        74,200     2,212,088
Union Pacific Corporation ..........................        43,800     1,932,675
                                                                     -----------
                                                                       5,156,094
REAL ESTATE - 0.2%
Rouse Company ......................................        10,800       339,525

--------------------------------------------------------------------------------


                                                                PRINCIPAL
                                                                AMOUNT OR
                                                                  NUMBER      MARKET
COMMON STOCKS(CONTINUED)                                        OF SHARES     VALUE
---------------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 1.3%
May Department Stores Company ...........................         14,400   $    943,200
J.C. Penney Company, Inc. ...............................         21,200      1,533,025
                                                                           ------------
                                                                              2,476,225
TELECOMMUNICATIONS - LONG DISTANCE - 0.9%
AT&T Corporation ........................................         32,400      1,850,850

TELECOMMUNICATIONS - 6.6%
Alltel Corporation ......................................         59,000      2,743,500
BCE, Inc. ...............................................         27,100      1,156,831
Bell Atlantic Corporation ...............................         36,000      1,642,500
Bellsouth Corporation ...................................         19,300      1,295,512
Frontier Corporation ....................................         30,400        957,600
GTE Corporation .........................................         36,100      2,008,063
SBC Communications, Inc. ................................         52,638      2,105,520
Southern New England
   Telecommunications ...................................         16,800      1,100,400
                                                                           ------------
                                                                             13,009,926
TELEPHONE - 0.5%
US WEST, Inc. ...........................................         19,300        907,100

TEXTILES - APPAREL - 0.1%
Unifi, Inc. .............................................          4,700        160,975

TOBACCO - 3.0%
Fortune Brands, Inc. ....................................         33,000      1,268,437
Philip Morris Companies, Inc. ...........................         58,100      2,287,688
RJR Nabisco Holdings Corporation ........................         38,100        904,875
UST, Inc. ...............................................         54,300      1,466,100
                                                                           ------------
                                                                              5,927,100
TRANSPORTATION - MISCELLANEOUS (BUS/TRUCKING) - 0.2%
Alexander & Baldwin, Inc. ...............................         12,600        366,975

WASTE MANAGEMENT - 1.4%
Browning-Ferris Industries ..............................         34,200      1,188,450
Waste Management, Inc. ..................................         42,100      1,473,500
                                                                           ------------
                                                                              2,661,950
                                                                           ------------
   Total common stocks - 88.7% .........................................    174,168,443

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
U.S. GOVERNMENT SECURITIES - 0.9%
U.S. Treasury Bonds, 6.00% - 2026 .......................   $    400,000        416,312
U.S. Treasury Notes,
   5.875% - 1999 ........................................   $    100,000        100,454
   6.25% - 2000 .........................................   $    100,000        101,285
   6.50% - 2001 .........................................   $    400,000        410,076
   5.75% - 2003 .........................................   $    400,000        404,124
   5.625% - 2006 ........................................   $    200,000        200,660
   7.00% - 2006 .........................................   $    100,000        109,168
                                                                           ------------

Total U.S. government & government
   agency securities - 0.9% ............................. ..............      1,742,079

---------------------------------------------------------------------------------------

                           57 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES O (EQUITY INCOME)(CONTINUED)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER        MARKET
REAL ESTATE INVESTMENT TRUSTS                             OF SHARES       VALUE
-----------------------------------------------------------------------------------
REAL ESTATE - 2.9%
Crescent Real Estate
   Equities Company ..............................          31,100    $   1,045,737
Security Capital Pacific Trust ...................          18,900          425,250
Simon DeBartolo Group, Inc. ......................          49,436        1,606,670
Starwood Hotels & Resorts ........................          44,749        2,161,936
Weingarten Realty Investors ......................          11,500          480,844
                                                                      -------------
   Total real estate investment trusts - 2.9% ....................        5,720,437

FOREIGN STOCKS
--------------

UNITED KINGDOM - 1.0%
Lonrho PLC .......................................          36,300          170,798
Lonrho Africa PLC* ...............................          24,200           29,678
Smith & Nephew PLC ...............................         215,100          537,444
Tomkins PLC ......................................         235,400        1,284,341
                                                                      -------------
   Total foreign stocks - 1.0% ...................................        2,022,261

TEMPORARY CASH INVESTMENTS
--------------------------

MONEY MARKET FUNDS - 0.6%
Vista Treasury Institutional
   Money Market Fund - 0.6% ......................      $1,198,568        1,198,568


COMMERCIAL PAPER
----------------

BEVERAGES - 0.4%
Coca-Cola Company,
   5.50% - 7-8-98 ................................      $  700,000          699,252

FINANCIAL SERVICES - 5.8%
Associates Financial Services,
   5.52% - 7-28-98 ...............................      $4,000,000        3,983,320
IBM Credit Corporation,
   5.50% - 7-8-98 ................................      $7,500,000        7,491,979
                                                                      -------------
                                                                         11,475,299
                                                                      -------------
   Total commercial paper - 6.2% .................................       12,174,551
                                                                      -------------
   Total investments - 100.3% ....................................      197,026,339
   Liabilities, less cash
      and other assets - (0.3%) ..................................         (602,436)
                                                                      -------------
   Total net assets - 100.0% .....................................    $ 196,423,903
                                                                      =============

-----------------------------------------------------------------------------------




SERIES P (HIGH YIELD)

                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER        MARKET
CORPORATE BONDS                                           OF SHARES       VALUE
-----------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 1.6%
Burke Industries, Inc.,
   10.0% - 2007 ..................................      $  125,000    $     126,562
Sequa Industries, Inc.,
   9.375% - 2003 .................................      $   50,000           52,063
                                                                      -------------
                                                                            178,625
AUTOMOTIVE - 3.1%
Breed Technologies, Inc.,
   9.25% - 2008 ..................................      $  175,000          172,813
Federal-Mogul Corporation,
   7.875% - 2010 .................................      $  175,000          175,437
                                                                      -------------
                                                                            348,250
BANKING - 2.8%
Bay View Capital Corporation,
   9.125% - 2007 .................................      $  100,000          102,750
FCB/NC Capital Trust, Inc.,
   8.05% - 2028 ..................................      $  150,000          155,625
Homeside, Inc., 11.25% - 2003 ....................      $   50,000           59,250
                                                                      -------------
                                                                            317,625
BEVERAGES - 0.5%
Delta Beverage Group,
   9.75% - 2003 ..................................      $   50,000           52,375

BROKERAGE - 0.8%
SI Financing, Inc., 9.50% - 2026(1) ..............           3,500           94,281

BUILDING MATERIALS - 2.4%
International Comfort Products,
   8.625% - 2008 .................................      $  200,000          199,000
Knoll, Inc., 10.875% - 2006 ......................      $   63,000           71,662
                                                                      -------------
                                                                            270,662
CHEMICALS - 0.5%
Envirodyne Industries, Inc.,
   12.00% - 2000 .................................      $   50,000           53,125

CONSUMER CYCLICAL - OTHER - 1.8%
American ECO Corporation,
   9.625% - 2008 .................................      $  200,000          201,000

CONSUMER PRODUCTS - 4.0%
AMF Bowling Worldwide, Inc.,
   10.875% - 2006 ................................      $   50,000           54,375
Chattem, Inc., 8.875% - 2008 .....................      $  175,000          174,125
Revlon Consumer Products,
   8.125% - 2006 .................................      $  150,000          149,062
Shop Vac Corporation,
   10.625% - 2003 ................................      $   50,000           54,750
                                                                      -------------
                                                                            432,312
CONSTRUCTION MACHINERY - 2.7%
AGCO Corporation, 8.50% - 2006 ...................      $  100,000          102,875
Columbus McKinnon Corporation,
   8.50% - 2008 ..................................      $  175,000          172,375
Titan Wheel International, Inc.,
   8.75% - 2007 ..................................      $   25,000           25,812
                                                                      -------------
                                                                            301,062

-----------------------------------------------------------------------------------

                           58 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES P (HIGH YIELD)(CONTINUED)

                                           PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                  AMOUNT       VALUE
--------------------------------------------------------------------------------
ELECTRIC - 1.9%
AES Corporation, 10.25% - 2006 ..........   $100,000   $  108,750
Cal Energy Company, Inc.,
   9.50% - 2006 .........................    100,000      108,125
                                                       ----------
                                                          216,875
ENERGY - INDEPENDENT - 2.1%
COHO Energy, Inc., 8.875% - 2007 ........    100,000       95,000
Seagull Energy Corporation,
   8.625% - 2005 ........................     50,000       51,313
Southwest Royalties, Inc.,
   10.50% - 2004 ........................    100,000       83,000
                                                       ----------
                                                          229,313
ENERGY - OTHER - 2.0%
AEI Holding Company, 10.0% - 2007 .......    100,000       98,750
P&L Coal Holdings Corporation,
   8.875% - 2008 ........................    125,000      128,594
                                                       ----------
                                                          227,344
ENTERTAINMENT - 1.7%
Premier Parks, 9.75% - 2007 .............    175,000      190,313

FINANCE - OTHER - 1.5%
B.F. Saul REIT, 9.75% - 2008 ............    175,000      172,812

FINANCIAL COMPANIES - 0.5%
Dollar Financial Group, Inc.,
   10.875% - 2006 .......................     50,000       53,875

FOOD - 3.4%
Carrols Corporation, 11.50% - 2003 ......    100,000      104,875
Chiquita Brands International, Inc.,
   10.25% - 2006 ........................     25,000       27,125
Nash Finch Company, 8.50% - 2008 ........    150,000      148,875
Pilgrims Pride Corporation,
   10.875% - 2003 .......................    100,000      104,125
                                                       ----------
                                                          385,000
GAMING - 7.5%
Boyd Gaming Corporation,
   9.50% - 2007 .........................    100,000      103,000
Empress Entertainment,
   8.125% - 2006 ........................    200,000      200,500
Hard Rock Hotel, Inc., 9.25% - 2005 .....    100,000      102,000
MGM Grand, Inc., 6.95% - 2005 ...........    125,000      124,219
Mirage Resorts, Inc., 6.625% - 2005 .....    150,000      148,875
Rio Hotel & Casino, Inc.,
   9.50% - 2007 .........................    150,000      158,250
                                                       ----------
                                                          836,844

--------------------------------------------------------------------------------



                                           PRINCIPAL      MARKET
CORPORATE BONDS (CONTINUED)                  AMOUNT       VALUE
--------------------------------------------------------------------------------
HEALTHCARE 4.4%
Multicare Companies, Inc.,
    9.0% - 2007 .........................   $150,000   $  147,375
Packard Bioscience Company,
   9.375% - 2007 ........................     75,000       73,125
Prime Medical Services,
   8.75% - 2008 .........................    100,000       97,875
Tenet Healthcare Corporation,
   8.125% - 2008 ........................    175,000      175,875
                                                       ----------
                                                          494,250
HOME CONSTRUCTION - 2.0%
Hovnanian Enterprise, 9.75% - 2005 ......    100,000       99,000
Toll Corporation, 7.75% - 2007 ..........    125,000      123,125
                                                       ----------
                                                          222,125
INDUSTRIAL SERVICES - 0.5%
Iron Mountain, Inc.,
   10.125% - 2006 .......................     50,000       54,125

MEDIA - CABLE - 9.4%
Adelphia Communications,
   8.375% - 2008 ........................    100,000      100,500
Century Communications,
   8.375% - 2007 ........................     75,000       77,250
Century Communications,
   9.50% -2005 ..........................    125,000      135,313
CF Cable TV, Inc., 11.625% - 2005 .......    100,000      113,500
Comcast Corporation,
   9.125% - 2006 ........................     50,000       53,625
CSC Holdings, Inc., 7.875% -2018 ........     25,000       26,437
Diamond Holdings, 9.125% - 2008 .........    150,000      156,000
Jones Intercable, Inc.,
   7.625% -2008 .........................    100,000      101,500
Lenfest Communications,
   10.50% - 2006 ........................    175,000      203,875
Rogers Cablesystems, 9.625% - 2002 ......     50,000       53,375
Rogers Communications, Inc.,
   9.125% - 2006 ........................     30,000       30,375
                                                       ----------
                                                        1,051,750
MEDIA - NONCABLE - 5.2%
Allbritton Communications,
   9.75% - 2007 .........................    100,000      110,000
Big Flower Press Holdings, Inc.,
   8.875% - 2007 ........................    125,000      127,187
Golden Books Publishing,
   7.65% - 2002 .........................     50,000       39,000
Heritage Media Corporation,
   8.75% - 2006 .........................     50,000       53,375
Hollinger International Publishing,
   8.625% - 2005 ........................     50,000       52,125

--------------------------------------------------------------------------------

                           59 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES P (HIGH YIELD)(CONTINUED)

                                                         PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                                AMOUNT        VALUE
----------------------------------------------------------------------------------
MEDIA - NONCABlE (CONTINUED)
K-III Communications Corporation,
   10.25% - 2004 ....................................   $   20,000     $   21,525
Valassis Communications,
   9.55% - 2003 .....................................       40,000         44,800
Viacom, Inc., 8.0% - 2006 ...........................      125,000        128,750
                                                                       ----------
                                                                          576,762
METALS - 3.8%
AK Steel Corporation, 9.125% - 2006..................       50,000         52,250
Ameristeel Corporation,
   8.75% - 2008 .....................................      100,000        100,000
Simcala, Inc., 9.625% - 2006 ........................      100,000         99,000
Wheeling Pittsburgh Corporation,
   9.25% - 2007 .....................................      100,000        102,500
WHX Corporation, 10.50% - 2005 ......................       75,000         76,313
                                                                       ----------
                                                                          430,063
PACKAGING & CONTAINERS - 4.2%
Huntsman Packaging Corporation,
   9.125 - 2007 .....................................      125,000        124,375
Indesco International, Inc.,
   9.75% - 2008 .....................................      175,000        172,375
Packaged Ice, Inc., 9.75% - 2005 ....................      125,000        126,250
Plastic Containers, Inc.,
   10.00% - 2006 ....................................       50,000         53,750
                                                                       ----------
                                                                          476,750
REFINING - 2.1%
Crown Central Petroleum,
   10.875% - 2005 ...................................      125,000        132,500
Giant Industries, Inc., 9.0% - 2007 .................      100,000        102,250
                                                                       ----------
                                                                          234,750
RETAILERS - 2.1%
Cole National Group, 9.875% - 2006 ..................       25,000         27,000
Specialty Retailers, Inc., 8.50% - 2005 .............      150,000        154,500
Zale's Corporation, 8.50% - 2007 ....................       50,000         51,125
                                                                       ----------
                                                                          232,625
TELECOMMUNICATIONS - 9.7%
Centennial Cellular, 8.875% - 2001 ..................      100,000        104,000
Comcast Cellular Holdings, Inc.,
   9.50% - 2007 .....................................      150,000        156,562
Intermedia Communications,
   8.50% - 2008 .....................................      125,000        125,000
Mastec, Inc., 7.75% - 2008 ..........................      125,000        119,375
Mcleodusa, Inc., 8.375% - 2008 ......................      175,000        175,438
MJD Communications, Inc.,
   9.50% - 2008 .....................................      175,000        179,156
RCN Corporation, 10.0% - 2007 .......................      100,000        102,750
Satelites Mexicanos, Inc.,
   10.125% - 2004 ...................................      125,000        122,187
                                                                       ----------
                                                                        1,084,468

--------------------------------------------------------------------------------





                                                          PRINCIPAL
                                                          AMOUNT OR
                                                            NUMBER        MARKET
CORPORATE BONDS (CONTINUED)                               OF SHARES       VALUE
----------------------------------------------------------------------------------
TEXTILES - 1.8%
Delta Mills, Inc., 9.625% - 2007 ......................  $   100,000   $    98,375
Westpoint Stevens, 7.875% - 2008 ......................  $   100,000        99,750
                                                                       -----------
                                                                           198,125
TOBACCO - 0.5%
Dimon, Inc., 8.875% - 2006 ............................  $    25,000        25,594
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 .........................  $    25,000        25,000
                                                                       -----------
                                                                            50,594
TRANSPORTATION - OTHER - 1.5%
Allied Holdings, Inc., 8.625% - 2007 ..................  $   100,000       102,250
Teekay Shipping Corporation,
   8.32% - 2008 .......................................  $    65,000        67,113
                                                                       -----------
                                                                           169,363
                                                                       -----------
   Total corporate bonds - 88.0% ...................................     9,837,443

PREFERRED STOCKS
----------------

BANKS & CREDIT - 1.6%
California Federal Bank, 9.125% .......................        6,500       177,125

MEDIA - CABLE - 1.9%
CSC Holdings, Inc., 11.125% ...........................          827        93,702
Time Warner, Inc. .....................................          108       120,150
                                                                       -----------
                                                                           213,852
MEDIA - NONCABLE - 0.7%
Primedia, Inc., 10.0% - 2008 ..........................          800        84,400
                                                                       -----------
   Total preferred stocks - 4.2% ...................................       475,377
                                                                       -----------
   Total investments- 92.2% ........................................    10,312,820
   Cash and other assets, less liabilities - 7.8% ..................       870,489
                                                                       -----------
   Total net assets - 100.0% .......................................   $11,183,309
                                                                       ===========

SERIES S(SOCIAL AWARENESS)

COMMON STOCKS
--------------

AUTO PARTS & EQUIPMENT - 0.8%
Snap-On Tools .........................................       25,500       924,375

BANKS - MAJOR REGIONAL - 4.8%
Banc One Corporation ..................................       22,600     1,264,711
Bank of New York Company, Inc. ........................       24,600     1,492,913
First Chicago NBD Corporation .........................       11,000       974,875
Northern Trust Corporation ............................       22,200     1,692,750
                                                                       -----------
                                                                         5,425,249

------------------------------------------------------------------------------------

                           60 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)


SERIES S (SOCIAL AWARENESS)(CONTINUED)


                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
--------------------------------------------------------------------------------
BANKS - MONEY CENTER - 1.6%
Chase Manhattan Corporation ...................        23,600    $1,781,800

BEVERAGES - SOFT DRINK - 4.7%
Coca-Cola Company .............................        40,200     3,437,100
PepsiCo, Inc. .................................        31,900     1,313,881
Whitman Corporation ...........................        22,000       504,625
                                                                 ----------
                                                                  5,255,606
BROADCAST MEDIA - 2.9%
Comcast Corporation (Cl. A) ...................        20,600       836,231
Tele-Communications, Inc.* ....................        22,700       872,531
Viacom, Inc. (Cl. B)* .........................        26,900     1,566,925
                                                                 ----------
                                                                  3,275,687
CHEMICALS - BASIC - 0.8%
Praxair, Inc. .................................        18,800       880,075

CHEMICALS - SPECIALTY - 0.7%
Fuller (H.B.) Company .........................         7,600       421,325
Nalco Chemical Company ........................        10,300       361,788
                                                                 ----------
                                                                    783,113

COMMUNICATION EQUIPMENT - 1.0%
ADC Telecommunications, Inc.* .................        11,800       431,069
Tellabs, Inc.* ................................        10,100       723,412
                                                                 ----------
                                                                  1,154,481
COMPUTER HARDWARE - 3.6%
Compaq Computer Corporation ...................        17,000       482,375
Hewlett-Packard Company .......................        17,600     1,053,800
International Business Machines
   Corporation ................................        22,200     2,548,837
                                                                 ----------
                                                                  4,085,012

COMPUTER SOFTWARE/SERVICES - 5.5%
Affiliated Computer Services, Inc. - A* .......        25,900       997,150
American Management Systems, Inc.* ............        37,900     1,134,631
Microsoft Corporation* ........................        37,200     4,031,550
                                                                 ----------
                                                                  6,163,331
COMPUTERS - NETWORKING - 1.8%
Cisco Systems, Inc.* ..........................        22,350     2,057,597

CONTAINERS & PACKAGING - 0.2%
Crown Cork & Seal Company, Inc. ...............         5,500       261,250

DISTRIBUTION - FOOD & HEALTH - 1.1%
Cardinal Health, Inc. .........................        13,800     1,293,750

ELECTRIC COMPANIES - 0.3%
New Century Energies, Inc. ....................         8,300       377,131

ELECTRICAL EQUIPMENT - 0.5%
Hubbell, Inc. (Cl. B) .........................        12,500       520,313

ELECTRONICS - DISTRIBUTION - 0.6%
W.W. Grainger, Inc. ...........................        13,000       647,562

--------------------------------------------------------------------------------




                                                      NUMBER        MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES      VALUE
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 2.8%
Analog Devices, Inc.* .........................        33,000    $  810,563
Intel Corporation .............................        31,200     2,312,700
                                                                 ----------
                                                                  3,123,263
ENTERTAINMENT - 1.1%
Time Warner, Inc. .............................        14,300     1,221,756

FINANCIAL - DIVERSE - 7.7%
American Express Company ......................        13,400     1,527,600
American General Corporation ..................        21,100     1,502,056
Federal Home Loan Mortgage
   Corporation ................................        28,800     1,355,400
Federal National Mortgage Corporation .........        22,000     1,336,500
Finova Group,Inc., ............................        24,400     1,381,650
SunAmerica, Inc. ..............................        27,600     1,585,275
                                                                 ----------
                                                                  8,688,481
FOODS - 1.7%
General Mills, Inc. ...........................        12,500       854,688
Interstate Bakeries ...........................        33,400     1,108,462
                                                                 ----------
                                                                  1,963,150
HEALTH CARE - DIVERSE - 2.0%
Johnson & Johnson .............................        30,332     2,236,985

HEALTH CARE - LONG TERM CARE - 0.6%
HEALTHSOUTH Corporation* ......................        25,000       667,188

HOUSEHOLD FURNISHING & APPLIANCES - 1.2%
Leggett & Platt, Inc. .........................        56,200     1,405,000

HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Company .....................        16,000     1,408,000
Kimberly-Clark Corporation ....................        16,000       734,000
Procter & Gamble Company, The .................        27,400     2,495,113
                                                                 ----------
                                                                  4,637,113
INSURANCE - LIFE/HEALTH - 1.2%
Unum Corporation ..............................        23,800     1,320,900

INSURANCE - MULTI-LINE - 2.0%
American International Group, Inc. ............        15,450     2,255,700

INSURANCE - PROPERTY - 1.2%
Chubb Corporation .............................        17,000     1,366,375

INVESTMENT BANK/BROKERAGE - 0.5%
Edwards (A.G.), Inc. ..........................        11,700       499,444

LEISURE TIME PRODUCTS - 0.9%
Mattel, Inc. ..................................        24,000     1,015,500

MACHINERY - DIVERSE - 0.9%
Deere & Company ...............................        19,200     1,015,200

MANUFACTURING - DIVERSIFIED - 1.0%
Illinois Tool Works, Inc. .....................        17,200     1,147,025

MEDICAL PRODUCTS & SUPPLIES - 0.8%
ATL Ultrasound, Inc.* .........................         9,500       433,437
Guidant Corporation ...........................         7,200       513,450
                                                                 ----------
                                                                    946,887

--------------------------------------------------------------------------------

                           61 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES S (SOCIAL AWARENESS)


                                                              NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES      VALUE
--------------------------------------------------------------------------------------
NATURAL GAS - 0.4%
Consolidated Natural Gas Company ......................         8,000   $    471,000

OIL - INTERNATIONAL - 1.2%
Amoco Corporation .....................................        31,800      1,323,675

OIL & GAS - DRILLING & EQUIPMENT - 0.3%
Ensco International, Inc. .............................         9,600        166,800
Smith International, Inc.* ............................         4,800        167,100
                                                                        ------------
                                                                             333,900
OIL & GAS - EXPLORATION/PRODUCTION - 1.3%
Anadarko Petroleum Corporation ........................        12,000        806,250
Apache Corporation ....................................        22,000        693,000
                                                                        ------------
                                                                           1,499,250
PAPER & FOREST PRODUCTS 0.2%
Mead Corporation ......................................         6,700        212,725

PHARMACEUTICALS - 5.3%
Forest Laboratories, Inc.* ............................        15,600        557,700
Merck & Company, Inc. .................................        21,800      2,915,750
Schering-Plough Corporation ...........................        26,600      2,437,225
                                                                        ------------
                                                                           5,910,675
PHOTOGRAPHY / IMAGING - 0.9%
Xerox Corporation .....................................         9,900      1,006,088

PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ...........................         7,100        579,094

RAILROADS - 0.4%
Norfolk Southern Corporation ..........................        14,300        426,319

RESTAURANTS - 1.8%
McDonald's Corporation ................................        15,200      1,048,800
Starbucks Corporation* ................................        18,500        988,594
                                                                        ------------
                                                                           2,037,394
RETAIL - APPAREL - 0.6%
Talbots, Inc. .........................................        23,500        615,406

RETAIL - DEPARTMENT STORES - 3.0%
Dollar General Corporation ............................        30,468      1,205,390
Kohl's Corporation* ...................................        13,200        684,750
Proffitt's, Inc.* .....................................        38,000      1,534,250
                                                                        ------------
                                                                           3,424,390
RETAIL - DRUG STORES - 1.5%
Rite Aid Corporation ..................................        45,400      1,705,337

RETAIL - FOOD CHAINS - 1.6%
American Stores Company ...............................        30,500        737,719
Kroger Company* .......................................        24,500      1,050,437
                                                                        ------------
                                                                           1,788,156
RETAIL - GENERAL MERCHANDISE - 2.4%
Consolidated Stores Corporation* ......................        17,300        627,125
Dayton Hudson Corporation .............................        42,800      2,075,800
                                                                        ------------
                                                                           2,702,925
--------------------------------------------------------------------------------------


                                                              NUMBER        MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES      VALUE
--------------------------------------------------------------------------------------
SAVINGS & LOAN - 0.6%
Ahmanson (H.F.) & Company .............................         9,000   $    639,000

SERVICES - ADVERTISING/MARKETING - 1.6%
Omnicom Group, Inc. ...................................        35,000      1,745,625

SERVICES - COMMERCIAL & CONSUMER - 0.9%
Service Corporation International .....................        23,800      1,020,425

SERVICES - COMPUTER SYSTEMS - 1.0%
Sungard Data Systems, Inc.* ...........................        28,500      1,093,687

TELECOMMUNICATIONS - 5.9%
Ameritech Corporation .................................        24,000      1,077,000
Bell Atlantic Corporation .............................        10,100      1,569,500
Bellsouth Corporation .................................        22,600      1,517,025
SBC Communications, Inc. ..............................        38,200      1,528,000
WorldCom, Inc.* .......................................        20,500        992,969
                                                                        ------------
                                                                           6,684,494
TELECOMMUNICATIONS - CELLULAR - 1.2%
Sprint Corporation ....................................        19,500      1,374,750

TELECOMMUNICATIONS - LONG DISTANCE - 1.9%
AT&T Corporation ......................................        37,100      2,119,338

TRUCKING - 0.5%
Consolidated Freightways Corporation* .................        20,000        278,750
FDX Corporation* ......................................         4,500        282,375
                                                                        ------------
                                                                             561,125
                                                                        ------------

   Total common stocks - 95.6% ......................................    107,671,077
   Cash and other assets, less liabilities - 4.4% ...................      5,008,722
                                                                        ------------
   Total net assets - 100.0% ........................................   $112,679,799
                                                                        ============


SERIES V (VALUE)

COMMON STOCKS
--------------

AEROSPACE/DEFENSE - 1.6%
Lockheed Martin Corporation ...........................         2,000   $    211,750

AGRICULTURAL PRODUCTS - 2.0%
Agribrands International, Inc.* .......................         2,200         66,550
Archer-Daniels-Midland Company ........................        10,600        205,375
                                                                        ------------
                                                                             271,295

AIRFREIGHT - 3.0%
Air Express International Corporation .................         7,500        200,625
Monaco Coach Corporation* .............................         7,200        210,600
                                                                        ------------
                                                                             411,225

ALUMINUM - 1.1%
Aluminum Company of America ...........................         1,600        105,500
Easco, Inc. ...........................................         4,000         40,250
                                                                        ------------
                                                                             145,750

--------------------------------------------------------------------------------------

                           62 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES V (VALUE)(CONTINUED)

                                                       NUMBER    MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES   VALUE
-----------------------------------------------------------------------------
BUILDING MATERIALS - 0.6%
American Standard Companies, Inc.* .......             1,700    $ 75,969

CHEMICALS - BASIC - 2.2%
Praxair, Inc. ............................             2,000      93,625
Solutia, Inc. ............................             6,900     197,944
                                                                --------
                                                                 291,569
CHEMICALS - DIVERSIFIED - 1.2%
Engelhard Corporation ....................             8,000     162,000

CHEMICALS - SPECIALTY - 3.1%
Buch Boake Allen, Inc.* ..................             5,700     167,081
Material Sciences Corporation* ...........            22,000     255,750
                                                                --------
                                                                 422,831
COMMUNICATION EQUIPMENT - 5.2%
Antec Corporation* .......................            10,000     231,875
Comverse Technology, Inc.* ...............             8,000     415,000
Transcrypt International, Inc.* ..........            17,800      59,986
                                                                --------
                                                                 706,861
COMPUTER HARDWARE - 2.9%
CHS Electronics, Inc.* ...................             5,800     103,675
International Business Machines
   Corporation ...........................             2,500     287,031
                                                                --------
                                                                 390,706
COMPUTER SOFTWARE/SERVICES - 7.1%
American Management Systems, Inc.* .......             5,800     173,637
Computer Sciences Corporation* ...........             4,800     307,200
DST Systems, Inc.* .......................             3,000     168,000
Electronics For Imaging, Inc.* ...........             6,400     135,200
Rational Software Corporation* ...........            12,000     183,000
                                                                --------
                                                                 967,037
CONTAINER - METAL & GLASS - 1.9%
Ball Corporation .........................             6,500     261,219

CONTAINERS & PACKAGING - 1.8%
Bemis Company, Inc. ......................             3,600     147,150
Crown Cork & Seal Company, Inc. ..........             2,000      95,000
                                                                --------
                                                                 242,150
ELECTRICAL EQUIPMENT - 2.1%
Honeywell, Inc. ..........................             2,000     167,125
Hubbell, Inc. (Cl.B) .....................             2,900     120,712
                                                                --------
                                                                 287,837
ELECTRONICS - INSTRUMENTATION - 2.3%
E G & G, Inc. ............................            10,500     315,000

ENTERTAINMENT - 0.7%
Metromedia International Group, Inc.* ....             8,000      95,500

FOODS - 4.3%
Chiquita Brands International, Inc. ......            15,000     210,937
Dean Foods Company .......................             4,000     219,750
Hormel Foods Corporation .................             4,200     145,163
                                                                --------
                                                                 575,850

--------------------------------------------------------------------------------




                                                     NUMBER       MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES     VALUE
-----------------------------------------------------------------------------
GAMING & LOTTERY - 0.7%
Circus Circus Enterprises, Inc.* ...............       5,500    $ 93,156

HEALTH CARE - LONG TERM CARE - 1.7%
Integrated Health Services, Inc. ...............       6,000     225,000

HEALTH CARE - SPECIALIZED SERVICES - 0.9%
Allegiance Corporation .........................       2,300     117,875

HOUSEHOLD FURNISHINGS & APPLIANCES - 2.5%
Meadowcraft, Inc.* .............................       6,500      71,500
O'Sullivan Industries Holdings, Inc.* ..........      19,200     268,800
                                                                --------
                                                                 340,300
HOUSEHOLD PRODUCTS - 1.3%
Kimberly-Clark Corporation .....................       3,900     178,913

INSURANCE - LIFE/HEALTH - 2.5%
Aflac, Inc. ....................................       6,000     181,875
Unum Corporation ...............................       2,800     155,400
                                                                --------
                                                                 337,275
IRON & STEEL - 0.7%
Cleveland-Cliffs, Inc. .........................       1,700      91,163

LEISURE TIME PRODUCTS - 2.9%
Hasbro, Inc. ...................................      10,000     393,125

MANUFACTURING - DIVERSIFIED - 0.8%
AEP Industries, Inc.* ..........................       4,800     103,800

MEDICAL PRODUCTS & SUPPLIES - 3.8%
ATL Ultrasound, Inc.* ..........................       3,000     136,875
Dentsply International, Inc. ...................       5,300     132,500
SonoSight, Inc.* ...............................       1,000       7,312
Sunrise Medical, Inc.* .........................      16,000     240,000
                                                                --------
                                                                 516,687

NATURAL GAS - 2.1%
Equitable Resources, Inc. ......................       9,500     289,750

OFFICE EQUIPMENT & SUPPLIES - 1.1%
Corporate Express, Inc.* .......................      12,000     152,250

OIL & GAS - DRILLING & EQUIPMENT - 1.2%
Tuboscope, Inc.* ...............................       8,000     158,000

OIL & GAS - EXPLORATION & PRODUCTION - 6.3%
Apache Corporation .............................       4,000     126,000
Chieftain International, Inc.* .................       7,600     180,025
Enron Corporation ..............................       3,300     178,406
MCN Energy Group, Inc. .........................       5,500     136,813
YFP Sociedad Anomima ADR .......................       7,500     225,469
                                                                --------
                                                                 846,713

OIL & GAS - INTERNATIONAL - 1.8%
Tesoro Petroleum Corporation* ..................      15,000     238,125

--------------------------------------------------------------------------------

                           63 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES V (VALUE)(CONTINUED)

                                                              NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES     VALUE
-------------------------------------------------------------------------------------
PHARMACEUTICALS - 5.5%
Dura Pharmaceuticals, Inc.* ...........................         8,700     $   194,662
Mylan Laboratories, Inc. ..............................        15,000         450,937
Teva Pharmaceutical Industries,
   Ltd. ADR ...........................................         2,800          98,525
                                                                          -----------
                                                                              744,124
PUBLISHING - NEWSPAPER - 3.1%
E.W. Scripps Company ..................................         4,200         230,213
News Corporation, Ltd. ADR ............................         6,000         192,750
                                                                          -----------
                                                                              422,963
RAILROADS - 2.0%
RailAmerica, Inc.* ....................................        45,000         275,625

RESTAURANTS - 2.3%
Morrison Health Care, Inc. ............................         5,600         103,600
Sonic Corporation* ....................................         9,400         210,325
                                                                          -----------
                                                                              313,925
RETAIL - APPAREL - 1.9%
Talbots, Inc. .........................................        10,000         261,875

RETAIL - DEPARTMENT STORES - 0.6%
Saks Holdings, Inc.* ..................................         3,000          82,875

RETAIL - FOOD CHAINS - 2.0%
American Stores Corporation* ..........................        11,400         275,738

RETAIL - GENERAL MERCHANDISE - 1.3%
Consolidated Stores Corporation* ......................         5,000         181,250

RETAIL - SPECIALTY - 0.8%
Payless ShoeSource, Inc. ..............................         1,500         110,531

SERVICES - COMMERCIAL & CONSUMER - 5.4%
Angelica Corporation ..................................        17,300         363,300
Pinkerton's, Inc.* ....................................        17,400         361,050
                                                                          -----------
                                                                              724,350
                                                                          -----------
   Total common stocks - 98.3% ......................................      13,310,567

   Cash and other assets, less liabilities - 1.7% ...................         228,068
                                                                          -----------
   Total net assets - 100.0% ........................................     $13,538,635
                                                                          ===========

SERIES X (SMALL CAP)

COMMON STOCKS
-------------

AEROSPACE/DEFENSE - 0.8%
Triumph Group, Inc.* ..................................           800     $    33,600

AIRLINES - 1.8%
Midwest Express Holdings, Inc.* .......................         2,000          72,375

BEVERAGES - ALCOHOLIC - 0.8%
Beringer Wine Estates Holdings, Inc. (Cl.B)* ..........           700          30,844

-------------------------------------------------------------------------------------


SERIES X (SMALL CAP)(CONTINUED)

                                                              NUMBER          MARKET
COMMON STOCKS (CONTINUED)                                    OF SHARES        VALUE
-------------------------------------------------------------------------------------
BROADCAST MEDIA - 1.7%
Cox Radio, Inc. (Cl. A)* .............................          1,600        $ 69,200

BUILDING MATERIALS - 1.4%
Centex Construction Products, Inc. ...................          1,500          57,750

COMMUNICATION EQUIPMENT - 1.8%
Com21, Inc.* .........................................          2,000          42,500
ICG Communications, Inc.* ............................            900          32,906
                                                                             --------
 ......................................................                         75,406
COMPUTER SOFTWARE/SERVICES - 10.4%
Amdocs Limited* ......................................          1,500          22,688
CBT Group Limited Company
   PLC ADR* ..........................................          1,000          53,500
Dendrite International, Inc.* ........................            900          33,862
Documentum, Inc.* ....................................            400          19,200
Legato Systems, Inc.* ................................          1,200          46,800
Mercury Interactive Corporation* .....................            700          31,237
NOVA Corporation* ....................................          1,400          50,050
Sykes Enterprises, Inc.* .............................            900          18,056
Systems & Computer Technology
   Corporation* ......................................          2,500          67,500
Unigraphics Solutions, Inc.* .........................            700           9,800
Visio Corporation* ...................................          1,500          71,625
                                                                             --------
 ......................................................                        424,318
DISTRIBUTION - FOOD/HEALTH - 1.5%
Hain Food Group, Inc.* ...............................          2,500          64,687

ELECTRONICS - SEMICONDUCTORS - 1.8%
MMC Networks, Inc.* ..................................          1,300          41,438
Sipex Corporation* ...................................            900          19,350
Uniphase Corporation* ................................            200          12,556
                                                                             --------
 ......................................................                         73,344

ENTERTAINMENT - 1.0%
Engineering Animation, Inc.* .........................            700          42,700

FINANCIAL - DIVERSE - 1.8%
ARM Financial Group, Inc. (Cl.A) .....................          1,300          28,762
LandAmerica Financial Group, Inc. ....................            800          45,800
                                                                             --------
 ......................................................                         74,562

FOODS - 2.7%
American Italian Pasta
   Company (Cl.A)* ...................................          3,000         111,750

FOOTWEAR - 0.9%
Maxwell Shoe Company, Inc. (Cl.A)* ...................          1,800          35,775

HEALTH CARE - DIVERSE - 0.6%
Ocular Sciences, Inc.* ...............................            700          22,750

-------------------------------------------------------------------------------------

                           64 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)


SERIES X (SMALL CAP)(CONTINUED)

                                                   NUMBER     MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES   VALUE
--------------------------------------------------------------------------------
HEALTH CARE - LONG TERM CARE - 1.6%
Hanger Orthopedic Group, Inc.* ...............      3,200   $ 65,200

HEALTH CARE - SPECIALIZED SERVICES - 4.1%
Advance Paradigm, Inc.* ......................      1,400     51,450
Medical Manager Corporation* .................      1,000     27,625
Parexel International* .......................      1,200     43,650
Renal Care Group, Inc.* ......................      1,000     44,062
                                                            --------
                                                             166,787

HOSPITAL MANAGEMENT - 0.7%
Province Healthcare Company* .................      1,000     27,688

IRON & STEEL - 0.5%
Oregon Steel Mills, Inc. .....................      1,000     18,625

LEISURE TIME PRODUCTS - 0.4%
Family Golf Centers, Inc.* ...................        600     15,187

LODGING - HOTELS - 1.7%
ResortQuest International, Inc.* .............      4,200     68,513

MANUFACTURING - DIVERSIFIED - 1.2%
MSC Industrial Direct
   Company, Inc., (Cl.A)* ....................      1,700     48,450

OIL & GAS - DRILLING & EQUIPMENT - 0.6%
Camco International, Inc. ....................        300     23,362

PHARMACEUTICALS - 0.7%
Schein Pharmaceutical, Inc.* .................      1,000     26,625

REAL ESTATE INVESTMENT TRUST - 0.5%
Glenborough Realty Trust, Inc. ...............        700     18,463

RESTAURANTS - 0.8%
Au Bon Pain Company, Inc. (Cl.A)* ............      3,000     33,000

RETAIL - APPAREL - 7.1%
American Eagle Outfitters, Inc.* .............        700     26,994
Goody's Family Clothing, Inc.* ...............        400     21,950
K & G Men's Center, Inc.* ....................      1,700     38,463
Pacific Sunwear of California, Inc.* .........      1,800     63,000
Stage Stores, Inc.* ..........................        700     31,675
The Finish Line, Inc. (Cl.A)* ................      2,100     59,063
The Men's Wearhouse, Inc.* ...................      1,500     49,500
                                                            --------
                                                             290,645
RETAIL - BUILDING SUPPLIES - 1.6%
Rental Service Corporation* ..................      1,900     63,888

RETAIL - DEPARTMENT STORES - 1.7%
99 Cents Only Stores* ........................      1,700     70,550

RETAIL - DRUG STORES - 0.5%
Duane Reade, Inc.* ...........................        700     21,000

RETAIL - GENERAL MERCHANDISE - 1.6%
Linens 'N Things, Inc.* ......................      2,200     67,237

--------------------------------------------------------------------------------



                                                  NUMBER      MARKET
COMMON STOCKS(CONTINUED)                         OF SHARES    VALUE
--------------------------------------------------------------------------------
RETAIL - SPECIALTY - 3.7%
Michaels Stores, Inc.* .......................      1,500   $ 52,922
School Specialty, Inc.* ......................      1,300     21,287
Sunglass Hut International, Inc.* ............      3,200     35,400
United Auto Group, Inc.* .....................      1,900     41,563
                                                            --------
                                                             151,172

SAVINGS & LOANS - 1.0%
Sterling Financial Corporation* ..............      1,800     40,950

SERVICES - ADVERTISING/MARKETING - 8.5%
Acxiom Corporation* ..........................      1,800     44,888
Boron, LePore & Associates, Inc.* ............      2,000     76,000
HA-LO Industries, Inc.* ......................        600     18,675
Lamar Advertising Company* ...................      3,000    107,625
Metris Companies, Inc. .......................      1,600    102,000
                                                            --------
                                                             349,188

SERVICES - COMMERCIAL & CONSUMER - 13.8%
Adminstaff, Inc.* ............................        700     32,288
Bright Horizons, Inc.* .......................      1,000     28,000
First Consulting Group, Inc.* ................        800     21,000
Integrated Electrical Services, Inc.* ........      2,000     40,250
International Telecommunication
   Data Systems, Inc.* .......................      3,300     95,700
Profit Recovery Group International, Inc.*....      2,500     69,844
Rent-Way, Inc.* ..............................      2,900     88,450
Romac International, Inc.* ...................      3,800    115,425
Sylvan Learning Systems, Inc.* ...............      1,200     39,300
Travel Services International, Inc.* .........      1,000     32,875
                                                            --------
                                                             563,132
SERVICES - DATA PROCESSING - 2.6%
Envoy Corporation* ...........................      1,100     52,113
Lason, Inc.* .................................      1,000     54,550
                                                            --------
                                                             106,613

SERVICES - FACILITIES/ENVIRONMENTAL - 0.8%
Metzler Group, Inc.* .........................        900     32,962

TELECOMMUNICATION - LONG DISTANCE - 4.1%
IDT Corporation* .............................      2,100     63,131
Lycos, Inc.* .................................        600     45,225
Saville Systems Ireland PLC-ADR* .............      1,200     60,150
                                                            --------
                                                             168,506

TELEPHONE - 1.0%
Intermedia Communications, Inc.* .............        600     25,162
McLeodUSA, Inc. (Cl.A)* ......................        400     15,550
                                                            --------
                                                              40,712

TEXTILES - APPAREL - 1.4%
Columbia Sportswear* .........................      2,000     38,000
Russell Corporation ..........................        700     21,131
                                                            --------
                                                              59,131

--------------------------------------------------------------------------------

                           65 See accompanying notes.

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

SERIES X (SMALL CAP)(CONTINUED)

                                                      NUMBER        MARKET
COMMON STOCKS(CONTINUED)                             OF SHARES      VALUE
--------------------------------------------------------------------------------
WASTE MANAGEMENT - 2.2%
Eastern Environmental Services, Inc.* ...........          600   $   20,400
Superior Services, Inc.* ........................        2,300       69,144
                                                                 ----------
                                                                     89,544
                                                                 ----------
   Total common stocks - 93.4% ..................                 3,816,191
                                                                 ----------
   Cash and other assets, less liabilities - 6.6%                   269,774
                                                                 ----------
   Total net assets - 100.0% ....................                $4,085,965
                                                                 ==========



The identified cost of investments owned at June 30, 1998, was the same for federal income tax and financial statement purposes. *Securities on which no cash dividend was paid during the preceding twelve months.
ADR (American Depository Receipt)
PP (Private Placement)
(1) Trust preferred securities - Securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior rates or debentures. Institutions may defer cash payments for up to 10 pay periods.
(2) Variable rate security which may be reset the first of each month.
(3) Variable rate security which may be reset the first of each quarter.
(4) Principal amount on foreign bond is reflected in local currency
(e.g., Danish krone) while market value is reflected in U.S. dollars.
(5) Step rate security in which rate may change over the life of the bond.
(6) Variable rate security which may be reset the first of each semi-annual payment.
(7) Floating rate security which may be reset the first of each semi-annual payment.



--------------------------------------------------------------------------------
                           66 See accompanying notes.

BALANCE SHEETS
JUNE 30, 1998
(UNAUDITED)



                                                                           SERIES B       SERIES C       SERIES D       SERIES E
                                                          SERIES A         (GROWTH-        (MONEY       (WORLDWIDE     (HIGH GRADE
                                                          (GROWTH)          INCOME)        MARKET)        EQUITY)        INCOME)
                                                          --------          -------        -------        -------        -------

ASSETS
Investments, at value (identified cost $636,717,801,
$1,090,338,016, $29,863,617, $288,903,879
and $130,839,390 respectively) ....................... $1,105,581,529   $1,141,189,346   $ 29,871,252   $320,809,830  $ 134,876,450
Short-term commercial paper, at market or at
  amortized cost which approximates market
  value (identified cost $0, $1,597,854, $154,553,205,
  $0 and $0, respectively) ...........................             --        1,597,854    154,549,746             --             --
Cash .................................................     39,420,724      125,420,925        117,013      6,286,058        114,879
Receivables:
 Fund shares sold ....................................      1,655,164          908,878        277,273        445,907        125,150
 Securities sold .....................................      7,758,822               --        269,384     16,501,365         60,300
 Interest ............................................        108,345          962,748        349,051         17,642      2,085,928
 Dividends ...........................................        996,489        2,086,598             --        558,824             --
Prepaid expenses .....................................         23,326            2,170          4,815             --          3,900
Foreign taxes recoverable ............................             --               --             --        259,418             --
                                                       --------------   --------------   ------------   ------------  -------------
   Total assets ...................................... $1,155,544,399   $1,272,168,519   $185,438,534   $344,879,044  $ 137,266,607
                                                       ==============   ==============   ============   ============  =============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ............................... $      778,640   $    1,732,640   $    965,695   $ 16,335,634  $          --
  Fund shares redeemed ...............................      2,851,964        2,591,492             --        595,992        139,436
Forward foreign exchange contracts ...................             --               --             --        528,855             --
Other liabilities:
  Management fees ....................................        732,698          837,075         85,225        286,296         91,436
  Custodian fees .....................................          8,173            7,661          1,068        114,748          3,138
  Transfer and administration fees ...................         44,276           50,517          8,017         13,155          5,720
  Professional fees ..................................         13,807           19,027          3,265         35,632          9,543
  Miscellaneous ......................................         24,854          111,949          3,691         80,926         21,819
                                                       --------------   --------------   ------------   ------------  -------------
   Total liabilities .................................      4,454,412        5,350,361      1,066,961     17,991,238        271,092


Net Assets:
Paid in capital ......................................    661,990,365      862,661,369    181,258,423    277,656,736    141,520,964
Undistributed net investment income ..................      2,560,396       10,753,900      3,108,974      1,431,577      4,194,170
Accumulated undistributed net realized
 gain (loss) on sale of investments
  and foreign currency transactions ..................     17,675,498      342,551,559             --     16,443,946    (12,756,679)
Net unrealized appreciation
 in value of investments, futures and translation
 of assets and liabilities in foreign currency .......    468,863,728       50,851,330          4,176     31,355,547      4,037,060
                                                       --------------   --------------   ------------   ------------  -------------
  Net assets .........................................  1,151,089,987    1,266,818,158    184,371,573    326,887,806    136,995,515
                                                       --------------   --------------   ------------   ------------  -------------
   Total liabilities and net assets .................. $1,155,544,399   $1,272,168,519   $185,438,534   $344,879,044  $ 137,266,607
                                                       ==============   ==============   ============   ============  =============
Capital shares authorized ............................     Indefinite       Indefinite     Indefinite     Indefinite     Indefinite
Capital shares outstanding ...........................     35,680,020       31,866,124     15,083,819     51,298,262     11,471,364

Net asset value per share (net assets
  divided by shares outstanding) .....................         $32.26           $39.75         $12.22          $6.37         $11.94
                                                       ==============   ==============   ============   ============  =============


                             See accompanying notes.

--------------------------------------------------------------------------------
                                       67

JUNE 30, 1998
(UNAUDITED)



                                                                          SERIES K       SERIES M      SERIES N
                                                          SERIES J        (GLOBAL      (SPECIALIZED    (MANAGED       SERIES O
                                                         (EMERGING       AGGRESSIVE        ASSET         ASSET        (EQUITY
                                                          GROWTH)           BOND)       ALLOCATION)   ALLOCATION)     INCOME)
                                                          -------           -----       -----------   -----------     -------

ASSETS
Investments, at value (identified cost $188,063,093,
  $15,225,467, $44,668,750, $44,303,379,
  and $157,958,253, respectively) ..................   $ 228,157,061    $ 14,556,876    $47,469,481   $53,490,527   $184,851,788
Short-term commercial paper, at market or at
 amortized cost which approximates market
 value (identified cost $0, $0, $0, $0
 and $12,174,671, respectively) ....................              --              --             --            --     12,174,551
Cash ...............................................       9,283,804              --            208            --             --
Receivables:
 Fund shares sold ..................................         281,441          14,690         45,846        46,152        359,330
 Securities sold ...................................       1,802,533             303          3,783            --         18,573
 Interest ..........................................          13,224         397,952        160,470       340,707         32,997
 Dividends .........................................          94,879              --         22,123        32,825        394,494
Prepaid expenses ...................................           4,700           1,154            285         2,669          4,047
Foreign taxes recoverable ..........................              --           8,477         25,447         2,560          3,797
                                                       -------------    ------------    -----------   -----------   ------------
  Total assets .....................................   $ 239,637,642    $ 14,979,452    $47,727,643   $53,915,440   $197,839,577
                                                       =============    ============    ===========   ===========   ============
LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .............................   $   2,347,701    $         --    $        --   $        --   $    899,417
  Fund shares redeemed .............................         213,830           8,023         32,575       122,675        328,007
Other liabilities:
  Management fees ..................................         152,884           9,783         41,117        45,769        169,770
  Custodian fees ...................................           4,577           5,013          1,445         1,542          4,804
  Transfer and administration fees .................           9,462           5,826          7,045         7,253          7,946
  Professional fees ................................             704             501          2,313           630             --
  Miscellaneous ....................................           2,495           7,834          4,263         2,189          5,730
  Cash overdraft ...................................              --          66,061             --            --             --
                                                       -------------    ------------    -----------   -----------   ------------
   Total liabilities ...............................       2,731,653         103,041         88,758       180,058      1,415,674

Net Assets:
Paid in capital ....................................     174,983,557      14,745,027     41,535,600    43,913,425    163,127,999
Undistributed net investment income (loss) .........        (284,934)        859,619        173,965       579,161      1,632,362
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures
  and foreign currency transactions ................      22,113,398         (52,137)     3,128,934        56,051      4,769,897
Net unrealized appreciation (depreciation)
 in value of investments, futures and
 translation of assets and liabilities in
 foreign currency ..................................      40,093,968        (676,098)     2,800,386     9,186,745     26,893,645
                                                       -------------    ------------    -----------   -----------   ------------
  Net assets .......................................     236,905,989      14,876,411     47,638,885    53,735,382    196,423,903
                                                       -------------    ------------    -----------   -----------   ------------
   Total liabilities and net assets ................   $ 239,637,642    $ 14,979,452    $47,727,643   $53,915,440   $197,839,577
                                                       =============    ============    ===========   ===========   ============
Capital shares authorized ..........................      Indefinite      Indefinite     Indefinite    Indefinite     Indefinite
Capital shares outstanding .........................      11,401,329       1,429,756      3,755,705     3,572,304     10,983,565

Net asset value per share (net assets
 divided by shares outstanding) ....................          $20.78          $10.40         $12.68        $15.04         $17.88
                                                       =============    ============    ===========   ===========   ============



                             See accompanying notes.

--------------------------------------------------------------------------------
                                       68

JUNE 30, 1998
(UNAUDITED)


                                                                   SERIES S
                                                    SERIES P       (SOCIAL-      SERIES V       SERIES X
                                                  (HIGH YIELD)    AWARENESS)      (VALUE)      (SMALL CAP)
                                                  ------------    ----------      -------      -----------
ASSETS
Investments, at value
(identified cost $10,211,207, $76,527,428,
$12,004,999 and $3,371,904, respectively) ......   $10,312,820   $107,671,077   $13,310,567   $ 3,816,191
Cash ...........................................       614,379      5,632,618       524,619       419,226
Receivables:
 Fund shares sold ..............................        31,767        137,710        20,115        30,009
 Securities sold ...............................            --        954,697            --        37,677
 Interest ......................................       231,262         18,377         2,825         2,201
 Dividends .....................................            --         90,496        12,277           369
Prepaid expenses ...............................           233          1,857           118            33
                                                   -----------   ------------   -----------   -----------
  Total assets .................................   $11,190,461   $114,506,832   $13,870,521   $ 4,305,706
                                                   ===========   ============   ===========   ===========

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased .........................   $     2,166   $  1,621,408   $   310,592   $   209,564
  Fund shares redeemed .........................            --        110,065         4,456         2,972
Other liabilities:
  Management fees ..............................            --         71,208         8,471            --
  Custodian fees ...............................           650            992           100         1,464
  Transfer and administration fees .............           483          4,522           570            --
  Professional fees ............................           184         17,585         7,128         4,162
  Miscellaneous ................................         3,669          1,253           569         1,579
                                                   -----------   ------------   -----------   -----------
   Total liabilities ...........................         7,152      1,827,033       331,886       219,741


Net Assets:
Paid in capital ................................    10,687,787     74,914,770    12,025,103     3,915,463
Undistributed net investment income (loss) .....       368,523        176,583        38,194          (235)
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures and
  foreign currency transactions ................        25,386      6,444,797       169,770      (273,550)
Net unrealized appreciation in value
 of investments ................................       101,613     31,143,649     1,305,568       444,287
                                                   -----------   ------------   -----------   -----------
  Net assets ...................................    11,183,309    112,679,799    13,538,635     4,085,965
                                                   -----------   ------------   -----------   -----------
   Total liabilities and net assets ............   $11,190,461   $114,506,832   $13,870,521   $ 4,305,706
                                                   ===========   ============   ===========   ===========

Capital shares authorized ......................    Indefinite     Indefinite    Indefinite    Indefinite
Capital shares outstanding .....................       633,513      4,504,229       919,772       393,180

Net asset value per share (net assets
  divided by shares outstanding) ...............        $17.65         $25.02        $14.72        $10.39
                                                   ===========   ============   ===========   ===========






                            See accompanying notes.

--------------------------------------------------------------------------------
                                       69

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                     SERIES B       SERIES C      SERIES D        SERIES E
                                                     SERIES A        (GROWTH-       (MONEY       (WORLDWIDE     (HIGH GRADE
                                                     (GROWTH)         INCOME)       MARKET)        EQUITY)        INCOME)
                                                     --------         -------       -------        -------        -------
INVESTMENT INCOME:
 Dividends .....................................   $  6,140,252   $  12,183,288    $       --   $  3,839,313    $        --
 Interest ......................................      1,174,267       3,810,122     3,758,259        971,882      5,001,756
                                                   ------------   -------------    ----------   ------------    -----------
                                                      7,314,519      15,993,410     3,758,259      4,811,195      5,001,756
 Less foreign tax expense ......................             --              --            --       (342,967)            --
                                                   ------------   -------------    ----------   ------------    -----------
     Total investment income ...................      7,314,519      15,993,410     3,758,259      4,468,228      5,001,756

EXPENSES:
 Management fees ...............................      4,078,904       4,745,239       331,076      1,580,314        515,694
 Custodian fees ................................         16,625          16,990            --        238,015          6,203
 Transfer/maintenance fees .....................          3,312           3,024         3,498          2,966          2,513
 Administration fees ...........................        244,734         284,714        29,844        229,146         31,847
 Directors' fees ...............................          7,644              --            --          3,982          5,997
 Professional fees .............................         15,861          20,900         3,942          7,964          5,371
 Reports to shareholders .......................         39,454          25,722         5,626         21,358          7,191
 Registration fees .............................            756             906            --         10,498            107
 Other expenses ................................         18,104          19,200            --         23,763         15,191
                                                   ------------   -------------    ----------   ------------    -----------
     Total expenses ............................      4,425,394       5,116,695       373,986      2,118,006        590,114
                                                   ------------   -------------    ----------   ------------    -----------
     Net investment income .....................      2,889,125      10,876,715     3,384,273      2,350,222      4,411,642

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain during the period on:
  Investments ..................................     17,919,373     342,824,994            --     19,797,647      1,059,918
  Foreign currency transactions ................             --              --            --        470,878             --
                                                   ------------   -------------    ----------   ------------    -----------
     Net realized gain .........................     17,919,373     342,824,994            --     20,268,525      1,059,918
 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments ..................................    160,174,111    (260,775,913)        8,006     17,574,680       (305,361)
  Translation of assets and liabilities
     in foreign currencies .....................             --              --            --     (1,429,413)            --
                                                   ------------   -------------    ----------   ------------    -----------
      Net unrealized appreciation (depreciation)    160,174,111    (260,775,913)        8,006     16,145,267       (305,361)
                                                   ------------   -------------    ----------   ------------    -----------

     Net gain ..................................    178,093,484      82,049,081         8,006     36,413,792        754,557
                                                   ------------   -------------    ----------   ------------    -----------
       Net increase in net assets resulting
        from operations ........................   $180,982,609   $  92,925,796    $3,392,279   $ 38,764,014    $ 5,166,199
                                                   ============   =============    ==========   ============    ===========





                             See accompanying notes.

--------------------------------------------------------------------------------
                                       70

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                   SERIES K      SERIES M       SERIES N
                                                     SERIES J      (GLOBAL     (SPECIALIZED     (MANAGED       SERIES O
                                                    (EMERGING     AGGRESSIVE       ASSET          ASSET        (EQUITY
                                                     GROWTH)         BOND)      ALLOCATION)    ALLOCATION)     INCOME)
                                                     -------         -----      -----------    -----------     -------
INVESTMENT INCOME:
 Dividends ....................................   $    576,731    $      --    $   349,818    $   213,995    $ 2,237,712
 Interest .....................................        144,756      981,781        378,305        678,221        428,715
                                                  ------------    ---------    -----------    -----------    -----------
                                                       721,487      981,781        728,123        892,216      2,666,427
 Less foreign tax expense .....................             --      (21,871)       (29,943)        (5,332)        (3,023)
                                                  ------------    ---------    -----------    -----------    -----------
     Total investment income ..................        721,487      959,910        698,180        886,884      2,663,404

EXPENSES:
     Management fees ..........................        883,240       57,707        238,822        230,162        888,633
     Custodian fees ...........................          5,111        9,313          8,836          8,759         23,958
     Transfer/maintenance fees ................          2,799        2,414          2,067          1,957          3,199
     Administration fees ......................         52,995       33,462         40,747         40,357         39,988
     Directors' fees ..........................          2,053          109            351            291          1,504
     Professional fees ........................          1,522        3,260          2,855          1,160             --
     Reports to shareholders ..................          8,291          543          4,866          2,805          8,379
     Registration fees ........................             17          701             47             --             56
     Other expenses ...........................          6,151          423          1,447            584          2,069
                                                  ------------    ---------    -----------    -----------    -----------
     Total expenses ...........................        962,179      107,932        300,038        286,075        967,786
     Reimbursement of expenses ................             --      (38,300)            --             --             --
                                                  ------------    ---------    -----------    -----------    -----------
 Net expenses .................................        962,179       69,632        300,038        286,075        967,786
                                                  ------------    ---------    -----------    -----------    -----------
     Net investment income (loss) .............       (240,692)     890,278        398,142        600,809      1,695,618

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .................................     22,214,260      115,341      3,143,254         91,093      4,879,038
  Foreign currency transactions ...............                    (192,736)         5,679         (2,333)        (1,558)
                                                  ------------    ---------    -----------    -----------    -----------
    Net realized gain (loss) ..................     22,214,260      (77,395)     3,148,933         88,760      4,877,480

 Net change in unrealized appreciation
   (depreciation) during the period on:
  Investments .................................     (1,213,133)     (28,152)     1,464,613      4,128,035      3,344,466
  Translation of assets and liabilities
     in foreign currencies ....................             --     (231,536)           185        (19,359)           192
                                                  ------------    ---------    -----------    -----------    -----------
    Net unrealized appreciation
        (depreciation) ........................     (1,213,133)    (259,688)     1,464,798      4,108,676      3,344,658
                                                  ------------    ---------    -----------    -----------    -----------

     Net gain (loss) ..........................     21,001,127     (337,083)     4,613,731      4,197,436      8,222,138
                                                  ------------    ---------    -----------    -----------    -----------
       Net increase in net assets resulting
        from operations .......................   $ 20,760,435    $ 553,195    $ 5,011,873    $ 4,798,245    $ 9,917,756
                                                  ============    =========    ===========    ===========    ===========






                             See accompanying notes.

--------------------------------------------------------------------------------
                                       71

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                 SERIES S
                                                   SERIES P      (SOCIAL-      SERIES V     SERIES X
                                                 (HIGH YIELD)   AWARENESS)      (VALUE)    (SMALL CAP)
                                                 ------------   ----------      -------    -----------
INVESTMENT INCOME:
 Dividends ....................................   $     719    $   499,258   $    54,631    $   4,638
 Interest .....................................     384,666        105,127        12,359       11,188
                                                  ---------    -----------   -----------    ---------
     Total investment income ..................     385,385        604,385        66,990       15,826

EXPENSES:
 Management fees ..............................      34,146        377,657        38,444       16,779
 Custodian fees ...............................       3,763          2,583         1,521        5,464
 Transfer/maintenance fees ....................         632          2,610           614          470
 Administration fees ..........................       2,049         22,659         2,306        1,510
 Directors' fees ..............................         181            842           219           25
 Professional fees ............................       3,037         15,697         7,307        6,303
 Reports to shareholders ......................         693          3,147           186           98
 Registration fees ............................          86              6             5          187
 Other expenses ...............................          --          2,623           268          594
                                                  ---------    -----------   -----------    ---------
     Total expenses ...........................      44,587        427,824        50,870       31,430
  Reimbursement of expenses ...................     (34,146)            --       (22,594)     (16,779)
                                                  ---------    -----------   -----------    ---------
 Net expenses .................................      10,441        427,824        28,276       14,651
                                                  ---------    -----------   -----------    ---------
     Net investment income ....................     374,944        176,561        38,714        1,175

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .................................      27,356      6,778,245       173,863      (53,051)
                                                  ---------    -----------   -----------    ---------
     Net realized gain (loss) .................      27,356      6,778,245       173,863      (53,051)

 Net change in unrealized appreciation
 (depreciation) during the period on
  investments .................................     (28,426)     7,626,840       960,131      325,355
                                                  ---------    -----------   -----------    ---------
     Net unrealized appreciation (depreciation)     (28,426)     7,626,840       960,131      325,355
                                                  ---------    -----------   -----------    ---------

     Net gain (loss) ..........................      (1,070)    14,405,085     1,133,994      272,304
                                                  ---------    -----------   -----------    ---------
       Net increase in net assets
       resulting from operations ..............   $ 373,874    $14,581,646   $ 1,172,708    $ 273,479
                                                  =========    ===========   ===========    =========







                             See accompanying notes.

--------------------------------------------------------------------------------
                                       72

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                    SERIES B          SERIES C         SERIES D          SERIES E
                                                  SERIES A          (GROWTH-           (MONEY         (WORLDWIDE)      (HIGH GRADE
                                                  (GROWTH)           INCOME)           MARKET)          EQUITY)           INCOME)
                                                  --------           -------           -------          -------           -------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ...................... $     2,889,125    $    10,876,715    $   3,384,273    $   2,350,222    $   4,411,642
 Net realized gain ..........................      17,919,373        342,824,994               --       20,268,525        1,059,918
 Unrealized appreciation (depreciation)
    during the period .......................     160,174,111       (260,775,913)           8,006       16,145,267         (305,361)
                                              ---------------    ---------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ........................     180,982,609         92,925,796        3,392,279       38,764,014        5,166,199

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ......................      (5,787,007)       (20,380,168)      (6,397,306)      (4,184,565)      (8,568,936)
 Net realized gain ..........................     (73,869,447)      (129,457,129)              --      (23,945,010)              --
                                              ---------------    ---------------    -------------    -------------    -------------
   Total distributions to shareholders ......     (79,656,454)      (149,837,297)      (6,397,306)     (28,129,575)      (8,568,936)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ...............     157,726,309        115,829,732      219,716,250       66,010,886       41,537,247
 Dividends reinvested .......................      79,656,454        149,837,297        6,397,306       28,129,575        8,568,936
 Shares redeemed ............................    (187,547,898)      (140,239,791)    (136,751,786)     (63,668,755)     (50,616,466)
                                              ---------------    ---------------    -------------    -------------    -------------
   Net increase (decrease) from capital share
    transactions ............................      49,834,865        125,427,238       89,361,770       30,471,706         (510,283)
                                              ---------------    ---------------    -------------    -------------    -------------

     Total increase (decrease) in net assets      151,161,020         68,515,737       86,356,743       41,106,145       (3,913,020)

NET ASSETS:
 Beginning of period ........................     999,928,967      1,198,302,421       98,014,830      285,781,661      140,908,535
                                              ---------------    ---------------    -------------    -------------    -------------
 End of period .............................. $ 1,151,089,987    $ 1,266,818,158    $ 184,371,573    $ 326,887,806    $ 136,995,515
                                              ===============    ===============    =============    =============    =============

 Undistributed net investment income at
   end of period ............................      $2,560,396        $10,753,900       $3,108,974       $1,431,577       $4,194,170
                                              ===============    ===============    =============    =============    =============

 (a) Shares issued and redeemed
    Shares sold .............................       5,064,048          2,762,960       17,804,708       10,136,334        3,436,602
    Dividends reinvested ....................       2,571,222          3,659,924          530,017        4,367,946          736,162
    Shares redeemed .........................      (5,975,879)        (3,362,055)     (11,072,668)      (9,750,080)      (4,208,269)
                                              ---------------    ---------------    -------------    -------------    -------------
       Net increase  (decrease) .............       1,659,391          3,060,829        7,262,057        4,754,200          (35,505)
                                              ===============    ===============    =============    =============    =============








                             See accompanying notes.

--------------------------------------------------------------------------------
                                       73

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)



                                                                    SERIES K        SERIES M        SERIES N
                                                    SERIES J        (GLOBAL       (SPECIALIZED      (MANAGED         SERIES O
                                                   (EMERGING       AGGRESSIVE         ASSET           ASSET          (EQUITY
                                                    GROWTH)           BOND)        ALLOCATION)     ALLOCATION)       INCOME)
                                                    -------           -----        -----------     -----------       -------

INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ................   $    (240,692)   $    890,278    $    398,142    $    600,809    $   1,695,618
 Net realized gain (loss) ....................      22,214,260         (77,395)      3,148,933          88,760        4,877,480
 Unrealized appreciation (depreciation)
    during the period ........................      (1,213,133)       (259,688)      1,464,798       4,108,676        3,344,658
                                                 -------------    ------------    ------------    ------------    -------------
   Net increase in net assets resulting
     from operations .........................      20,760,435         553,195       5,011,873       4,798,245        9,917,756

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .......................      (1,431,865)        (30,659)       (959,469)       (745,652)      (2,449,984)
 Net realized gain ...........................     (23,830,326)             --      (2,398,671)       (466,032)      (5,928,963)
                                                 -------------    ------------    ------------    ------------    -------------
   Total distributions to shareholders .......     (25,262,191)        (30,659)     (3,358,140)     (1,211,684)      (8,378,947)

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares ................      38,904,067       5,230,355       6,495,451      16,664,867       62,047,625
 Dividends reinvested ........................      25,262,191          30,659       3,358,140       1,211,684        8,378,947
 Shares redeemed .............................     (49,055,953)     (5,585,810)    (12,247,249)     (5,909,532)     (25,932,781)
                                                 -------------    ------------    ------------    ------------    -------------
   Net increase (decrease) from capital share
    transactions .............................      15,110,305        (324,796)     (2,393,658)     11,967,019       44,493,791
                                                 -------------    ------------    ------------    ------------    -------------

     Total increase (decrease) in net assets .      10,608,549         197,740        (739,925)     15,553,580       46,032,600

NET ASSETS:
 Beginning of period .........................     226,297,440      14,678,671      48,378,810      38,181,802      150,391,303
                                                 -------------    ------------    ------------    ------------    -------------
 End of period ...............................   $ 236,905,989    $ 14,876,411    $ 47,638,885    $ 53,735,382    $ 196,423,903
                                                 =============    ============    ============    ============    =============

 Undistributed net investment income (loss) at
   end of period .............................       ($284,934)       $859,619        $173,965        $579,161       $1,632,362
                                                 =============    ============    ============    ============    =============

(a) Shares issued and redeemed
    Shares sold ..............................       1,818,112         508,127         507,985       1,144,115        3,423,374
    Dividends reinvested .....................       1,198,396           2,977         268,437          82,992          458,869
    Shares redeemed ..........................      (2,223,270)       (540,430)       (955,644)       (404,876)      (1,432,287)
                                                 -------------    ------------    ------------    ------------    -------------
       Net increase (decrease) ...............         793,238         (29,326)       (179,222)        822,231        2,449,956
                                                 =============    ============    ============    ============    =============








                             See accompanying notes.

--------------------------------------------------------------------------------
                                       74

FOR THE SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)


                                                                    SERIES S
                                                    SERIES P        (SOCIAL-        SERIES V       SERIES X
                                                  (HIGH YIELD)     AWARENESS)        (VALUE)      (SMALL CAP)
                                                  ------------     ----------        -------      -----------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .......................   $    374,944    $     176,561    $     38,714    $     1,175
 Net realized gain (loss) ....................         27,356        6,778,245         173,863        (53,051)
 Unrealized appreciation (depreciation)
   during the period .........................        (28,426)       7,626,840         960,131        325,355
                                                 ------------    -------------    ------------    -----------
   Net increase in net assets
     resulting from operations ...............        373,874       14,581,646       1,172,708        273,479

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .......................       (309,157)        (252,822)        (28,626)        (5,176)
 Net realized gain ...........................        (68,420)      (2,781,038)       (157,440)            --
                                                 ------------    -------------    ------------    -----------
   Total distributions to shareholders .......       (377,577)      (3,033,860)       (186,066)        (5,176)

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares ................      5,688,242       17,670,518       6,689,355      1,305,676
 Dividends reinvested ........................        377,577        3,033,860         186,066          5,176
 Shares redeemed .............................     (1,645,974)      (8,904,023)       (814,425)      (133,174)
                                                 ------------    -------------    ------------    -----------
   Net increase from capital share
    transactions .............................      4,419,845       11,800,355       6,060,996      1,177,678
                                                 ------------    -------------    ------------    -----------

     Total increase in net assets ............      4,416,142       23,348,141       7,047,638      1,445,981

NET ASSETS:
 Beginning of period .........................      6,767,167       89,331,658       6,490,997      2,639,984
                                                 ------------    -------------    ------------    -----------
 End of period ...............................   $ 11,183,309    $ 112,679,799    $ 13,538,635    $ 4,085,965
                                                 ============    =============    ============    ===========

 Undistributed net investment income (loss) at
   end of period .............................       $368,523         $176,583         $38,194          ($235)
                                                 ============    =============    ============    ===========

(a) Shares issued and redeemed
    Shares sold ..............................        320,629          738,411         469,335        130,410
    Dividends reinvested .....................         21,650          125,263          12,649            489
    Shares redeemed ..........................        (93,191)        (373,832)        (56,434)       (12,838)
                                                 ------------    -------------    ------------    -----------
       Net increase ..........................        249,088          489,842         425,550        118,061
                                                 ============    =============    ============    ===========







                             See accompanying notes.

--------------------------------------------------------------------------------
                                       75

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                    SERIES B          SERIES C         SERIES D         SERIES E
                                                   SERIES A         (GROWTH-           (MONEY         (WORLDWIDE)      (HIGH GRADE
                                                   (GROWTH)          INCOME)           MARKET)          EQUITY)          INCOME)
                                                   --------          -------           -------          -------          -------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ......................   $   5,613,118    $    20,496,929    $   6,337,336    $   2,126,880    $   8,403,103
 Net realized gain (loss) ...................      74,245,595        129,262,529               --       22,460,775       (1,539,646)
 Unrealized appreciation (depreciation)
    during the period .......................     126,638,845        101,905,973           49,687       (8,322,309)       4,991,204
                                                -------------    ---------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ........................     206,497,558        251,665,431        6,387,023       16,265,346       11,854,661

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ......................      (5,518,886)       (23,074,486)      (6,976,237)      (5,800,374)      (8,745,211)
 Net realized gain ..........................     (51,595,242)       (57,256,924)              --      (12,516,597)              --
                                                -------------    ---------------    -------------    -------------    -------------
   Total distributions to shareholders ......     (57,114,128)       (80,331,410)      (6,976,237)     (18,316,971)      (8,745,211)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares ...............     349,498,897        206,586,968      334,627,234      104,379,832       66,408,884
 Dividends reinvested .......................      57,114,128         80,331,410        6,976,237       18,316,971        8,745,211
 Shares redeemed ............................    (270,658,046)      (216,536,285)    (371,671,540)     (81,889,098)     (71,396,121)
                                                -------------    ---------------    -------------    -------------    -------------
   Net increase (decrease) from capital share
    transactions ............................     135,954,979         70,382,093      (30,068,069)      40,807,705        3,757,974
                                                -------------    ---------------    -------------    -------------    -------------

     Total increase (decrease) in net assets      285,338,409        241,716,114      (30,657,283)      38,756,080        6,867,424

NET ASSETS:
 Beginning of year ..........................     714,590,558        956,586,307      128,672,113      247,025,581      134,041,111
                                                -------------    ---------------    -------------    -------------    -------------
 End of year ................................   $ 999,928,967    $ 1,198,302,421    $  98,014,830    $ 285,781,661    $ 140,908,535
                                                =============    ===============    =============    =============    =============

 Undistributed net investment income at
   end of year ..............................      $5,458,278        $20,257,353       $6,122,007       $3,265,920       $8,351,464
                                                =============    ===============    =============    =============    =============

 (a) Shares issued and redeemed
    Shares sold .............................      12,677,122          5,260,534       26,333,439       16,054,895        5,467,675
    Dividends reinvested ....................       1,995,844          2,051,364          565,336        2,813,667          744,273
    Shares redeemed .........................     (10,042,899)        (5,527,086)     (29,322,870)     (12,578,379)      (5,876,034)
                                                -------------    ---------------    -------------    -------------    -------------
       Net increase  (decrease) .............       4,630,067          1,784,812       (2,424,095)       6,290,183          335,914
                                                =============    ===============    =============    =============    =============





                             See accompanying notes.

--------------------------------------------------------------------------------
                                       76

FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             SERIES K        SERIES M        SERIES N
                                             SERIES J        (GLOBAL       (SPECIALIZED      (MANAGED         SERIES O
                                            (EMERGING       AGGRESSIVE         ASSET           ASSET          (EQUITY
                                             GROWTH)           BOND)        ALLOCATION)     ALLOCATION)       INCOME)
                                             -------           -----        -----------     -----------       -------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) .........   $    (218,416)   $  1,447,951    $    787,888    $    737,856    $   2,406,342
 Net realized gain ....................      25,352,614          96,313       2,392,722         431,789        5,852,343
 Unrealized appreciation (depreciation)
    during the period .................      13,543,690        (737,317)       (609,025)      3,226,105       17,563,989
                                          -------------    ------------    ------------    ------------    -------------
   Net increase in net assets resulting
     from operations ..................      38,677,888         806,947       2,571,585       4,395,750       25,822,674

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ................        (549,249)     (1,187,593)       (989,376)       (463,492)      (1,036,083)
 Net realized gain ....................      (4,737,130)       (360,640)       (951,614)       (302,277)      (1,478,050)
                                          -------------    ------------    ------------    ------------    -------------
   Total distributions to shareholders       (5,286,379)     (1,548,233)     (1,940,990)       (765,769)      (2,514,133)

CAPITAL SHARE TRANSACTIONS (a):
 Proceeds from sale of shares .........     133,668,974      12,401,810      20,640,318      22,521,114       89,058,294
 Dividends reinvested .................       5,286,379       1,548,233       1,940,990         765,769        2,514,133
 Shares redeemed ......................     (94,470,710)    (11,249,981)    (13,229,016)    (12,079,640)     (26,866,727)
                                          -------------    ------------    ------------    ------------    -------------
   Net increase from capital share
    transactions ......................      44,484,643       2,700,062       9,352,292      11,207,243       64,705,700
                                          -------------    ------------    ------------    ------------    -------------

     Total increase in net assets .....      77,876,152       1,958,776       9,982,887      14,837,224       88,014,241

NET ASSETS:
 Beginning of year ....................     148,421,288      12,719,895      38,395,923      23,344,578       62,377,062
                                          -------------    ------------    ------------    ------------    -------------
 End of year ..........................   $ 226,297,440    $ 14,678,671    $ 48,378,810    $ 38,181,802    $ 150,391,303
                                          =============    ============    ============    ============    =============

 Undistributed net investment income at
   end of year ........................      $1,387,623             $--        $735,292        $724,004       $2,386,728
                                          =============    ============    ============    ============    =============

(a) Shares issued and redeemed
    Shares sold .......................       6,939,060       1,143,221       1,648,855       1,701,526        5,601,731
    Dividends reinvested ..............         248,954         153,633         154,292          57,361          151,820
    Shares redeemed ...................      (4,713,562)     (1,023,875)     (1,055,108)       (951,637)      (1,670,956)
                                          -------------    ------------    ------------    ------------    -------------
       Net increase ...................       2,474,452         272,979         748,039         807,250        4,082,595
                                          =============    ============    ============    ============    =============







                             See accompanying notes.

--------------------------------------------------------------------------------
                                       77

FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                      SERIES S
                                                       SERIES P       (SOCIAL-       SERIES V*      SERIES X**
                                                     (HIGH YIELD)    AWARENESS)       (VALUE)      (SMALL CAP)
                                                     ------------    ----------       -------      -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ...........................   $   303,160    $    255,356    $    28,106    $     3,766
 Net realized gain (loss) ........................        66,450       2,451,272        153,347       (220,499)
 Unrealized appreciation during the period .......        67,808      12,331,938        345,437        118,932
                                                     -----------    ------------    -----------    -----------
   Net increase (decrease) in net assets
     resulting from operations ...................       437,418      15,038,566        526,890        (97,801)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................       (86,463)       (140,591)            --             --
 Net realized gain ...............................       (16,835)     (3,817,588)            --             --
                                                     -----------    ------------    -----------    -----------
   Total distributions to shareholders ...........      (103,298)     (3,958,179)            --             --

CAPITAL SHARE TRANSACTION (a):
 Proceeds from sale of shares ....................     5,106,583      31,437,717      6,530,970      2,739,040
 Dividends reinvested ............................       103,298       3,958,179             --             --
 Shares redeemed .................................    (1,441,939)    (14,641,340)      (566,863)        (1,255)
                                                     -----------    ------------    -----------    -----------
   Net increase from capital share
    transactions .................................     3,767,942      20,754,556      5,964,107      2,737,785
                                                     -----------    ------------    -----------    -----------

     Total increase in net assets ................     4,102,062      31,834,943      6,490,997      2,639,984

NET ASSETS:
 Beginning of period .............................     2,665,105      57,496,715             --             --
                                                     -----------    ------------    -----------    -----------
 End of period ...................................   $ 6,767,167    $ 89,331,658    $ 6,490,997    $ 2,639,984
                                                     ===========    ============    ===========    ===========

 Undistributed net investment income at
   end of period .................................      $302,736        $252,844        $28,106         $3,766
                                                     ===========    ============    ===========    ===========

(a) Shares issued and redeemed
    Shares sold ..................................       294,241       1,523,304        538,647        275,255
    Dividends reinvested .........................         6,087         186,619             --             --
    Shares redeemed ..............................       (82,570)       (708,502)       (44,425)          (136)
                                                     -----------    ------------    -----------    -----------
       Net increase ..............................       217,758       1,001,421        494,222        275,119
                                                     ===========    ============    ===========    ===========



 * Period May 1, 1997 (inception) through December 31, 1997.
** Period October 15, 1997 (inception) through December 31, 1997.




                             See accompanying notes.

--------------------------------------------------------------------------------
                                       78

FINANCIAL HIGHLIGHTS

                                                                   FISCAL PERIOD ENDED DECEMBER 31
SERIES A (GROWTH)                       -------------------------------------------------------------------------------------
                                          1998(j)           1997(e)        1996(e)       1995(e)          1994         1993
                                        ----------         --------       --------       --------       -------      --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD     $    29.39         $  24.31       $  21.03       $  16.00       $  19.82     $  18.33
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............         0.08             0.16           0.18           0.18           0.20         0.39
Net Gain (Loss) on Securities
 (realized and unrealized) ..........         5.13             6.75           4.50           5.65          (0.44)        2.08
                                        ----------         --------       --------       --------       --------     --------
Total from investment operations ....         5.21             6.91           4.68           5.83          (0.20)        2.47
LESS DISTRIBUTIONS
Dividends (from Net
  Investment Income) ................        (0.17)           (0.18)         (0.20)         (0.15)         (0.38)       (0.23)
Distributions (from Capital Gains)...        (2.17)           (1.65)         (1.20)         (0.65)         (3.20)       (0.75)
                                        ----------         --------       --------       --------       --------     --------
   Total Distributions ..............        (2.34)           (1.83)         (1.40)         (0.80)         (3.58)       (0.98)
                                        ----------         --------       --------       --------       --------     --------
NET ASSET VALUE END OF PERIOD .......   $    32.26         $  29.39       $  24.31       $  21.03       $  16.00     $  19.82
                                        ==========         ========       ========       ========       ========     ========
TOTAL RETURN (b) ....................         18.1%            28.7%          22.7%          36.8%          (1.7%)       13.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) .......................   $1,151,090         $999,929       $714,591       $519,891       $332,288     $317,407
Ratio of Expenses to
  Average Net Assets ................         0.81%            0.81%          0.83%          0.83%          0.84%        0.86%
Ratio of Net Investment
  Income (Loss) to
  Average Net Assets ................         0.53%            0.66%          0.90%          1.21%          1.13%        2.01%
Portfolio Turnover Rate .............           42%              61%            57%            83%            90%         108%

------------------------------------------------------------------------------------------------------------------------------------



                                                                     FISCAL PERIOD ENDED DECEMBER 31
SERIES B (GROWTH)                          ----------------------------------------------------------------------------------
                                            1998(j)          1997(e)       1996(e)        1995(e)          1994        1993
                                           ----------       ----------     --------       --------       --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ....   $    41.60       $    35.40     $  33.95       $  26.54       $  29.73    $  27.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..................         0.35             0.72         0.83           0.79           0.51        0.64
Net Gain (Loss) on Securities
 (realized and unrealized) .............         3.02             8.47         5.16           7.16          (1.34)       2.01
                                           ----------       ----------     --------       --------       --------    --------
Total from investment operations .......         3.37             9.19         5.99           7.95          (0.83)       2.65
LESS DISTRIBUTIONS
Dividends (from Net
  Investment Income) ...................        (0.71)           (0.86)       (0.78)         (0.54)         (0.68)      (0.68)
Distributions (from Capital Gains) .....        (4.51)           (2.13)       (3.76)          --            (1.68)       --
                                           ----------       ----------     --------       --------       --------    --------
   Total Distributions .................        (5.22)           (2.99)       (4.54)         (0.54)         (2.36)      (0.68)
                                           ----------       ----------     --------       --------       --------    --------
NET ASSET VALUE END OF PERIOD ..........   $    39.75       $    41.60     $  35.40       $  33.95       $  26.54    $  29.73
                                           ==========       ==========     ========       ========       ========    ========
TOTAL RETURN (b) .......................          7.7%            26.5%        18.3%          30.1%          (3.0%)       9.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period
  (thousands) ..........................   $1,266,818       $1,198,302     $956,586       $795,113       $595,154    $583,599
Ratio of Expenses to
  Average Net Assets ...................         0.81%            0.83%        0.84%          0.83%          0.84%       0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ................         1.72%            1.89%        2.56%          2.70%          2.07%       2.63%
Portfolio Turnover Rate ................          129%              62%          58%            94%            43%         95%

------------------------------------------------------------------------------------------------------------------------------------

                                                                         FISCAL PERIOD ENDED DECEMBER 31
SERIES C (MONEY MARKET)                        ----------------------------------------------------------------------------------
                                                1998(j)        1997(e)      1996(a)(e)      1995(e)         1994            1993
                                               --------        -------      ----------     --------       --------        -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......    $  12.53        $ 12.56      $  12.34       $  12.27       $  12.09        $ 12.21
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................        0.29           0.79          0.61           0.74           0.41           0.29
Net Gain (Loss) on Securities
 (realized and unrealized) ................        0.02          (0.15)         0.01          (0.08)          0.04           0.03
                                               --------        -------      --------       --------       --------        -------
Total from investment operations ..........        0.31           0.64          0.62           0.66           0.45           0.32
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....       (0.62)         (0.67)        (0.40)         (0.59)         (0.27)         (0.44)
Distributions (from Capital Gains) ........        --             --            --             --             --             --
                                               --------        -------      --------       --------       --------        -------
   Total Distributions ....................       (0.62)         (0.67)        (0.40)         (0.59)         (0.27)         (0.44)
                                               --------        -------      --------       --------       --------        -------
NET ASSET VALUE END OF PERIOD .............    $  12.22        $ 12.53      $  12.56       $  12.34       $  12.27        $ 12.09
                                               ========        =======      ========       ========       ========        =======
TOTAL RETURN (b) ..........................         2.5%           5.2%          5.1%           5.4%           3.7%           2.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......    $184,372        $98,015      $128,672       $105,436       $118,668        $99,092
Ratio of Expenses to Average Net Assets ...        0.56%          0.58%         0.58%          0.60%          0.61%          0.61%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................        5.10%          5.04%         4.89%          5.27%          3.70%          2.65%
Portfolio Turnover Rate ...................        --             --            --             --             --             --

------------------------------------------------------------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS(CONTINUED)


                                                                         FISCAL PERIOD ENDED DECEMBER 31
SERIES D (WORLDWIDE EQUITY)                   -------------------------------------------------------------------------------------
                                                1998(j)         1997           1996            1995          1994            1993
                                              ---------       --------       --------       --------       --------        --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........   $   6.14       $   6.14       $   5.56       $   5.07       $   4.94        $  3.76
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ......................       0.05           0.04           0.03           0.05           0.02           0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .................       0.78           0.38           0.93           0.50           0.12           1.17
                                               --------       --------       --------       --------       --------        -------
Total from investment operations ...........       0.83           0.42           0.96           0.55           0.14           1.19
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .....      (0.09)         (0.13)         (0.20)          --            (0.01)         (0.01)
Distributions (from Capital Gains) .........      (0.51)         (0.29)         (0.18)         (0.06)          --             --
                                               --------       --------       --------       --------       --------        -------
   Total Distributions .....................      (0.60)         (0.42)         (0.38)         (0.06)         (0.01)         (0.01)
                                               --------       --------       --------       --------       --------        -------
NET ASSET VALUE END OF PERIOD ..............   $   6.37       $   6.14       $   6.14       $   5.56       $   5.07        $  4.94
                                               ========       ========       ========       ========       ========        =======
TOTAL RETURN (b) ...........................       13.5%           6.5%          17.5%          10.9%           2.7%          31.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......   $326,888       $285,782       $247,026       $177,781       $147,033        $98,252
Ratio of Expenses to Average Net Assets ....       1.34%          1.24%          1.30%          1.31%          1.34%          1.42%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................       1.49%          0.74%          0.74%          0.90%          0.50%          0.38%
Portfolio Turnover Rate ....................        107%           129%           115%           169%            82%            70%

------------------------------------------------------------------------------------------------------------------------------------

                                                                      FISCAL PERIOD ENDED DECEMBER 31
SERIES E (HIGH GRADE INCOME)                    -----------------------------------------------------------------------------------
                                                 1998(j)        1997(e)        1996(e)        1995(e)         1994          1993
                                                --------       --------       --------       --------       --------      --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ........    $  12.25       $  12.00       $  12.86       $  11.52       $  13.78      $  13.02
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ......................        0.40           0.86           0.75           0.74           0.76          0.64
Net Gain (Loss) on Securities
 (realized and unrealized) .................        0.05           0.31          (0.85)          1.36          (1.71)         1.02
                                                --------       --------       --------       --------       --------      --------
Total from investment operations ...........        0.45           1.17          (0.10)          2.10          (0.95)         1.66
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .....       (0.76)         (0.92)         (0.76)         (0.76)         (0.69)        (0.79)
Distributions (from Capital Gains) .........        --             --             --             --            (0.62)        (0.11)
                                                --------       --------       --------       --------       --------      --------
   Total Distributions .....................       (0.76)         (0.92)         (0.76)         (0.76)         (1.31)        (0.90)
                                                --------       --------       --------       --------       --------      --------
NET ASSET VALUE END OF PERIOD ..............    $  11.94       $  12.25       $  12.00       $  12.86       $  11.52      $   13.78
                                                ========       ========       ========       ========       ========      = =======
TOTAL RETURN (b) ...........................         3.8%          10.0%         (0.7%)          18.6%         (6.9%)          12.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .......    $136,996       $140,909       $134,041       $125,652       $107,078      $ 112,900
Ratio of Expenses to Average Net Assets ....        0.86%          0.83%          0.83%          0.85%          0.85%          0.86%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ....................        6.42%          6.67%          6.77%          6.60%          6.74%          6.21%
Portfolio Turnover Rate ....................         103%           106%           232%           180%           185%           151%

------------------------------------------------------------------------------------------------------------------------------------


                                                                            FISCAL PERIOD ENDED DECEMBER 31
SERIES J (EMERGING GROWTH)                         ------------------------------------------------------------------------------
                                                    1998(j)        1997(e)         1996(e)     1995(e)       1994          1993
                                                   --------       --------        --------     -------      -------      -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .......        $  21.33       $  18.25        $  16.06     $ 13.44        14.17      $ 12.47
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................           (0.02)         (0.03)          (0.04)       0.04        (0.01)       (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) ................            1.94           3.67            2.93        2.58        (0.71)        1.71
                                                   --------       --------        --------     -------      -------      -------
Total from investment operations ..........            1.92           3.64            2.89        2.62        (0.72)        1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....           (0.14)         (0.06)          (0.03)        --           --         (0.00)
Distributions (from Capital Gains) ........           (2.33)         (0.50)          (0.67)        --         (0.01)         --
                                                   --------       --------        --------     -------      -------      -------
   Total Distributions ....................           (2.47)         (0.56)          (0.70)        --         (0.01)       (0.00)
                                                   --------       --------        --------     -------      -------      -------
NET ASSET VALUE END OF PERIOD .............        $  20.78       $  21.33        $  18.25     $ 16.06      $ 13.44      $ 14.17
                                                   ========       ========        ========     =======      =======      =======
TOTAL RETURN (b) ..........................             8.8%          20.0%           18.0%       19.5%       (5.1%)        13.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......        $236,906       $226,297        $148,421     $93,379      $76,940      $42,096
Ratio of Expenses to Average
  Net Assets ..............................            0.82%          0.82%           0.84%       0.84%        0.88%        0.91%
Ratio of Net Investment Income (Loss)
  to Average Net Assets ...................           (0.20%)        (0.11%)         (0.21%)      0.26%       (0.11%)      (0.14%)
Portfolio Turnover Rate ...................             111%           107%            123%        202%          91%         117%

------------------------------------------------------------------------------------------------------------------------------------

                                                                     FISCAL PERIOD ENDED DECEMBER 31
SERIES K (GLOBAL AGGRESSIVE)                              -----------------------------------------------------------
                                                          1998(j)         1997(d)       1996(d)         1995(a)(c)(d)
                                                          -------         -------       -------        --------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................     $ 10.06         $ 10.72       $ 10.22           $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................        0.60            1.12          0.90             0.54
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................       (0.24)          (0.56)         0.50             0.22
                                                          -------         -------       -------           ------
Total from investment operations ....................        0.36            0.56          1.40             0.76
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.02)           (.94)        (0.77)           (0.47)
Distributions (from Capital Gains) ..................        --              (.28)        (0.13)           (0.04)
Return of Capital ...................................        --              --            --              (0.03)
                                                          -------         -------       -------           ------
   Total Distributions ..............................       (0.02)          (1.22)        (0.90)           (0.54)
                                                          -------         -------       -------           ------
NET ASSET VALUE END OF PERIOD .......................     $ 10.40         $ 10.06       $ 10.72           $10.22
                                                          =======         =======       =======           ======
TOTAL RETURN (b) ....................................         3.5%            5.4%         13.7%             7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................     $14,876         $14,679       $12,720           $5,678
Ratio of Expenses to Average Net Assets .............        0.77%           0.64%         0.84%            1.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        9.81%           9.81%        10.79%           11.03%
Portfolio Turnover Rate .............................          39%             85%           86%             127%

------------------------------------------------------------------------------------------------------------------------------------



                                                                       FISCAL PERIOD ENDED DECEMBER 31
SERIES M (SPECIALIZED ASSET ALLOCATION)                   --------------------------------------------------------
                                                          1998(j)        1997(i)        1996            1995(a)(c)
                                                          -------        -------       -------          ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................     $ 12.29         $ 12.05       $ 10.71          $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................        0.13            0.16          0.15             0.17
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................        1.21            0.59          1.36             0.54
                                                          -------         -------       -------          -------
Total from investment operations ....................        1.34            0.75          1.51             0.71
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............       (0.27)          (0.26)        (0.12)            --
Distributions (from Capital Gains) ..................       (0.68)          (0.25)        (0.05)            --
                                                          -------         -------       -------          -------
   Total Distributions ..............................       (0.95)          (0.51)        (0.17)            --
                                                          -------         -------       -------          -------
NET ASSET VALUE END OF PERIOD .......................     $ 12.68         $ 12.29       $ 12.05          $ 10.71
                                                          =======         =======       =======          =======
TOTAL RETURN (b) ....................................        11.0%            6.2%         14.2%             7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................     $47,639         $48,379       $38,396          $15,976
Ratio of Expenses to Average Net Assets .............        1.26%           1.26%         1.34%            1.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        1.67%           1.71%         2.73%            3.20%
Portfolio Turnover Rate .............................          31%             64%           40%             181%

------------------------------------------------------------------------------------------------------------------------------------

                                                                        FISCAL PERIOD ENDED DECEMBER 31
SERIES N (MANAGED ASSET ALLOCATION)                          ---------------------------------------------------
                                                             1998(j)         1997         1996        1995(a)(c)
                                                             -------       -------       -------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................        $ 13.88       $ 12.02       $ 10.73       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................           0.14          0.24          0.19          0.16
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................           1.41          1.96          1.18          0.57
                                                             -------       -------       -------       -------
Total from investment operations ....................           1.55          2.20          1.37          0.73
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............          (0.24)        (0.21)        (0.07)         --
Distributions (from Capital Gains) ..................          (0.15)        (0.13)        (0.01)         --
                                                             -------       -------       -------       -------
   Total Distributions ..............................          (0.39)        (0.34)        (0.08)         --
                                                             -------       -------       -------       -------
NET ASSET VALUE END OF PERIOD .......................        $ 15.04       $ 13.88       $ 12.02       $ 10.73
                                                             =======       =======       =======       =======
TOTAL RETURN (b) ....................................           11.3%         18.4%         12.8%          7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................        $53,735       $38,182       $23,345       $10,580
Ratio of Expenses to Average Net Assets .............           1.24%         1.35%         1.45%         1.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................           2.61%         2.71%         2.67%         2.80%
Portfolio Turnover Rate .............................             13%           28%           41%           26%

------------------------------------------------------------------------------------------------------------------------------------


                                                                      FISCAL PERIOD ENDED DECEMBER 31
SERIES O (EQUITY INCOME)                                       -------------------------------------------
                                                                1998(j)     1997        1996    1995(a)(c)
                                                               --------   --------    --------  ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                              $17.62     $14.01      $11.70      $10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                                              0.12       0.19        0.17        0.17
Net Gain (Loss) on Securities
 (realized and unrealized)                                         1.00       3.77        2.17        1.53
                                                               --------   --------    --------    --------
Total from investment operations                                   1.12       3.96        2.34        1.70
LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                            (0.25)      (0.14)      (0.03)         --
Distributions (from Capital Gains)                                (0.61)      (0.21)         --          --
                                                               --------   --------    --------    --------
   Total Distributions                                            (0.86)      (0.35)      (0.03)         --
                                                               --------   --------    --------    --------
NET ASSET VALUE END OF PERIOD                                    $17.88     $17.62      $14.01      $11.70
                                                               ========   ========    ========    ========
TOTAL RETURN (b)                                                    6.2%      28.4%       20.0%       17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                           $196,424   $150,391     $62,377     $13,528
Ratio of Expenses to Average Net Assets                            1.09%      1.09%       1.15%       1.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                       1.91%      2.31%       2.62%       3.00%
Portfolio Turnover Rate                                              20%        21%         22%          3%

------------------------------------------------------------------------------------------------------------------------------------

                                       83

                                                            FISCAL PERIOD ENDED DECEMBER 31
SERIES P (HIGH YIELD)                                   --------------------------------------
                                                         1998(j)        1997(d)     1996(d)(f)
                                                        ----------     ----------  -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................   $    17.60     $    15.99  $  15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................         0.59           0.68       0.51
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................         0.21           1.43       0.48
                                                        ----------     ----------   --------
Total from investment operations ....................         0.80           2.11       0.99
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............        (0.61)         (0.42)      --
Distributions (from Capital Gains) ..................        (0.14)         (0.08)      --
                                                        ----------     ----------   --------
   Total Distributions ..............................        (0.75)         (0.50)      --
                                                        ----------     ----------   --------
NET ASSET VALUE END OF PERIOD .......................   $    17.65     $    17.60   $  15.99
                                                        ==========     ==========   ========
TOTAL RETURN (b) ....................................          4.6%          13.4%       6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $   11,183     $    6,767   $  2,665
Ratio of Expenses to Average Net Assets .............         0.23%          0.31%      0.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................         8.24%          8.58%      8.24%
Portfolio Turnover Rate .............................          108%            77%       151%

--------------------------------------------------------------------------------------------


                                                                             FISCAL PERIOD ENDED DECEMBER 31
SERIES S (SOCIAL AWARENESS)                             ------------------------------------------------------------------------
                                                         1998(j)    1997(e)         1996(e)     1995(e)      1994        1993
                                                        --------    -------         -------     -------     -------     -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ................    $  22.25    $ 19.08         $ 16.49     $ 12.97     $ 13.69     $ 12.25
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ..............................        0.04       0.06            0.03        0.09        0.08        0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .........................        3.45       4.21            3.07        3.51       (0.59)       1.43
                                                        --------    -------         -------     -------     -------     -------
Total from investment operations ...................        3.49       4.27            3.10        3.60       (0.51)       1.45
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .............       (0.06)     (0.04)          (0.08)      (0.08)      (0.02)      (0.01)
Distributions (from Capital Gains) .................       (0.66)     (1.06)          (0.43)       --         (0.19)       --
                                                        --------    -------         -------     -------     -------     -------
   Total Distributions .............................       (0.72)     (1.10)          (0.51)      (0.08)      (0.21)      (0.01)
                                                        --------    -------         -------     -------     -------     -------
NET ASSET VALUE END OF PERIOD ......................    $  25.02    $ 22.25         $ 19.08     $ 16.49     $ 12.97     $ 13.69
                                                        ========    =======         =======     =======     =======     =======
TOTAL RETURN (b) ...................................        15.8%      22.7%           18.8%       27.7%       (3.7%)      11.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...............    $112,680    $89,332         $57,497     $36,830     $24,539     $19,490
Ratio of Expenses to Average Net Assets ............        0.85%      0.83%           0.84%       0.86%       0.90%       0.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .......................................        0.35%      0.35%           0.30%       0.75%       0.75%       0.23%
Portfolio Turnover Rate ............................          42%        49%             67%        122%         67%        105%

------------------------------------------------------------------------------------------------------------------------------------

                                       84

                                                         FISCAL PERIOD ENDED
                                                             DECEMBER 31
SERIES V (VALUE)                                       -----------------------
                                                       1998(j)   1997(a)(d)(g)
                                                       -------   -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $  13.13     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................      0.17        0.12
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................      1.68        3.01
                                                       --------     -------
Total from investment operations ....................      1.85        3.13
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............     (0.04)        --
Distributions (from Capital Gains) ..................     (0.22)        --
                                                       ---------    -------
   Total Distributions ..............................     (0.26)        --

NET ASSET VALUE END OF PERIOD .......................  $  14.72     $ 13.13
                                                       ========     =======
TOTAL RETURN (b) ....................................      14.1%       31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................  $ 13,539     $ 6,491
Ratio of Expenses to Average Net Assets .............      0.55%       0.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................      0.76%       1.55%
Portfolio Turnover Rate .............................        57%         79%

--------------------------------------------------------------------------------



                                                         FISCAL PERIOD ENDED
                                                              DECEMBER 31
SERIES X (SMALL CAP)                                  -------------------------
                                                       1998(j)       1997(d)(h)
                                                      ---------      ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .................  $    9.60     $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ...............................       --            0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ..........................       0.81         (0.41)
                                                       ---------     ---------
Total from investment operations ....................       0.81         (0.40)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..............      (0.02)         --
Distributions (from Capital Gains) ..................       --            --
                                                       ---------     ---------
   Total Distributions ..............................      (0.02)         --
                                                       ---------     ---------
NET ASSET VALUE END OF PERIOD .......................  $   10.39     $    9.60
                                                       =========     =========
TOTAL RETURN (b) ....................................         8.6%         (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ................   $   4,086     $   2,640
Ratio of Expenses to Average Net Assets .............        0.87%         0.98%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ........................................        0.07%         0.73%
Portfolio Turnover Rate .............................         333%          402%

--------------------------------------------------------------------------------

  (a)Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.
  (b)Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.
  (c)Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
  (d)Fund expenses for Series K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                1995     1996    1997    1998
               -----   -------  ------  ------
     Series K  2.03%     1.59%   1.39%   1.19%
     Series P   --       1.11%   1.14%   0.98%
     Series V   --        --     1.14%   0.99%
     Series X   --        --     1.98%   1.87%

  (e)Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                  1995      1996      1997
                 ------     -----    ------
     Series A     0.83%     0.83%     0.81%
     Series B     0.83%     0.84%     0.83%
     Series C     0.60%     0.58%     0.58%
     Series E     0.85%     0.83%     0.83%
     Series J     0.83%     0.84%     0.82%
     Series S     0.84%     0.84%     0.83%

  (f)Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
  (g)Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
  (h)Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
  (i)Meridian Investment Management Corporation (Meridian) became the sub-advisor of Series M (Specialized Asset Allocation) effective August 1, 1997. Prior to August 1, 1997, SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.
  (j)Unaudited figures for the six months ended June 30, 1998. Percentage amounts for the period, except total return, have been annualized.


--------------------------------------------------------------------------------
                                       85

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

     1. SIGNIFICANT ACCOUNTING POLICIES
     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.
     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
     Except for Series K, the funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates its portion of the results of operations resulting from foreign exchange rates on investment from the fluctuation arising from changes in the market prices of securities held.
     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.
     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series Jand M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires. There were no futures contracts held by the Fund at June 30, 1998.

--------------------------------------------------------------------------------
                                     86

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)


     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.
     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.
     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.
     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K, P, S and V and 1.00% for Series D, M, N, O and X. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. SMC has agreed to waive all of the management fees for Series P and X through December 31, 1998. SMC waived all of the management fees for Series V through April 30, 1998. SMC & LMC waived all of the management fees for Series K through April 30, 1998. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another fund within the Security Funds to which Strong provides advisory services. The fee is equal to .50% of the combined average net assets under $150,000,000, .45% of the combined average net assets at or above $150,000,000 but less than $500,000,000, and .40% of the combined average net assets at or above $500,000,000. Meridian Investment Management Corporation furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series M, and for such services receives an annual fee equal to the following schedule:

     Average Daily Net Assets of the Series                      Annual Fees

        Less Than $100 Million . ...........................     .40%, plus
        $100 Million but less than $200 Million ............     .35%, plus
        $200 Million but less than $400 Million ............     .30%, plus
        $400 Million or more ...............................     .25%

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the six month period ended June 30, 1998, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally

--------------------------------------------------------------------------------
                                       87

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series X), plus the greater of .10% of the average net assets of Series D, K, M and N, or $60,000. with respect to Series X, SMC receives a fee at the annual rate of .09% of the average daily net assets of the Series.
     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include SMC.


     3. FEDERAL INCOME TAX MATTERS
     The amounts of unrealized appreciation (depreciation) for income tax purposes at June 30, 1998, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:


                            Aggregate gross          Aggregate gross    Net unrealized
                              unrealized                unrealized        appreciation
                             appreciation              depreciation      (depreciation)
                            ----------------         ---------------    ---------------
SERIES A
  (Growth) ..............    $ 472,101,407           $  (3,237,679)      $ 468,863,728
SERIES B
  (Growth Income) .......      107,507,331             (56,656,001)         50,851,330
SERIES C
  (Money Market) ........           14,033                  (9,857)              4,176
SERIES D
  (Worldwide Equity) ....       52,634,044             (21,278,497)         31,355,547
SERIES E
  (High Grade Income) ...        4,202,856                (165,796)          4,037,060
SERIES J
  (Emerging Growth) .....       51,786,301             (11,692,333)         40,093,968
SERIES K
  (Global Aggressive) ...          482,211              (1,158,309)           (676,098)
SERIES M
  (Specialized Asset
   Allocation) ..........        6,950,688              (4,150,302)          2,800,386
SERIES N
  (Managed Asset
   Allocation) ..........        9,798,169                (611,424)          9,186,745
SERIES O
  (Equity Income) .......       31,050,447              (4,156,802)         26,893,645
SERIES P
  (High Yield) ..........          177,106                 (75,493)            101,613
SERIES S
  (Social Awareness) ....       32,202,500              (1,058,851)         31,143,649
SERIES V
  (Value) ...............        1,821,866                (516,298)          1,305,568
SERIES X
  (Small Cap) ...........          486,011                 (41,724)            444,287


     4. INVESTMENT TRANSACTIONS
     Investment transactions for the six month period ended June 30, 1998, (excluding overnight investments and short-term debt securities) are as follows:


                                               Proceeds
                               Purchases      from sales
                             -------------  -------------
SERIES A
  (Growth) ..............    $233,866,234   $218,458,973
SERIES B
  (Growth Income) .......     754,200,255    878,819,119
SERIES C
  (Money Market) ........            --             --
SERIES D
  (Worldwide Equity) ....     190,880,174    159,608,786
SERIES E
  (High Grade Income) ...      54,891,149     60,243,942
SERIES J
  (Emerging Growth) .....     126,416,469    129,707,994
SERIES K
  (Global Aggressive) ...       3,382,118      2,629,950
SERIES M
  (Specialized Asset
   Allocation) ..........       6,938,871     14,067,761
SERIES N
  (Managed Asset
   Allocation) ..........      14,953,443      2,711,270
SERIES O
  (Equity Income) .......      52,832,389     16,541,803
SERIES P
  (High Yield) ..........       8,919,031      4,604,853
SERIES S
  (Social Awareness) ....      27,639,918     20,313,766
SERIES V
  (Value) ...............       8,877,001      2,824,309
SERIES X
  (Small Cap) ...........       6,045,010      5,002,305

--------------------------------------------------------------------------------

                                       88

NOTES TO FINANCIAL STATEMENTS
JUNE 30,1998
(UNAUDITED)

     5. FORWARD FOREIGN EXCHANGE CONTRACTS
     At June 30, 1998, Series D had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

  CURRENCY                 TYPE      SETTLEMENT DATE    FOREIGN AMOUNT    U. S. AMOUNT   UNREALIZED GAIN(LOSS)
  --------                 ----      ---------------    --------------    ------------   ---------------------
SERIES D
--------
Australian Dollar          Sell        11/05/98             8,755,241       5,697,911         $    273,863
Australian Dollar           Buy        11/05/98             2,538,782       1,515,856               56,970
Australian Dollar           Buy        11/05/98             1,968,277       1,154,985               64,402
Canadian Dollar            Sell        11/30/98            13,590,071       9,353,755               66,327
Canadian Dollar             Buy        11/30/98             5,967,259       4,128,734              (50,721)
German Deutsche Mark       Sell        10/01/98            18,120,396       9,907,811             (171,410)
German Deutsche Mark        Buy        10/01/98            18,120,396      10,184,718             (105,497)
British Pound               Sell       10/06/98             9,955,400      16,440,846              (74,372)
Japanese Yen               Sell        07/08/98         1,493,003,200      11,456,000              689,693
Japanese Yen                Buy        07/08/98         1,493,003,200      11,879,402           (1,113,094)
Swedish Krona              Sell        10/01/98            52,220,767       6,605,207               45,919
Swedish Krona               Buy        10/01/98            52,220,767       6,770,224             (210,935)
                                                                                              ------------
                                                                                              $   (528,855)
                                                                                              ============


     6. TRANSACTIONS IN WRITTEN CALL OPTIONS
     Transactions in written covered call options for Series K were as follows:

                                                      SERIES K
                                            ----------------------------
                                                             NUMBER OF
                                             PREMIUM         CONTRACTS
                                            ----------      -----------
Balance at December 31, 1997                $  19,300           912,208
  Options written                              42,368         3,304,521
  Exercised                                   (34,193)       (2,524,416)
  Expiration                                  (27,475)       (1,692,313)
                                            ---------        ----------
Balance at June 30, 1998                    $      --                --
                                            =========        ==========

--------------------------------------------------------------------------------


SECURITY FUNDS
OFFICERS AND DIRECTORS
--------------------------

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Terry A. Milberger, Vice President
Jane A. Tedder, Vice President
Mark E. Young, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
David Eshnaur, Vice President
Michael A. Petersen, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President and Chief Investment Officer
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood,Treasurer


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


                                                     BULK RATE
                                                 U.S. POSTAGE PAID
                                                  PERMIT NO. 941
                                                    CHICAGO, IL
-------------------------------------
[LOGO] SECURITY DISTRIBUTORS, INC.
-------------------------------------
700 SW Harrison St.
Topeka, KS 66636-0001
(785) 431-3112
(800) 888-2461